[EXECUTION COUNTERPART]

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                OMNICOM FINANCE INC. and OMNICOM FINANCE LIMITED,
                                  as Borrowers

                      AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 10, 1996

                  Amended and Restated as of February 20, 1998

                        ---------------------------------
                                  $500,000,000
                        ---------------------------------

                       ABN AMRO BANK N.V., NEW YORK BRANCH
                    as Administrative Agent and Co-Arranger,

                             CHASE SECURITIES INC.,
                      as Syndication Agent and Co-Arranger

                                       and

                       ABN AMRO BANK N.V., NEW YORK BRANCH
                            THE CHASE MANHATTAN BANK
                                as Managing Banks

                ------------------------------------------------

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

                              TABLE OF CONTENTS(1)

                                                                            Page
                                                                            ----


Section 1. Definitions and Principles of Construction.......................   1
     1.01  Defined Terms....................................................   1
     1.02  Principles of Construction.......................................  20

Section 2. Amount and Terms of Revolving Credit.............................  20
     2.01  The Syndicated Loans.............................................  21
     2.02  Minimum Amount of Each Borrowing; Number of Interest
           Periods..........................................................  22
     2.03  Notice of Borrowing..............................................  22
     2.04  Disbursement of Funds............................................  24
     2.05  Notes............................................................  25
     2.06  Conversions......................................................  26
     2.07  Pro Rata Borrowings..............................................  26
     2.08  Interest.........................................................  27
     2.09  Interest Periods.................................................  28
     2.10  Increased Costs, Illegality, etc.................................  29
     2.11  Compensation.....................................................  31
     2.12  Change of Applicable Lending Office..............................  32
     2.13  Competitive Bid Loans............................................  32
     2.14  Swingline Loans..................................................  37
     2.15  Currency Valuation...............................................  38

Section 3. Commercial Paper Operations......................................  39
     3.01  Issuance of Initial Letter of Credit; Substitute
           Letters of Credit................................................  39
     3.02  Agreement to Repay Disbursements Under Letter of Credit..........  43
     3.03  Issuance of Commercial Paper.....................................  44

Section 4. Facility Fee; Fees; Reductions of
           Commitments; Commitment Termination
           Date; Increase of Commitments....................................  46
     4.01  Fees.............................................................  46
     4.02  Termination of Commitments.......................................  47
     4.03  Commitment Termination Date......................................  48
     4.04  Increase of Commitments..........................................  49

Section 5. Prepayments; Payments............................................  50
     5.01  Voluntary Prepayments............................................  50
     5.02  Mandatory Prepayments............................................  51
     5.03  Method and Place of Payment......................................  51
     5.04  Net Payments.....................................................  51

Section 6. Conditions Precedent.............................................  53
     6.01   Effectiveness...................................................  53

-------------
(1) This Table of Contents is provided for convenience only and is not a part of the attached Credit Agreement.



                                      (i)

                                                                            Page
                                                                            ----

     6.02  Credit Events....................................................  54

Section 7. Representations, Warranties and Agreements.......................  55
     7.01  Corporate Status.................................................  56
     7.02  Corporate Power and Authority....................................  56
     7.03  No Violation.....................................................  56
     7.04  Governmental Approvals...........................................  57
     7.05  Litigation.......................................................  57
     7.06  True and Complete Disclosure.....................................  57
     7.07  Use of Proceeds: Margin Regulations..............................  57
     7.08  Tax Returns and Payments.........................................  58
     7.09  Compliance with ERISA............................................  59
     7.10  Subsidiaries.....................................................  59
     7.11  Compliance with Statutes, etc....................................  59
     7.12  Investment Company Act...........................................  59
     7.13  Public Utility Holding Company Act...............................  60
     7.14  Commercial Paper.................................................  60

Section 8. Affirmative Covenants............................................  60
     8.01  Information Covenants............................................  60
     8.02  Books, Records and Inspections...................................  61
     8.03  Corporate Franchises.............................................  61
     8.04  Compliance with Statutes, etc....................................  61
     8.05  ERISA............................................................  62
     8.06  End of Fiscal Years; Fiscal Quarters.............................  62

Section 9. Negative Covenants...............................................  62
     9.01  Liens............................................................  63
     9.02  Consolidation, Merger, Sale of Assets, etc.......................  63
     9.03  Leases...........................................................  63
     9.04  Indebtedness.....................................................  63
     9.05  Advances, Investments and Loans..................................  64
     9.06  Transactions with Affiliates.....................................  64
     9.07  Limitation on Restrictions on Subsidiary Dividends and
           Other Distributions..............................................  64
     9.08  Business.........................................................  64
     9.09  Sale of Commercial Paper.........................................  64
     9.10  Dividends........................................................  65

Section 10. Events of Default...............................................  65
     10.01  Payments........................................................  65
     10.02  Representations, etc............................................  65
     10.03  Covenants.......................................................  65
     10.04  Default Under Other Agreements..................................  65
     10.05  Bankruptcy, etc.................................................  66
     10.06  ERISA...........................................................  67
     10.07  Guaranty........................................................  67
     10.08  Ownership of the Borrowers......................................  67
     10.09  Ownership of the Guarantor......................................  67
     10.10  Judgments.......................................................  68
     10.11  Fundamental Change of Guarantor.................................  68

Section 11. The Administrative Agent........................................  69


                                      (ii)

                                                                            Page
                                                                            ----

     11.01  Appointment.....................................................  69
     11.02  Nature of Duties................................................  69
     11.03  Lack of Reliance on the Administrative Agent....................  69
     11.04  Certain Rights of the Administrative Agent......................  70
     11.05  Reliance........................................................  71
     11.06  Indemnification.................................................  71
     11.07  The Administrative Agent in its Individual Capacity.............  71
     11.08  Holders.........................................................  71
     11.09  Resignation By the Administrative Agent.........................  72
     11.10  The Co-Arrangers; Syndication Agent; Managing Banks.............  72
     11.11  Replacement.....................................................  72

Section 12. Miscellaneous...................................................  73
     12.01  Payment of Expenses, etc........................................  73
     12.02  Right of Setoff.................................................  73
     12.03  Notices.........................................................  74
     12.04  Benefit of Agreement............................................  75
     12.05  No Waiver; Remedies Cumulative..................................  76
     12.06  Payments Pro Rata...............................................  77
     12.07  Calculations; Computations......................................  77
     12.08  Governing Law; Submission to Jurisdiction; Venue................  78
     12.09  Payment Denominations...........................................  78
     12.10  Counterparts....................................................  79
     12.11  [Intentionally Omitted].........................................  80
     12.12  Headings Descriptive............................................  80
     12.13  Amendment or Waiver.............................................  80
     12.14  Survival........................................................  80
     12.15  Domicile of Loans...............................................  81
     12.16  Limitation on Additional Amounts, etc...........................  81


                                      (iii)

SCHEDULE I    -   Schedule of Commitments
SCHEDULE II   -   Bank Addresses and Lending Offices
SCHEDULE III  -   Subsidiaries

EXHIBIT A-1   -   Form of Notice of Borrowing
EXHIBIT A-2   -   Form of Notice of Swingline Borrowing
EXHIBIT B-1   -   Form of Syndicated Note
EXHIBIT B-2   -   [Intentionally Omitted]
EXHIBIT B-3   -   Form of Competitive Bid Note
EXHIBIT B-4   -   Form of Swingline Note
EXHIBIT C-1   -   Form of Opinion of Counsel (New York) - OFI
EXHIBIT C-2   -   Form of Opinion of Counsel (New York) - Banks
EXHIBIT C-3   -   Form of Opinion of Counsel (New York) - OFL
EXHIBIT C-4   -   Form of Opinion of Counsel (United Kingdom) - OFL
EXHIBIT D-1   -   Form of Officers' Certificate - OFI
EXHIBIT D-2   -   Form of Officers' Certificate - OFL
EXHIBIT D-3   -   Form of Officers' Certificate - Guarantor
EXHIBIT E     -   Form of Participation Agreement
EXHIBIT F-1   -   Form of Irrevocable Letter of Credit
EXHIBIT F-2   -   Form of Amendment to Letter of Credit
EXHIBIT G     -   Form of Promissory Note - Commercial Paper
EXHIBIT H     -   Form of Depositary Agreement
EXHIBIT I     -   [Intentionally Omitted]
EXHIBIT J     -   Form of Letter of Credit Request
EXHIBIT K     -   Form of Guaranty
EXHIBIT L     -   Form of Competitive Bid Quote Request
EXHIBIT M     -   Form of Competitive Bid Quote


                                      (iv)

      AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 10, 1996 amended and restated as of February 20, 1998, among OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware ("OFI"); OMNICOM FINANCE LIMITED, a corporation organized and existing under the laws of England ("OFL" and, together with OFI, individually, a "Borrower" and collectively the "Borrowers"); the financial institutions listed in Schedule I (each a "Bank" and, collectively, the "Banks"); ABN AMRO BANK N.V., NEW YORK BRANCH ("ABN AMRO"), acting as the maker of Swingline Loans referred to in Section 2.14 (in such capacity, the "Swingline Bank") and as Letter of Credit Issuer; and ABN AMRO BANK N.V., NEW YORK BRANCH, acting in the manner and to the extent described in Section 11 (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

      WHEREAS, the Borrowers, certain of the Banks (the "Existing Banks"), the Swingline Bank, the Letter of Credit Issuer and the Administrative Agent are parties to a Credit Agreement dated as of May 10, 1996 (as modified and supplemented and in effect immediately prior to the Restatement Effective Date referred to below, the "1996 Credit Agreement") providing for extensions of credit to each Borrower in an aggregate principal amount not to exceed (except as provided therein) $360,000,000 at any time outstanding as to both Borrowers combined. The Borrowers have requested that the Letter of Credit Issuer, the Banks, the Swingline Bank and the Administrative Agent agree, and the Letter of Credit Issuer, the Banks, the Swingline Bank and the Administrative Agent are willing, to amend and restate the 1996 Credit Agreement to provide for, among other things, the extension of the tenor of the revolving credit facility and the increase of the Banks' Commitments, all on the terms and conditions hereinafter set forth. Accordingly, the parties hereto agree to amend and restate the 1996 Credit Agreement so that, as amended and restated, it reads in its entirety as provided herein.

      NOW, THEREFORE, IT IS AGREED:

      Section 1. Definitions and Principles of Construction.

      1.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Absolute Rate Auction" shall mean a solicitation of Competitive Bid Quotes setting forth Competitive Bid Rates pursuant to Section 2.13.


                                Credit Agreement

      "Absolute Rate Loans" shall mean Competitive Bid Loans the interest rates of which are determined on the basis of Competitive Bid Rates pursuant to an Absolute Rate Auction.

      "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

      "Administrative Agent's Account" shall mean such account at the relevant Payment Office as the Administrative Agent may designate in writing to the other parties hereto.

      "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of a Borrower shall include any Person that directly or indirectly owns more than 5% of such Borrower and any officer or director of such Borrower or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreed Foreign Currency" shall mean at any time any of Deutschemarks, Pounds Sterling and, with the agreement of each Bank, any other Foreign Currency, so long as at such time (a) such Currency is dealt with in the London (or, in the case of Pounds Sterling, Paris) interbank deposit market, (b) such Currency is freely transferable and convertible into Dollars in the London foreign exchange market and (c) no central bank or other governmental authorization in the country of issue of such Currency is required to permit use of such Currency by any Bank for making any Syndicated Loan hereunder and/or to permit the relevant Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained and is in full force and effect.

      "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended from time to time.

      "Applicable Lending Office" shall mean (a) with respect to each Bank, (i) such Bank's Base Rate Lending Office in the case of a Base Rate Loan, (ii) such Bank's Eurocurrency Lending Office in the case of a Eurocurrency Rate Loan and
(iii) such Bank's Competitive Bid Lending Office in the case of a Competitive Bid Loan; and (b) with respect to the Swingline Bank, the Swingline Lending Office.

                                Credit Agreement

      "Applicable Margin" for Eurocurrency Rate Loans that are Loan Portion Loans and Eurocurrency Rate Loans that are Unutilized L/C Loans, "Applicable Facility Fee Rate", "Applicable Letter of Credit Fee Rate" and "Applicable Letter of Credit Usage Fee Rate" shall mean, during the period from and including the first Business Day after the date on which the Administrative Agent shall have received (i) the financial statements described in Section 7(a) of the Guaranty as at and for any fiscal period and (ii) the accompanying certificate required to be delivered under Section 7(a)(iii) of the Guaranty, to but excluding the first Business Day after the date on which the Administrative Agent shall have received (x) the financial statements described in Section 7(a) of the Guaranty as at and for the next succeeding fiscal period and (y) the accompanying certificate required to be delivered under Section 7(a)(iii) of the Guaranty, the respective rates per annum set forth opposite the range of the Debt to Cash Flow Ratio set forth below which encompasses the Debt to Cash Flow Ratio set forth in such certificate delivered under Section 7(a)(iii) of the Guaranty (provided that (a) during the period from the date hereof to but excluding the first Business Day after the date on which the Administrative Agent shall have first received the financial statements and certificate under clauses (i), (ii) and (iii) of Section 7(a) of the Guaranty, the "Applicable Margin" for Eurocurrency Rate Loans that are Loan Portion Loans and Eurocurrency Rate Loans that are Unutilized L/C Loans, "Applicable Facility Fee Rate", "Applicable Letter of Credit Fee Rate" and "Applicable Letter of Credit Usage Fee Rate" during such period shall be determined as though the Debt to Cash Flow Ratio was 2.0 to 1, and (b) if the Guarantor shall fail timely to deliver such financial statements or certificate, the "Applicable Margin" for Eurocurrency Rate Loans that are Loan Portion Loans and Eurocurrency Rate Loans that are Unutilized L/C Loans, "Applicable Facility Fee Rate", "Applicable Letter of Credit Fee Rate" and "Applicable Letter of Credit Usage Fee Rate" during the period from and including the date by which such financial statements and certificate were required to be delivered to but excluding the first Business Day after the date on which the Administrative Agent receive such financial statements and certificate, shall be determined as if the relevant Debt to Cash Flow Ratio were greater than 4.25):

                                Credit Agreement

                 Applicable                                           Applicable
                 Margin      Applicable                  Applicable   Letter of
                 for Loan    Margin for    Applicable    Letter       Credit
Debt to Cash     Portion     Unutilized    Facility      of Credit    Usage
Flow Ratio       Loans       L/C Loans     Fee Rate      Fee Rate     Fee Rate
------------     ----------  -----------   ----------    ----------   --------
Less than or
equal to
3.5 to 1         .2000%        .1750%        .1000%       .0250%       .1750%

Greater than
3.5 to 1 but
less than or
equal to 4.25
to 1             .2500%        .2000%        .1250%       .0500%       .2000%

Greater than
4.25 to 1        .3750%        .3000%        .1750%       .0750%       .3000%

Notwithstanding the foregoing, if a Rating Level is in effect, the "Applicable Margin" for Eurocurrency Rate Loans that are Loan Portion Loans and Eurocurrency Rate Loans that are Unutilized L/C Loans, the "Applicable Facility Fee Rate", the "Applicable Letter of Credit Fee Rate" and the "Applicable Letter of Credit Usage Fee Rate" shall be the respective rates set forth below opposite the applicable Rating Level:

                 Applicable                                           Applicable
                 Margin      Applicable                  Applicable   Letter of
                 for Loan    Margin for    Applicable    Letter       Credit
Rating           Portion     Unutilized    Facility      of Credit    Usage
Level            Loans       L/C Loans     Fee Rate      Fee Rate     Fee Rate
------------     ----------  -----------   ----------    ----------   --------
Rating
Level 1           .1900%      .1500%        .0850%         .0400%      .1500%

Rating
Level 2           .2000%      .1750%        .1000%         .0250%      .1750%

Rating
Level 3           .2500%      .1750%        .1000%         .0750%      .1750%

Rating
Level 4           .2750%      .2000%        .1250%         .0750%      .2000%

Rating
Level 5           .3750%      .3000%        .1750%         .0750%      .3000%

provided that if the Moody's Rating or the S&P Rating relates to the Guarantor Subordinated Debt, then the respective rates set forth above shall be determined by reference to the Rating Level which is one level higher than the Rating Level which would otherwise apply to such Guarantor Subordinated Debt (for which purpose, Rating Level 1 shall be the highest rating).

      "Bank" and "Banks" shall have the meaning provided in the first paragraph of this Agreement.

      "Bankruptcy Code" shall have the meaning provided in Section 10.05.


                                Credit Agreement

      "Base Rate" shall mean on any day the higher of (x) the Prime Lending Rate and (y) 1/2 of 1% in excess of the Federal Funds Rate.

      "Base Rate Lending Office" shall mean, with respect to each Bank, the office of such Bank specified as its "Base Rate Lending Office" opposite its name on Schedule II or such other office, Subsidiary or Affiliate of such Bank as such Bank may from time to time specify as such to the Borrowers and the Administrative Agent.

      "Base Rate Loan" shall mean any Syndicated Loan denominated in Dollars designated or deemed designated as such by the relevant Borrower at the time of the incurrence thereof or conversion thereto by such Borrower.

      "Borrower" and "Borrowers" shall have the meaning provided in the first paragraph of this Agreement.

      "Borrowing" shall mean the borrowing of Syndicated Loans of one Type and Currency from all the Banks on a given date (or the conversion of such Loan or Loans of a Bank or Banks on a given date) and, for the purposes of Section 2.11, shall include the borrowing of Competitive Bid Loans.

      "Business Day" shall mean any day (a) on which commercial banks are not authorized or required to close in New York City, (b) if such day relates to a Borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, a Eurocurrency Rate Loan or a notice by any Borrower with respect to any such Borrowing, payment, prepayment or Interest Period, that is also a day on which dealings in deposits denominated in the Currency of such Loan are carried out in the London interbank market and (c) if such day relates to a Borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, any Syndicated Loan denominated in any Foreign Currency or a notice by any Borrower with respect to any such borrowing, payment, prepayment or Interest Period, that is also a day on which commercial banks settle payments in the Principal Financial Center for the Currency in which such Loan is denominated and in which the London foreign exchange market settles payments in such Currency.

      "Chase" shall mean The Chase Manhattan Bank and its successors.

      "Closing Date" shall mean the date of the first Credit Event that occurred on or after the date hereof.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.


                                Credit Agreement

      "Commercial Paper" shall mean all commercial paper of either Borrower which is sold in the U.S. commercial paper market, backed by the Letter of Credit and issued after the Closing Date pursuant to Section 3.03(a) and the Depositary Agreement and (x) which may be issued in book-entry form (in accordance with the Depositary Agreement and the DTC Documents and evidenced by the Master Note) or (y) which may be issued in the form of promissory notes of such Borrower substantially in the form of Exhibit G. The term "Commercial Paper" shall not include commercial paper that is not backed by the Letter of Credit.

      "Commercial Paper Account" shall mean an OFI Commercial Paper Account or an OFL Commercial Paper Account.

      "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I hereto directly below the column entitled "Commitment", as same may be (x) reduced from time to time pursuant to Section
4.02 and/or Section 10, (y) increased pursuant to Section 4.04 and/or (z) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04(b).

      "Commitment Termination Date" shall have the meaning provided in Section 4.03.

      "Competitive Bid Borrowing" shall have the meaning assigned to that term in Section 2.13(b)(i).

      "Competitive Bid Lending Office" shall mean, with respect to each Bank, the office of such Bank specified as its "Competitive Bid Lending Office" opposite its name on Schedule II or such other office, Subsidiary or Affiliate of such Bank as such Bank may from time to time specify as such to the Borrowers and the Administrative Agent.

      "Competitive Bid Loan Limit" shall have the meaning provided in Section 2.13(c).

      "Competitive Bid Loans" shall mean the loans provided for by Section 2.13.

      "Competitive Bid Margin" shall have the meaning assigned to that term in
Section 2.13(c)(ii)(C).

      "Competitive Bid Note" has the meaning provided in Section 2.05(d).

      "Competitive Bid Quote" shall mean an offer in accordance with Section 2.13(b) by a Bank to make a Competitive Bid Loan with one single specified interest rate.


                                Credit Agreement
]

      "Competitive Bid Quote Request" shall have the meaning provided in Section 2.13(b).

      "Competitive Bid Rate" shall have the meaning assigned to that term in
Section 2.13(c)(ii)(D).

      "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business, (y) guarantees of customary indemnification obligations in connection with acquisition agreements and (z) guarantees of earn-out payment obligations in connection with the purchase of property or services to the extent that they are still contingent. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

      "Contract Currency" shall have the meaning as provided in Section 12.09.

      "Credit Documents" shall mean this Agreement, each Note, the Guaranty, all Commercial Paper and the Depositary Agreement as modified, supplemented or amended from time to time.

      "Credit Event" shall mean (i) the making of any Loan, (ii) the issuance of the Letter of Credit, or (iii) any issuance of Commercial Paper.

      "Currency" shall mean Dollars or any Foreign Currency.


                                Credit Agreement

      "Currency Valuation Notice" shall have the meaning provided in Section
2.15.

      "date hereof" and "date of this Agreement" shall mean May 10, 1996.

      "Debt to Cash Flow Ratio" shall mean the ratio of (i) Consolidated Indebtedness (as defined in the Guaranty) for any fiscal quarter of the Guarantor to (ii) Net Cash Flow (as defined in the Guaranty) for the period of four consecutive complete fiscal quarters of the Guarantor (taken as one accounting period) ending on the last day of such fiscal quarter.

      "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

      "Depositary" shall mean Citibank, N.A., as Depositary under the Depositary Agreement, or such other banking institution headquartered in New York City, as the Borrowers shall appoint with the prior written consent of the Administrative Agent and the Letter of Credit Issuer as issuing and paying agent for Commercial Paper under the Depositary Agreement.

      "Depositary Agreement" shall have the meaning provided in Section 6.01(f).

      "Deutschemarks" shall mean lawful money of the Federal Republic of Germany (including, after the effectiveness of the Euro in the Federal Republic of Germany, the Euro).

      "Dollar Equivalent" shall mean, with respect to any Syndicated Loan denominated in any Foreign Currency, the amount of Dollars that would be required to purchase the amount of the Foreign Currency of such Loan on the date such Loan is requested (or, in the case of any determination made under Section
2.15 or redenomination under Section 12.09, on the date of determination or redenomination referred to therein) based upon (i) in the case of redenomination under Section 12.09, the arithmetic mean, as determined by the Administrative Agent, of the spot selling rates at which the respective Reference Banks offer to sell such Foreign Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m. (London time) for delivery two Business Days later or (ii) in all other cases, the spot selling rate at which ABN AMRO offers to sell such Foreign Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m. (London time) for delivery two Business Days later.

      "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.


                                Credit Agreement

      "Drawing" shall have the meaning provided in Section 3.02(a).

      "DTC Documents" shall have the meaning provided in the Depositary
Agreement.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

      "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) which together with OFI or any of its Subsidiaries would be a member of the same "controlled group" within the meaning of Section 414(b), (m), (c) and
(o) of the Code.

      "Euro" shall mean a European common currency for the European Monetary Union.

      "Eurocurrency Lending Office" shall mean, for each Bank and for each Currency of its Eurocurrency Rate Loans, the office of such Bank (or of an Affiliate of such Bank) specified for such Currency to the Administrative Agent or such other office, Subsidiary or Affiliate of such Bank as such Bank may from time to time specify as such to the Borrowers and the Administrative Agent.

      "Eurocurrency Rate Loan" shall mean any Syndicated Loan denominated in Dollars or any Agreed Foreign Currency designated or deemed designated as such by the relevant Borrower at the time of the incurrence thereof by such Borrower, which Loans bear interest at rates based on rates referred to in the definition of "Quoted Base Rate" in this Section 1.01 and, for the purposes of the definitions of "Business Day" and "Quoted Rate" and Sections 2.04, 2.10 and 2.11 hereof, Eurodollar Market Loans and, for the purposes of Section 2.11, Absolute Rate Loans.

      "Eurodollar Auction" shall mean a solicitation of Competitive Bid Quotes setting forth Competitive Bid Margins based on Quoted Rates pursuant to Section 2.13.

      "Eurodollar Market Loan" shall mean any Competitive Bid Loan denominated in Dollars the interest rate on which is determined on the basis of Quoted Rates plus the Competitive Bid Margin pursuant to a Eurodollar Auction.

      "Eurodollar Rate Loan" shall mean a Eurocurrency Rate Loan that is denominated in Dollars.


                                Credit Agreement

      "Event of Default" shall have the meaning provided in Section 10.

      "Existing Indebtedness" shall have the meaning provided in Section 9.04.

      "Expiry Date" shall mean June 30, 2001, as the same may be extended pursuant to Section 3.01(k).

      "Face Amount" shall mean, with respect to any Commercial Paper, the amount of such Commercial Paper payable at the maturity thereof.

      "Facility Fee" shall have the meaning provided in Section 4.01(a).

      "Federal Funds Rate" shall mean a fluctuating interest rate per annum, equal for each day to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, arranged by Federal funds brokers as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published, for any day which is a Business Day, the average of the quotations for such day on such transactions received by ABN AMRO from three Federal funds brokers of recognized standing selected by it.

      "Fees" shall mean all amounts payable pursuant to or referred to in
Section 4.01.

      "Foreign Currency" shall mean at any time any Currency other than Dollars.

      "Foreign Currency Equivalent" shall mean, with respect to any amount in Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term "Dollar Equivalent", as determined by the Administrative Agent.

      "Foreign Subsidiary" shall mean any Subsidiary which is not organized under the laws of the United States of America, any State of the United States of America or the District of Columbia and substantially all of whose assets and business are located or conducted outside the United States of America.

      "Governmental Authority" shall mean the United States or any other nation, or any political subdivision of any thereof (whether state or local), and any government, agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing,

                                Credit Agreement
regulatory or administrative powers or functions of or pertaining to government.

      "Guarantor" shall mean Omnicom Group Inc., a corporation organized and existing under the laws of New York.

      "Guarantor Debt" shall mean Guarantor Senior Debt and Guarantor Subordinated Debt.

      "Guarantor Senior Debt" shall mean (i) non-credit enhanced long-term senior unsecured debt of the Guarantor or (ii) non-credit enhanced long-term senior unsecured debt of a Subsidiary of the Guarantor guaranteed by the Guarantor.

      "Guarantor Subordinated Debt" shall mean Subordinated Indebtedness (as defined in the Guaranty) of the Guarantor that is long-term, unsecured and non-credit enhanced, including (without limitation) non-credit enhanced long-term unsecured debt of a Subsidiary of the Guarantor guaranteed by the Guarantor, which guaranty qualifies as Subordinated Indebtedness (as defined in the Guaranty).

      "Guaranty" shall have the meaning provided in Section 6.01(g).

      "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money (whether by loan or issuance and sale of debt securities or otherwise) or for the deferred purchase price of property or services (other than earn-out payment obligations of such Person in connection with the purchase of property or services to the extent they are still contingent), (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder (other than letters of credit issued in support of accrued expenses and accounts payable incurred in the ordinary course of business), (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person,
(iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

      "Interest Determination Date" shall mean, with respect to any Eurocurrency Rate Loan, the second Business Day prior to the commencement of the Interest Period relating to such Eurocurrency Rate Loan.

      "Interest Period" shall have the meanings provided in Sections 2.09 and 2.13(b).


                                Credit Agreement

      "L/C Subaccount" shall mean an OFI L/C Subaccount or an OFL L/C
Subaccount.

      "Letter of Credit" shall mean the irrevocable direct pay Letter of Credit in substantially the form of Exhibit F-1 hereto, issued by the Letter of Credit Issuer to the Depositary pursuant to Section 3.01, and includes any amendment, extension or replacement thereof (including, without limitation, any amendment of Annex A thereto (and Schedule I attached thereto) as contemplated by Section 3.01(a)).

      "Letter of Credit Fee" shall have the meaning provided in Section 4.01(b).

      "Letter of Credit Issuer" shall mean ABN AMRO acting in the capacity as issuer of the Letter of Credit.

      "Letter of Credit Request" shall have the meaning provided in Section 3.01(a).

      "Letter of Credit Termination Date" shall have the meaning provided in
Section 3.01(g).

      "Letter of Credit Usage Fee" shall have the meaning provided in Section 4.01(c).

      "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any capital lease, but excluding any operating lease even if accompanied by a precautionary filing under the UCC).

      "Loan" shall mean each Syndicated Loan, each Competitive Bid Loan and each Swingline Loan.

      "Loan Portion Commitment" shall mean, at any time, that portion of the Total Commitment equal to the amount by which the Total Commitment exceeds the Total Letter of Credit Commitment.

      "Loan Portion Loan" shall mean a Syndicated Loan allocated to the Loan Portion Commitment pursuant to Section 2.01.

      "Local Time" shall mean, with respect to any Syndicated Loan denominated in or any payment to be made in any Currency, the local time in the Principal Financial Center for the Currency in which such Loan is denominated or such payment is to be made.


                                Credit Agreement

      "London Interbank Offered Rate" shall have the meaning as provided in the definition of "Quoted Base Rate".

      "Managing Banks" shall mean ABN AMRO and Chase.

      "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

      "Master Note" shall mean a promissory note substantially in the form of Exhibit A to the Depositary Agreement.

      "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.

      "Moody's Rating" shall mean, as at any time, (i) the rating then currently in effect by Moody's relating to the Guarantor Senior Debt and (ii) if there is no rating then currently in effect by Moody's relating to the Guarantor Senior Debt, the rating then currently in effect by Moody's relating to the Guarantor Subordinated Debt and (iii) if there is no rating then currently in effect relating to the Guarantor Debt, the corporate credit rating (if any) then currently in effect by Moody's.

      "Note" shall mean each Syndicated Note, each Competitive Bid Note and each Swingline Note.

      "Notice of Borrowing" shall have the meaning provided in Section 2.03.

      "Notice of Conversion" shall have the meaning provided in Section 2.06.

      "Notice of Swingline Borrowing" shall have the meaning provided in Section 2.14(b).

      "Notice Office" shall mean the office of the Administrative Agent located at 335 Madison Avenue, New York, New York 10017, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

      "Obligations" shall mean all amounts owing to the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank or any Bank pursuant to the terms of this Agreement or any other Credit Document.


                                Credit Agreement

      "OFI Commercial Paper Account" shall have the meaning provided in the Depositary Agreement, and shall, for purposes hereof, mean a Commercial Paper Account of OFI.

      "OFI L/C Subaccount" shall have the meaning provided in the Depositary Agreement, and shall, for purposes hereof, mean an L/C Subaccount of OFI.

      "OFL Commercial Paper Account" shall have the meaning provided in the Depositary Agreement, and shall, for purposes hereof, mean a Commercial Paper Account of OFL.

      "OFL L/C Subaccount" shall have the meaning provided in the Depositary Agreement, and shall, for purposes hereof, mean an L/C Subaccount of OFL.

      "Original Notes" shall mean the promissory notes of the Borrowers delivered to the Existing Banks pursuant to the 1996 Credit Agreement.

      "Outstanding Commercial Paper Participation" shall mean, for any Bank, at any time, such Bank's Participation Percentage at such time, if any, of all outstanding Commercial Paper at such time.

      "Participant" shall have the meaning provided in Section 3.01(b).

      "Participation Agreement" shall have the meaning provided in Section 3.01(b).

      "Participation Percentage" shall mean, with respect to each Bank, the percentage set forth opposite such Bank's name on Annex A to the Participation Agreement directly below the column entitled "Participation Percentage".

      "Payment Office" shall mean, (a) with respect to the Letter of Credit Issuer, its office located at 335 Madison Avenue, New York, New York 10017, or such other office as the Letter of Credit Issuer may hereafter designate in writing as such to the other parties hereto and (b) with respect to the Administrative Agent, for any Loan in any Currency, such office designated by the Administrative Agent as such to the other Parties hereto for such Currency.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

      "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other


                                Credit Agreement
enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

      "Plan" shall mean any multiemployer plan or single-employer plan as defined in Section 4001 of ERISA, which is maintained, or at any time during the five calendar years preceding the date hereof was maintained, for employees of OFI or by a Subsidiary of OFI or an ERISA Affiliate.

      "Pounds Sterling" shall mean lawful money of the United Kingdom (including, after the effectiveness of the Euro in the United Kingdom, the Euro).

      "Prime Lending Rate" shall mean the rate which ABN AMRO announces from time to time at its New York Branch as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. ABN AMRO may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

      "Principal Financial Center" shall mean, in the case of any Currency, the principal financial center for such Currency, as determined by the Administrative Agent.

      "Quarterly Date" shall mean the last Business Day of January, April, July and October in each year, the first of which shall be the first such day after the Restatement Date.

      "Quoted Base Rate" shall mean, for any Currency, with respect to the Interest Period for a Eurocurrency Rate Loan or a Eurodollar Market Loan, (a) the rate per annum appearing on the relevant display page for the London Interbank Offered Rate (as defined below) for such Currency (as determined by the Administrative Agent) on the Dow Jones Markets (Telerate) Service as of 11:00 a.m. (London time) two Business Days prior to the first day of the Interest Period for such Loan as the London Interbank Offered Rate for deposits denominated in such Currency having a term comparable to such Interest Period and (if applicable) in an amount of $1,000,000 (or its Foreign Currency Equivalent) or more, or (b) if no such rate appears on such page or if said page shall cease to be publicly available or if the information contained on said page, in the reasonable judgment of the Managing Banks, shall cease accurately to reflect the rate offered by leading banks in the London (or, in the case of Pounds Sterling, Paris) interbank market ("London Interbank Offered Rate") (as reported by any publicly available source of similar market data selected by the Managing Banks that, in the reasonable judgment of the Managing Banks, accurately reflects the London Interbank Offered Rate), the average of the offered

                                Credit Agreement
quotation to first-class banks in the London (or, in the case of Loans denominated in Pounds Sterling, Paris) interbank market by each of the Reference Banks for deposits denominated in such Currency in amounts comparable to the outstanding principal amount of the Eurocurrency Rate Loan or Eurodollar Market Loan (as the case may be) for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurocurrency Rate Loan or Eurodollar Market Loan (as the case may be), determined as of 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, provided that, if any Reference Bank fails to provide the Administrative Agent with its aforesaid quotation, the Quoted Base Rate shall be based on the quotation or quotations provided to the Administrative Agent by the other Reference Bank or Reference Banks, divided (and rounded upward to the next whole multiple of 1/16 of 1%).

      "Quoted Rate" shall mean, with respect to the Interest Period for a Eurocurrency Rate Loan, (i) the Quoted Base Rate applicable thereto divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D.

      "Rating Level 1" shall mean (a) no Specified Event of Default has occurred and is continuing and (b) the Moody's Rating is greater than or equal to A1 or the S&P Rating is greater than or equal to A+.

      "Rating Level 2" shall mean (a) no Specified Event of Default has occurred and is continuing, (b) the Moody's Rating is A2 or the S&P Rating is A and (c) Rating Level 1 is not in effect.

      "Rating Level 3" shall mean (a) no Specified Event of Default has occurred and is continuing, (b) the Moody's Rating is A3 or the S&P Rating is A- and (c) neither Rating Level 1 nor Rating Level 2 is in effect.

      "Rating Level 4" shall mean (a) no Specified Event of Default has occurred and is continuing, (b) the Moody's Rating is Baa1 or the S&P Rating is BBB+ and
(c) none of Rating Level 1, Rating Level 2 or Rating Level 3 is in effect.

      "Rating Level 5" shall mean (a) there exists a Moody's Rating or S&P Rating or both but (b) none of Rating Level 1, Rating Level 2, Rating Level 3 or Rating Level 4 is in effect.


                                Credit Agreement

      "Reference Banks" shall mean ABN AMRO, Chase and Mellon Bank, N.A.

      "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

      "Relevant Institution" shall have the meaning provided in Section 2.10(c).

      "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

      "Required Banks" shall mean, at any time, Banks holding at least 66-2/3% (or more than 50% in the case of Section 10) of the Total Commitment or, if the Total Commitment has been terminated, Banks holding at least 66-2/3% (or more than 50% in the case of Section 10) of the then aggregate unpaid principal amount of the Obligations.

      "Restatement Date" shall mean February 20, 1998.

      "Restatement Effective Date" shall mean the date on which all of the conditions set forth in Section 6.01 shall have been satisfied or waived by the Banks.

      "S&P" shall mean Standard & Poor's Ratings Services, or any successor thereto.

      "S&P Rating" shall mean, as at any time, (i) the rating then currently in effect by S&P relating to the Guarantor Senior Debt and (ii) if there is no rating then currently in effect by S&P relating to the Guarantor Senior Debt, the rating then currently in effect by S&P relating to the Guarantor Subordinated Debt and (iii) if there is no rating then currently in effect by S&P relating to the Guarantor Debt, the corporate credit rating (if any) the currently in effect by S&P.

      "SEC" shall have the meaning provided in Section 8.01(c).

      "Specified Event of Default" shall mean (a) an Event of Default described in any of Sections 10.01(i), 10.01(ii) (in respect of interest only), 10.04 or 10.10, (b) any default by the Guarantor in the due performance or observance by it of clauses (m)(vi), (o) or (p) of Section 7 of the Guaranty, which default
(x) if it occurs during any of the first three fiscal quarters of the Guarantor, shall be continuing from and after the date 30 days after the last day of the fiscal quarter in which such


                                Credit Agreement
default occurs and (y) if it occurs during the fourth fiscal quarter of the Guarantor, shall be continuing from and after the date 60 days after the last day of the fiscal quarter in which such default occurs, (c) the Guaranty shall cease to be in full force and effect and (d) the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guaranty.

      "Specified Subsidiary" shall mean (i) DDB Needham Heye & Partner Werbeagentur GmbH, (ii) DDB Needham Heye & Partner GmbH, (iii) Bernard Hodes Advertising, Ltd., (iv) Interbrand Corporation, (v) Interbrand Design, Inc.,
(vi) DDB Needham Worldwide Warszawa.

      "Stated Amount" shall mean the amount of the Letter of Credit as described in Section 3.01(a), as such amount may be reduced or increased, as the case may be, as provided in Section 3.01(d) or (k).

      "Subsidiary" shall mean, as to any Person (the "Relevant Person"), any other Persons whose financial condition and results are (or should, under U.S. generally accepted accounting principles, be) consolidated into the financial statements of the Relevant Person.

      "Swingline Bank" shall have the meaning provided in the first paragraph of this Agreement.

      "Swingline Borrowing" shall mean the borrowing of a Swingline Loan from the Swingline Bank.

      "Swingline Commitment" shall mean the obligation of the Swingline Bank to make Swingline Loans in an aggregate outstanding principal amount not at any time exceeding $20,000,000.

      "Swingline Lending Office" shall mean the office of the Swingline Bank specified as the "Swingline Lending Office" opposite its name on Schedule II or such other office, Subsidiary or Affiliate of such Person as the Swingline Bank may from time to time specify as such to the Borrowers and the Administrative Agent.

      "Swingline Loan" shall have the meaning provided in Section 2.14.

      "Swingline Note" shall have the meaning provided in Section 2.05(e).

      "Syndicated Loan" shall have the meaning provided in Section 2.01(a).


                                Credit Agreement

      "Syndicated Note" shall have the meaning provided in Section 2.05(a).

      "Taxes" shall have the meaning provided in Section 5.04.

      "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks at such time.

      "Total Letter of Credit Commitment" shall mean the portion of the Total Commitments available for the issuance of the Letter of Credit hereunder, which portion is initially $300,000,000, as the same may be reduced, increased, canceled and/or reinstated pursuant to Section 3.01(l).

      "Type" shall mean any type of Syndicated Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurocurrency Rate Loan.

      "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

      "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, determined in accordance with Section 412 of the Code.

      "United States" and "U.S." shall each mean the United States of America.

      "Unpaid Drawing" shall have the meaning specified in Section 3.02(a).

      "Unutilized L/C Commitment" shall mean, at any time, the Total Letter of Credit Commitment less the sum of (i) the Face Amount of all outstanding Commercial Paper and (ii) all Unpaid Drawings in respect of Commercial Paper.

      "Unutilized L/C Loan" shall mean a Syndicated Loan allocated to the Unutilized L/C Commitment pursuant to Section 2.01.

      "Unutilized Total Commitment" shall mean, at any time, the Total Commitment at such time less the sum of (i) the aggregate principal amount of all Loans then outstanding, (ii) the Face Amount of all outstanding Commercial Paper plus (iii) when the Letter of Credit is outstanding, the amount of all Unpaid Drawings.


                                Credit Agreement

      "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

      1.02 Principles of Construction. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

      (b) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States in conformity with those used in the preparation of the financial statements referred to in Section 6(e) of the Guaranty.

      Section 2. Amount and Terms of Revolving Credit.

      2.01 The Syndicated Loans. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Commitment severally agrees, at any time from and including the Restatement Effective Date to but not including the Commitment Termination Date, to make loans (each, a "Syndicated Loan" and collectively, as the context requires, the "Syndicated Loans") to each Borrower in Dollars or any Agreed Foreign Currency, which Syndicated Loans (i) shall, at the option of such Borrower, be Base Rate Loans or Eurocurrency Rate Loans, provided that, except as otherwise specifically provided in Section 2.10(b), all Syndicated Loans comprising the same Borrowing shall at all times be of the same Type and Currency, and (ii) may be repaid, prepaid and reborrowed in accordance with the provisions hereof; provided, however, that the aggregate principal amount of Syndicated Loans outstanding from any Bank shall at no time exceed (after giving effect to the use of the proceeds of any Syndicated Loan then being made) an amount equal to (i) the Commitment of such Bank at such time less
(ii) the sum of (x) an amount equal to the Face Amount of all outstanding Commercial Paper multiplied by such Bank's Participation Percentage and (y) an amount equal to the principal amount of all Unpaid Drawings multiplied by such Bank's Participation Percentage. More than one Borrowing may occur on the same date.

      (b) [Intentionally Omitted]

      (c) Syndicated Loans shall be allocated first to the Loan Portion Commitment and, only after the Loan Portion


                                Credit Agreement

Commitment is fully utilized, to the Unutilized L/C Commitment. Prepayments of the Syndicated Loans shall be applied first to the Unutilized L/C Loans and, only after the Unutilized L/C Loans have been paid in full, to the Loan Portion Loans.

      (d) Anything in this Section 2.01 or in Sections 2.13, 2.14 and 3.03 to the contrary notwithstanding, the sum of (i) the aggregate unpaid principal amount of all Loans outstanding, (ii) the aggregate Face Amount of all Commercial Paper outstanding and (iii) the aggregate principal amount of all Unpaid Drawings, at any one time outstanding shall not exceed the Total Commitment at such time.

      (e) Except as otherwise provided in Sections 2.15 and 12.09, for purposes of determining the aggregate principal amount of Syndicated Loans under this Agreement, the amount of any Syndicated Loan that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent (determined as of the date of Borrowing of such Loan) of the amount in the Foreign Currency of such Loan.

      2.02 Minimum Amount of Each Borrowing; Number of Interest Periods. The aggregate principal amount of each Borrowing of Syndicated Loans hereunder shall be not less than $10,000,000 or a larger whole multiple of $1,000,000 for each such Loan or, in the case of Eurocurrency Rate Loans denominated in any Agreed Foreign Currency, the Foreign Currency Equivalent thereof (rounded downwards to the nearest 1,000 units of such Foreign Currency), except as required by Section 2.10(b) or 2.14; provided that, there may be no more than fifteen (15) different Interest Periods for all Loans outstanding at the same time. Borrowings of Syndicated Loans of different Types or, in the case of Eurocurrency Rate Loans, denominated in different Currencies or, in the case of Eurocurrency Rate Loans or Eurodollar Market Loans, having different Interest Periods at the same hereunder shall be deemed separate Borrowings.

      2.03 Notice of Borrowing. (a) Whenever either Borrower desires to make a Borrowing hereunder, it shall give the Administrative Agent notice thereof at its Notice Office by noon (New York time) on the date three Business Days prior to each Eurodollar Rate Loan, by 10:00 a.m. (New York Time) on the date three Business Days prior to each Eurocurrency Rate Loan denominated in a Foreign Currency and by noon (New York time) on the date of each Base Rate Loan. Each such notice (each a "Notice of Borrowing") shall be in the form of Exhibit A-1, appropriately completed to specify the aggregate principal amount of the Syndicated Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Syndicated Loans being made pursuant to such Borrowing are to be maintained as Base Rate Loans or Eurocurrency


                                Credit Agreement

Rate Loans and, if Eurocurrency Rate Loans, the Currency in which such Loans are to be denominated, and the Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

      (b) At any time from the date on which a Swingline Loan to a Borrower is made until such Swingline Loan shall have been paid in full, the Swingline Bank may, and such Borrower hereby irrevocably authorizes and empowers (which power is coupled with an interest) the Swingline Bank to, deliver, on behalf of such Borrower, to the Administrative Agent Notices of Borrowing of Syndicated Loans that are Base Rate Loans in an aggregate amount equal to the then unpaid principal amount of such Swingline Loan. Such Borrowings shall be divided on a pro rata basis according to the respective aggregate unused amounts of the Commitments of all of the Banks (it being understood and agreed that for purposes of such determination the Commitments shall be deemed used in an aggregate amount equal to the sum of the aggregate outstanding principal amount of all Syndicated Loans plus the aggregate Face Amount of all outstanding Commercial Paper plus the aggregate principal amount of all Unpaid Drawings). The proceeds of such Syndicated Loans shall be applied solely to refinance such Swingline Loan. In the event that the power of the Swingline Bank to give such Notice of Borrowing on behalf of such Borrower is terminated for any reason whatsoever (including, without limitation, a termination resulting from the occurrence of an event specified in Section 10.05), or the Swingline Bank is otherwise precluded for any reason whatsoever from giving a notice of borrowing on behalf of such Borrower as provided in the preceding sentence, each Bank shall, upon notice from the Swingline Bank, promptly purchase from the Swingline Bank a participation in (or, if and to the extent specified by the Swingline Bank, a direct interest in) such Swingline Loan in the amount of the Base Rate Loan it would have been obligated to make pursuant to such Notice of Borrowing. Anything in Sections 2.03(a) or 2.04 hereof to the contrary notwithstanding, each Bank shall, not later than 4:00 p.m. (New York time) on the Business Day on which such notice is given (if such notice is given by 2:15 p.m. (New York time) or 9:00 a.m. New York time on the next succeeding Business Day (if such notice is given after 2:15 p.m. (New York time)), make available the amount of the Base Rate Loan to be made by it (or the amount of the participation or direct interest to be purchased by it, as the case may be) to the Administrative Agent at the Payment Office and the amount so received by the Administrative Agent shall be made available to the Swingline Bank by depositing the same, in immediately available funds, in an account of the Swingline Bank designated by the Swingline Bank. Promptly


                                Credit Agreement
following its receipt of any payment in respect of a Swingline Loan, the Swingline Bank shall pay to each Bank that has acquired a participation in such Loan such Bank's proportionate share of such payment.

      Anything in this Agreement to the contrary notwithstanding (including, without limitation, in Section 2.02 or 6), the obligation of each Bank to make its Base Rate Loan (or purchase its participation or direct interest in the Swingline Loan, as the case may be) pursuant to this Section 2.03(b) is unconditional under any and all circumstances whatsoever and shall not be subject to setoff, counterclaim or defense to payment that such Bank may have or have had against one or both of the Borrowers, the Guarantor, the Administrative Agent, the Swingline Bank, the Letter of Credit Issuer or any other Bank and, without limiting any of the foregoing, shall be unconditional irrespective of
(i) the occurrence of any Default or Event of Default, (ii) the financial condition of either or both of the Borrowers, any Subsidiary or Affiliate of the Borrowers, the Administrative Agent, the Swingline Bank, the Letter of Credit Issuer or any other Bank or (iii) the termination or cancellation of the Commitments. The Borrowers agree that any Bank so purchasing a participation (or direct interest) in such Swingline Loan may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of a Swingline Loan in the amount of such participation.

      If any Bank shall default in its obligation to make its Base Rate Loan to refinance any Swingline Loan (or purchase its participation or direct interest in such Swingline Loan, as the case may be) pursuant to the first paragraph of this Section 2.03(b), then for so long as such default shall continue, the Administrative Agent shall, at the request of the Swingline Bank, withhold from any payments received by the Administrative Agent under this Agreement or any Note for account of such Bank the amount so in default and the Administrative Agent shall pay the same to the Swingline Bank up to the amount and in satisfaction of such defaulted obligation, which amount the Swingline Bank will apply to the repayment of the principal of such Swingline Loan (if such Bank defaulted in its obligation to make its Base Rate Loan) or otherwise to the purchase of the participation or direct interest to be purchased by such Bank.

      2.04 Disbursement of Funds. No later than 2:00 p.m. (New York time) on the date specified in each Notice of Borrowing for Base Rate Loans and noon (Local
Time) on the date specified in each Notice of Borrowing for Eurocurrency Rate Loans, each Bank will make available, through such Bank's Applicable Lending Office, its pro rata portion of each Borrowing requested to be made on such date by either Borrower under Section 2.01, in the


                                Credit Agreement
relevant Currency and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to such Borrower at its Payment Office the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank on demand. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the relevant Borrower and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the relevant Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, the cost to the Administrative Agent of funding the relevant amount in the relevant Currency and (ii) if recovered from such Borrower, the then applicable rate for Base Rate Loans or Eurocurrency Rate Loans, as the case may be. Nothing in this Section 2.04 shall be deemed to release any Bank from its obligation to make Loans hereunder or to prejudice any rights which the relevant Borrower may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

      2.05 Notes. (a) The obligation of each Borrower to pay the principal of, and interest on, the Syndicated Loans made by each Bank to such Borrower shall be evidenced by a promissory note duly executed and delivered by such Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Syndicated Note" and, collectively, the "Syndicated Notes").

      (b) The Syndicated Note issued to each Bank shall (i) be payable to such Bank and be dated the Restatement Date, (ii) mature, with respect to each Loan evidenced thereby, in the case of a Eurocurrency Rate Loan, on the last day of its Interest Period, and in the case of a Base Rate Loan, on the Commitment Termination Date, (iii) bear interest as provided in the appropriate clause of
Section 2.08 in respect of the Base Rate


                                Credit Agreement

Loans and Eurocurrency Rate Loans, as the case may be, evidenced thereby and
(iv) be entitled to the benefits of this Agreement and the Guaranty.

      (c) [Intentionally Omitted]

      (d) The obligation of each Borrower to pay the principal of, and interest on, the Competitive Bid Loans made by any Bank to such Borrower shall be evidenced by a promissory note duly executed and delivered by the relevant Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "Competitive Bid Note" and, collectively, the "Competitive Bid Notes"). The Competitive Bid Note issued to any Bank shall (i) be payable to the order of such Bank and be dated the Restatement Date, (ii) bear interest as provided in Section 2.13 and (iii) be entitled to the benefits of this Agreement and the Guaranty.

      (e) The obligation of each Borrower to pay the principal of, and interest on, the Swingline Loans made by the Swingline Bank to such Borrower shall be evidenced by a promissory note duly executed and delivered by the relevant Borrower substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, a "Swingline Note" and, collectively, the "Swingline Notes"). The Swingline Notes issued to the Swingline Bank shall
(i) be payable to the order of the Swingline Bank and be dated the Restatement Date, (ii) bear interest as provided in Section 2.08 and (iii) be entitled to the benefits of this Agreement and the Guaranty.

      (f) Each Bank and the Swingline Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Syndicated Note, Competitive Bid Note or Swingline Note, as applicable, endorse on the reverse side thereof the outstanding principal amount of Syndicated Loans, Competitive Bid Loans, or Swingline Loans, as the case may be, evidenced thereby. Failure to make any such notation shall not affect the relevant Borrower's obligations in respect of such Loans.

      2.06 Conversions. Each Borrower shall have the option to convert on any Business Day all or a portion equal to at least $5,000,000 of the outstanding principal amount of the Base Rate Loans made to such Borrower pursuant to one or more Borrowings into a Borrowing of Eurodollar Rate Loans, provided that (i) no Default or Event of Default is in existence on the date of the conversion and
(ii) no conversion pursuant to this Section 2.06 shall result in a greater number of Borrowings than is permitted under Section 2.01. Each such conversion shall be effected by the relevant Borrower by giving the Administrative Agent at its


                                Credit Agreement

Notice Office prior to noon (New York time) at least three Business Days' prior notice (a "Notice of Conversion") specifying the Base Rate Loans to be so converted and the Interest Period to be applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Base Rate Loans.

      2.07 Pro Rata Borrowings. All Borrowings of Syndicated Loans under this Agreement shall be incurred from the Banks pro rata on the basis of their Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

      2.08 Interest. (a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be the Base Rate in effect from time to time.

      (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurocurrency Rate Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during the Interest Period applicable thereto, be the Quoted Rate for such Interest Period plus the Applicable Margin.

      (c) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Competitive Bid Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during the Interest Period applicable thereto, be (in the case of a Eurodollar Market Loan) the Quoted Rate for such Interest Period plus the Competitive Bid Margin and (in the case of an Absolute Rate Loan) the Competitive Bid Rate.

      (d) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Swingline Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum equal to the Base Rate.

      (e) Subject to Section 12.09(a), overdue principal and overdue interest in respect of each Loan and any other overdue amount payable by any Borrower hereunder shall bear interest at a rate per annum equal to 2% per annum in excess of the Base Rate


                                Credit Agreement
in effect from time to time; provided, however, that no Loan shall bear interest after maturity at a rate per annum less than 2% in excess of the rate of interest applicable thereto at maturity.

      (f) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each Eurocurrency Rate Loan or Eurodollar Market Loan, on the last day of the Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, (iii) in respect of each Absolute Rate Loan, on the maturity thereof, (iv) in respect of each Swingline Loan, on the maturity thereof and (iv) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

      (g) On each Interest Determination Date, the Administrative Agent shall determine the interest rate for the Eurocurrency Rate Loans for which such determination is being made, and shall promptly notify the relevant Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

      2.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into any Eurocurrency Rate Loan, the relevant Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each, together with each of the interest periods for Competitive Bid Loans as provided in Section 2.13, an "Interest Period") applicable to such Eurocurrency Rate Loan, which Interest Period shall, at the option of such Borrower, be a one, two, three, six, nine or twelve month period (subject to availability as determined by 100% of the Banks), provided that: (i) all Eurocurrency Rate Loans comprising a Borrowing shall at all times have the same Interest Period and Currency except as otherwise required by Section 2.10(b); (ii) the Interest Period for any Eurocurrency Rate Loan shall commence on the date of Borrowing of such Loan (including the date of any conversion of a Base Rate Loan into Eurodollar Rate Loan); (iii) if the Interest Period relating to a Eurocurrency Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if the Interest Period for a Eurocurrency Rate Loan would otherwise expire on a


                                Credit Agreement
day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and (v) no Interest Period shall extend beyond the Commitment Termination Date.

      2.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

            (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurocurrency market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Quoted Rate; or

            (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurocurrency Rate Loan because of (x) any change since the date hereof in any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order or request), such as, for example, but not limited to, (1) a change in the basis of taxation of payments to any Bank or its Applicable Lending Office of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Bank or its Applicable Lending Office imposed by any jurisdiction in which its principal office or Applicable Lending Office is located) or (2) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted Rate, and/or (y) other circumstances affecting such Bank or the interbank Eurocurrency market, or the position of such Bank in such market; or

            (iii) at any time, that the making of any Eurocurrency Rate Loan or Eurodollar Market Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by such Bank with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurocurrency market;


                                Credit Agreement
then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrowers, accompanied by an explanation of the basis therefor, and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurocurrency Rate Loans shall no longer be available until such time as the Administrative Agent notifies the relevant Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the relevant Borrower with respect to its affected Eurocurrency Rate Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by such Borrower, (y) in the case of clause (ii) above, the Borrower to whom the Eurocurrency Rate Loan was made shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, committed to such Borrower by such Bank shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by law.

      (b) At any time that any Eurocurrency Rate Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Borrower to whom such Loan was made may (and in the case of a Eurocurrency Rate Loan affected by the circumstances described in Section 2.10(a)(iii) shall) either (i) if the affected Loan is then being made initially or pursuant to a conversion cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) of the cancellation on the same date that such Borrower was notified by the Bank or the Administrative Agent pursuant to Section 2.10(a)(ii) or (iii) or (ii) if the affected Eurocurrency Rate Loan (but not a Eurodollar Market
Loan) is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, prepay the Eurocurrency Rate Loans of the affected Bank and reborrow the same as Base Rate Loans, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 2.10(b).


                                Credit Agreement

      (c) If any Bank, the Swingline Bank or the Letter of Credit Issuer (each, a "Relevant Institution") determines at any time that any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, which shall have become effective or applicable after the date hereof, will have the effect of increasing the amount of capital required or expected to be maintained by such Relevant Institution or a holding company of which such Relevant Institution is a Subsidiary based on (i) in the case of a Bank, the existence of such Bank's Commitment hereunder, its participation in the Letter of Credit, its participation in Swingline Loans or its obligations hereunder,
(ii) in the case of the Swingline Bank, the existence of the Swingline Commitment hereunder or its obligations hereunder, or (iii) in the case of the Letter of Credit Issuer, the maintenance of the Letter of Credit, then the Borrowers shall pay to such Relevant Institution upon its written demand therefor, such additional amounts as shall be required to compensate such Relevant Institution or such holding company for the increased cost to such Relevant Institution as a result of such increase of capital; such obligations of the Borrowers shall be joint and several. In determining such additional amounts, each Relevant Institution will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Relevant Institution's determination of compensation owing under this
Section 2.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Relevant Institution, upon determining that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the Borrowers, which notice shall show the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrowers' obligations to pay additional amounts pursuant to this Section 2.10(c).

      2.11 Compensation. Each Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurocurrency Rate Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurocurrency Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the relevant Borrower or deemed withdrawn pursuant to Section 2.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 2.04 and any


                                Credit Agreement
prepayment made pursuant to Section 5.01 or 5.02) occurs on a date which is not the last day of the Interest Period with respect thereto; (iii) if any prepayment of any of its Eurocurrency Rate Loans is not made on any date specified in a notice of prepayment given by the relevant Borrower; or (iv) as a consequence of (x) any other default by the relevant Borrower to repay its Loans when required by the terms of this Agreement or any Note of such Bank or (y) any prepayment made pursuant to Section 2.10(b) or Section 2.15.

      2.12 Change of Applicable Lending Office. Each Bank (which, for purposes of this Section 2.12, shall include the Swingline Bank) agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii) or
(iii), 2.10(c) or 5.04 with respect to such Bank, it will, if requested by either of the Borrowers, use its best efforts to designate another Applicable Lending Office for any Loans affected by such event, with the object of avoiding the consequence of the event giving rise to the operation of any such Section; provided that no such designation shall be made if, in the reasonable judgment of such Bank, such Bank would suffer any administrative, economic, legal, tax or regulatory disadvantage. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrowers or the right of any Bank provided in
Section 2.10 or 5.04.

      2.13 Competitive Bid Loans.

      (a) Either Borrower may, as set forth in this Section 2.13, request the Banks to make offers to make Eurodollar Market Loans or Absolute Rate Loans to such Borrower in Dollars. The Banks may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.13. Competitive Bid Loans may be Eurodollar Market Loans or Absolute Rate Loans (each a "Type" of Competitive Bid Loan), provided that (i) there may be no more than fifteen (15) different Interest Periods for all Loans outstanding at the same time and (ii) the aggregate unpaid principal amount of all Competitive Bid Loans, together with the aggregate unpaid principal amount of all Syndicated Loans and Swingline Loans, the aggregate Face Amount of all Commercial Paper outstanding and the aggregate principal amount of all Unpaid Drawings, at any one time outstanding shall not exceed the Total Commitment at such time.

      (b) When a Borrower wishes to request offers to make Competitive Bid Loans, such Borrower shall give the Administrative Agent (which shall promptly notify the Banks) notice in the form of Exhibit L hereto (a "Competitive Bid Quote Request") so as to be received no later than 11:00 a.m. (New York time) on
(x) the fourth Business Day prior to the date of


                                Credit Agreement
borrowing proposed therein in the case of a Eurodollar Auction or (y) the Business Day preceding the date of borrowing proposed therein, in the case of an Absolute Rate Auction, specifying:

            (i) the name of such Borrower and the proposed date of such borrowing (a "Competitive Bid Borrowing"), which shall be a Business Day;

            (ii) the aggregate amount of such Competitive Bid Borrowing, which shall be at least $5,000,000 (or an integral multiple of $1,000,000 in excess thereof);

            (iii) whether the Competitive Bid Quotes requested are to set forth a Competitive Bid Margin or a Competitive Bid Rate; and

            (iv) the duration of the Interest Period applicable thereto (each, together with each of the interest periods for Syndicated Loans as provided in Section 2.09, an "Interest Period") which, in the case of a Eurodollar Auction, shall be one, two, three, six, nine or twelve months, as selected by such Borrower, and, in case of an Absolute Rate Auction shall be such number of days not less than seven nor more than 180 that are selected by the Borrower; provided that (i) the Interest Period for any Eurodollar Market Loan shall commence on the date of Borrowing of such Loan; (ii) if any Interest Period relating to a Eurodollar Market Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month; (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Market Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day; and (iv) no Interest Period shall extend beyond the Commitment Termination Date.

      A Borrower may request offers to make Competitive Bid Loans for up to three (3) different Interest Periods in a single Competitive Bid Quote Request; provided that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate Competitive Bid Borrowing. Except as otherwise provided in the preceding sentence, no Competitive Bid Quote Request shall be given within four Business Days of any other Competitive Bid Quote Request.


                                Credit Agreement

      (c) (i) Any Bank may, by notice to the Administrative Agent in the form of Exhibit M hereto (a "Competitive Bid Quote"), submit an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; provided that, if the request under Section 2.13(b) specified more than one Interest Period, such Bank may make a single submission containing a separate offer for each such Interest Period and each such separate offer shall be deemed to be a separate Competitive Bid Quote. Each Competitive Bid Quote must be submitted to the Administrative Agent not later than (x) 2:00 p.m. (New York time) on the fourth Business Day prior to the proposed date of borrowing, in the case of a Eurodollar Auction or (y) 9:30 a.m. (New York time) on the proposed date of borrowing, in the case of an Absolute Rate Auction; provided that any Competitive Bid Quote submitted by ABN AMRO (or its Applicable Lending Office) may be submitted, and may only be submitted, if ABN AMRO (or such Applicable Lending Office) notifies the relevant Borrower of the terms of the offer contained therein not later than (x) 1:45 p.m. (New York time) on the fourth Business Day prior to the proposed date of borrowing, in the case of a Eurodollar Auction or (y) 9:15 a.m. (New York time) on the proposed date of borrowing, in the case of an Absolute Rate Auction. Subject to Sections 2.10, 6 and 10, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the relevant Borrower.

      (ii) Each Competitive Bid Quote shall specify:

            (A) the name of the relevant Borrower, the proposed date of borrowing and the Interest Period therefor;

            (B) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (x) may be greater than or less than the Commitment of the quoting Bank, (y) must be in an integral multiple of $1,000,000, and (z) may not exceed the principal amount of the Competitive Bid Borrowing for which offers were requested;

            (C) in the case of a Eurodollar Auction, the margin above or below the Quoted Rate (the "Competitive Bid Margin") offered for each such Competitive Bid Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable Quoted Rate;

            (D) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded to the nearest 1/10,000th of 1%) (the "Competitive Bid Rate") offered for each such Competitive Bid Loan; and


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            (E) the identity of the quoting Bank.

No Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Competitive Bid Quote Request and, in particular, no Competitive Bid Quote may be conditioned upon acceptance by the relevant Borrower of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which such Competitive Bid Quote is being made; provided that the submission of any Bank containing more than one Competitive Bid Quote may be conditioned on the relevant Borrower not accepting offers contained in such submission that would result in such Bank making Competitive Bid Loans pursuant thereto in excess of a specified aggregate amount (the "Competitive Bid Loan Limit").

      (d) The Administrative Agent shall (x) in the case of an Absolute Rate Auction, as promptly as practicable after the Competitive Bid Quote is submitted (but in any event not later than 9:45 a.m. (New York time)) or (y) in the case of a Eurodollar Auction, by 4:00 p.m. (New York time) on the day a Competitive Bid Quote is submitted, notify the relevant Borrower of the terms (i) of any Competitive Bid Quote submitted by a Bank that is in accordance with Section 2.13(c) and (ii) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Bank with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the relevant Borrower shall specify (A) the aggregate principal amount of the Competitive Bid Borrowing for which offers have been received and (B) the respective principal amounts and Competitive Bid Margins or Competitive Bid Rates, as the case may be, so offered by each Bank (identifying the Bank that made each Competitive Bid Quote).

      (e) Not later than (x) 11:00 a.m. (New York time) on the third Business Day prior to the proposed date of borrowing, in the case of a Eurodollar Auction or (y) 11:00 a.m. (New York time) on the proposed date of borrowing, in the case of an Absolute Rate Auction, the relevant Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to such Borrower pursuant to Section 2.13(d) (which notice shall specify the aggregate principal amount of offers from each Bank for each Interest Period that are accepted; and the failure of the relevant Borrower to give such notice by such time shall constitute non-acceptance) and the Administrative Agent shall promptly notify each affected Bank of the acceptance or non-acceptance of its offers. The notice by the


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                                      -35-


Administrative Agent shall also specify the aggregate principal amount of offers for each Interest Period that were accepted. The relevant Borrower may accept any Competitive Bid Quote in whole or in part (provided that any Competitive Bid Quote accepted in part from any Bank shall be in an integral multiple of $1,000,000); provided that:

            (i) the aggregate principal amount of each Competitive Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

            (ii) the aggregate principal amount of each Competitive Bid Borrowing shall be at least $5,000,000 (or an integral multiple of $1,000,000 in excess thereof);

            (iii) acceptance of offers may, subject to clause (v) below, only be made in ascending order of Competitive Bid Margins or Competitive Bid Rates, as the case may be; provided that the relevant Borrower need not accept the offer of any Bank if payment of the interest on the relevant Competitive Bid Loan would subject such Borrower to the requirement of paying any additional amounts under Section 5.04 or if such interest payment would be subject to greater restrictions on deductibility for income tax purposes than the restriction applicable to interest payments made to other Banks whose offers are accepted;

            (iv) the relevant Borrower may not accept any offer where the Administrative Agent has advised such Borrower that such offer fails to comply with Section 2.13(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.13(a)); and

            (v) the aggregate principal amount of each Competitive Bid Borrowing from any Bank may not exceed any applicable Competitive Bid Loan Limit of such Bank.

If offers are made by two or more Banks with the same Competitive Bid Margins or Competitive Bid Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the relevant Borrower among such Banks as nearly as possible (in an integral multiple of $1,000,000) in proportion to the aggregate principal amount of such offers. Determinations by the relevant Borrower of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error.


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                                      -36-


      (f) Any Bank whose offer to make any Competitive Bid Loan has been accepted in accordance with the terms and conditions of this Section 2.13 shall, not later than (x) with respect to Absolute Rate Loans 2:00 p.m. (New York time) on the date specified for the making of such Loan and (y) with respect to Eurodollar Market Loans noon (New York time) on the date specified for the making of such Loan, make the amount of such Loan available to the Administrative Agent at the Administrative Agent's Account in immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, promptly be made available to the relevant Borrower on such date by depositing the same, in immediately available funds, in an account of the relevant Borrower designated thereby.

      9 (g) The amount of any Competitive Bid Loan made by any Bank shall not constitute a utilization of such Bank's Commitment.

      2.14 Swingline Loans.

      (a) Subject to and upon the terms and conditions set forth herein, the Swingline Bank hereby agrees to make loans ("Swingline Loans") to the Borrowers in Dollars during the period from and including the Restatement Effective Date to but not including the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Swingline Commitment; provided that the aggregate unpaid principal amount of all Swingline Loans, together with the aggregate unpaid principal amount of all Syndicated Loans and Competitive Bid Loans, the aggregate Face Amount of all Commercial Paper and the aggregate principal amount of all Unpaid Drawings at any one time outstanding shall not exceed the Total Commitment at such time. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow the amount of the Swingline Commitment; provided that Swingline Loans may not be borrowed on more than two consecutive Business Days.

      (b) Whenever either Borrower desires to make a Swingline Borrowing hereunder, it shall give the Administrative Agent notice thereof at its Notice Office by 2:30 p.m. (New York time) on the date of such Swingline Borrowing. Each such notice (each a "Notice of Swingline Borrowing") shall be in the form of Exhibit A-2, appropriately completed to specify the principal amount of the Swingline Loan to be made pursuant to such Swingline Borrowing (which shall be at least $1,000,000 and in larger multiples of $1,000,000) and the date of such Borrowing (which shall be a Business Day). The Administrative Agent shall promptly give the Swingline Bank and each Bank notice of such proposed Swingline Borrowing and of the other matters required by


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                                      -37-


the immediately preceding sentence to be specified in the Notice of Swingline Borrowing. No later than the close of business (New York time) on the date specified in each Notice of Swingline Borrowing, the Swingline Bank will make available, through the Swingline Bank's Applicable Lending Office, the amount of such Swingline Borrowing requested to be made on such date by either Borrower under this Section 2.14, in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to such Borrower at its Payment Office the amount so made available by the Swingline Bank.

      (c) Each Borrower hereby agrees to pay (or cause to be paid) to the Administrative Agent for account of the Swingline Bank the principal amount of each Swingline Loan at or prior to, and each Swingline Loan shall mature at, the close of business New York time on the fifth Business Day following the date on which such Swingline Loan was made. In addition, the relevant Borrower may at any time, with notice to the Administrative Agent (which shall notify the Swingline Bank and the Banks thereof promptly) prepay the Swingline Loans owing by it without premium or penalty.

      (d) Anything in this Section 2.14 to the contrary notwithstanding, the Swingline Bank's obligation to make Swingline Loans may be terminated by the Swingline Bank if ABN AMRO ceases to act as the Administrative Agent hereunder and may be terminated under Section 10 hereof.

      2.15 Currency Valuation.

      (a) Upon the receipt by the Administrative Agent of a Currency Valuation Notice (as defined below) and on each Quarterly Date on which any Loans are outstanding in any Foreign Currency, the Administrative Agent shall promptly determine the aggregate outstanding principal amount of all Loans (for which purpose the outstanding principal amount of any Loan that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent (determined as of the Business Day on which the Administrative Agent shall have received such Currency Valuation Notice prior to 11:00 a.m. (New York time) (or, if received by the Administrative Agent after such time on any Business Day, as of the next succeeding Business Day) or as of such Quarterly Date, as the case may be, of the amount in the Foreign Currency of such Loan). Upon making such determination, the Administrative Agent shall promptly notify the Banks and the Borrowers thereof.

      (b) If, on the date of such determination the aggregate outstanding principal amount of all Loans exceeds 105% of an amount equal to (i) the Total Commitment less (ii) the sum


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                                      -38-


of (x) an amount equal to the Face Amount of all outstanding Commercial Paper and (y) an amount equal to the principal amount of all Unpaid Drawings as then in effect, the relevant Borrower shall, if requested by the Required Banks (through the Administrative Agent), prepay within seven days after the date of such request the Loans in an amount so that after giving effect thereto the aggregate outstanding principal amount of the Loans does not exceed the amount equal to (i) the Total Commitment less (ii) the sum of (x) an amount equal to the Face Amount of all outstanding Commercial Paper and (y) an amount equal to the principal amount of all Unpaid Drawings.

      (c) Any prepayment under Section 2.15 shall be applied first to Swingline Loans outstanding, second to Base Rate Loans outstanding, third to Eurocurrency Rate Loans outstanding and finally to Competitive Bid Loans outstanding (but only with the consent of the Banks holding such Competitive Bid Loans); provided that, any such prepayment shall be accompanied by any amounts payable under Sections 2.08 and 2.11.

      (d) For purposes of this Section 2.15, "Currency Valuation Notice" shall mean a notice given by the Required Banks to the Administrative Agent at a time during which any Loans are outstanding in any Foreign Currency stating that such notice is a "Currency Valuation Notice" and requesting that the Administrative Agent determine the aggregate outstanding principal amount of all Loans.

      (e) Anything in this Section 2.15 to the contrary notwithstanding, the Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling three month period.

      Section 3. Commercial Paper Operations.

      3.01 Issuance of Initial Letter of Credit; Substitute Letters of Credit.
(a) Prior to the Restatement Date the Letter of Credit Issuer had issued to the Depositary and for account of the Borrowers at the request of the Borrowers, its irrevocable letter of credit, in substantially the form of Exhibit F-1 hereto, for the benefit of the holders of Commercial Paper, completed in accordance with such form and the terms of this Section 3.01(a) and expiring on the Expiry Date. The amount of the Letter of Credit is its "Stated Amount". On or before the Restatement Effective Date, and as a condition precedent thereto, Annex A thereto (and Schedule I attached thereto) shall be amended by an amendment in the form of Exhibit F-2 hereto.

      (b) On or before the Restatement Effective Date, and as a condition precedent thereto, each Bank other than the Letter of Credit Issuer (each such Bank a "Participant" with respect to


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                                      -39-


the Letter of Credit) shall execute, with the Letter of Credit Issuer, a Participation Agreement in substantially the form of Exhibit E hereto, with appropriate insertions (such agreement as modified, supplemented or amended from time to time, the "Participation Agreement"), (i) pursuant to which each Participant will acquire a risk participation in the Letter of Credit based on its Participation Percentage, and (ii) as a result of which the Letter of Credit Issuer will retain liability (relative to the other Banks) with respect to the Letter of Credit based on its Participation Percentage.

      (c) Following the appointment and qualification of any successor Depositary and the return of the Letter of Credit being replaced, the Letter of Credit Issuer shall deliver to such successor Depositary a substitute letter of credit in the form of Exhibit F hereto, dated the date of issuance thereof, having terms identical to the Letter of Credit theretofore outstanding but in favor of such successor Depositary.

      (d) If (i) the Letter of Credit Issuer shall agree, at the request of the Borrowers, to an extension of the Expiry Date pursuant to Section 3.01(k), or
(ii) the Borrowers shall partially reduce the Total Commitment pursuant to
Section 4.02 to an amount less than the then Stated Amount of the Letter of Credit, the Administrative Agent shall so notify the Depositary and the Letter of Credit Issuer and the Letter of Credit Issuer shall deliver to the Depositary a substitute Letter of Credit in the form of Exhibit F-1 hereto, with Annex A thereto (and Schedule I attached thereto) amended as contemplated by Section 3.01(a), dated the date of issuance thereof, and, in the case of clause (i) above, expiring on the new Expiry Date, and in the case of clause (ii) above, in a Stated Amount equal to the amount to which the Total Commitment shall have been reduced, but, in either case, otherwise having terms identical to the Letter of Credit being replaced, in exchange for delivery by the Depositary of the Letter of Credit currently held by it. In the case of clause (i) above, such exchange shall take place promptly after the Letter of Credit Issuer and the Banks so agree and in the case of clause (ii) above, such exchange shall take place promptly after the effective date of any such reduction.

      (e) In the event that (i) an injunction suspending the issuance of the Commercial Paper by either Borrower shall have been issued or proceedings therefor shall have been initiated by the SEC, or (ii) either Borrower, the Letter of Credit Issuer or any other Person shall have been found in a judicial or administrative proceeding to have violated the Securities Act of 1933, as amended, in connection with the issuance of Commercial Paper or the Letter of Credit, or (iii) any of them shall have offered, issued or sold to or solicited any offer to acquire any Commercial Paper or any part thereof or any similar security from


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                                      -40-


anyone so as to bring the issuance and sale of Commercial Paper or the Letter of Credit within the registration and prospectus delivery requirements of Section 5 of the Securities Act of 1933, as amended, or (iv) any restriction under Federal or state law or regulation would prevent the Letter of Credit Issuer from maintaining the Letter of Credit for account of either Borrower, then, in any of such events, such Borrower shall not thereafter issue or sell any Commercial Paper without the written approval of the Letter of Credit Issuer and the Administrative Agent and (in the case of the preceding clause (iv)) the Required Banks. The Letter of Credit Issuer may cancel the Letter of Credit (effective on the first day thereafter on which there is no longer any Commercial Paper outstanding) if neither Borrower may issue Commercial Paper by giving the Borrowers, the Administrative Agent and the Depositary written notice thereof. The Letter of Credit Issuer and the Borrowers each agree to notify each other upon first learning of the occurrence of any event described in clauses (i) through (iv) above.

      (f) If upon the occurrence and during the continuance of an Event of Default the Administrative Agent shall, pursuant to Section 10, declare the Total Commitment to be terminated, then (x) the Letter of Credit Issuer shall have the right to require the Depositary to surrender the Letter of Credit to it on the earliest to occur of the following dates, as applicable: (1) the date of such declaration if no Commercial Paper shall then be outstanding or (2) if Commercial Paper shall then be outstanding, on the Business Day next succeeding the date on which there is no longer outstanding any Commercial Paper and (y) as set forth in Section 3 of the Depositary Agreement, no additional Commercial Paper shall be issued.

      (g) The Borrowers jointly shall have the right to cause the termination and cancellation of the Letter of Credit by delivery to the Depositary, the Administrative Agent and each of the Banks a notice to such effect and specifying therein the date of such cancellation (the "Letter of Credit Termination Date"), which date shall not occur on any date on which there is outstanding any Commercial Paper.

      (h) The Letter of Credit Issuer shall have the right to require the Depositary to surrender the Letter of Credit to it on the Expiry Date.

      (i) Promptly upon the occurrence of any Unpaid Drawing under the Letter of Credit, the Letter of Credit Issuer shall notify the Administrative Agent thereof.

      (j) At any time after the Letter of Credit has been terminated and canceled pursuant to Section 3.01(g), the Letter of Credit Issuer hereby agrees to issue to the Depositary for


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

                                      -41-


account of the Borrowers at the request of the Borrowers a new Letter of Credit in an amount not to exceed the Total Letter of Credit Commitment, as the same may be increased or decreased pursuant to Section 3.01(l). When the Borrowers desire that a new Letter of Credit be issued for their account, they shall give the Administrative Agent and the Letter of Credit Issuer at least three Business Days' written notice thereof. The notice shall be in the form of Exhibit J hereto (the "Letter of Credit Request"); provided that such request must be accompanied by a certificate of a senior officer of the Guarantor stating that no Default or Event of Default has occurred and is continuing. The Administrative Agent shall promptly transmit copies of the Letter of Credit Request to each Bank. The new Letter of Credit shall be issued by the Letter of Credit Issuer in an amount (the new "Stated Amount") selected by the Borrowers not to exceed the Total Letter of Credit Commitment and for a term expiring on the Expiry Date.

      (k) At any time that a Letter of Credit is outstanding, the Borrowers may effect (x) with the consent of the Letter of Credit Issuer, an extension of the Expiry Date to a date not beyond the Commitment Termination Date and (y) a reduction of or an increase in the Stated Amount of the Letter of Credit in an amount up to but not exceeding the aggregate amount of the Total Letter of Credit Commitment, in the case of an increase, or an amount not less than the aggregate Face Amount of Commercial Paper outstanding, in the case of a reduction. The Borrowers shall give notice to the Letter of Credit Issuer and the Administrative Agent (who shall forward a copy of such notice to each of the Banks) at least three Business Days prior to the effect thereof, and must be accompanied by a certificate of a senior officer of the Guarantor stating that no Default or Event of Default has occurred and is continuing.

      (l) The Borrowers may effect a reduction of the Total Letter of Credit Commitment to an amount not less than the greater of (x) the Stated Amount of the Letter of Credit and (y) the sum of the aggregate Face Amount of Commercial Paper outstanding and the aggregate amount of all Unutilized L/C Loans outstanding and the aggregate principal amount of all Unpaid Drawings. The Borrowers may effect an increase in the Total Letter of Credit Commitment up to an amount not in excess of the Total Commitment less the aggregate amount of Loan Portion Loans and Swingline Loans outstanding; provided that any such increase requires the consent of all of the Banks. The Borrowers must submit a request for such reduction of or increase in the Total Letter of Credit Commitment to the Letter of Credit Issuer and the Administrative Agent (who shall forward a copy of such notice to each of the Banks) at least three Business Days prior to the effective date thereof, which request must be accompanied by a


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                                      -42-


certificate of a senior officer of the Guarantor stating that no Default or Event of Default has occurred and is continuing.

      3.02 Agreement to Repay Disbursements Under Letter of Credit. (a) Each Borrower hereby agrees to reimburse the Letter of Credit Issuer in Dollars in immediately available funds by making payment to the Letter of Credit Issuer at its Payment Office (or by a charge to a Commercial Paper Account of such Borrower as provided in Section 3.03(c)), for each payment made under the Letter of Credit honoring any demand for payment (each such payment being referred to as a "Drawing") made by the Depositary thereunder (all such amounts so paid until reimbursed, "Unpaid Drawings") with respect to Commercial Paper issued by such Borrower, such reimbursement to be due on the date of the Drawing, with interest on the amount so paid from and including the date paid, to the extent not reimbursed when due, to but not including the date of reimbursement therefor. Interest on the Unpaid Drawings shall be payable at a rate per annum equal to 2% per annum in excess of the Base Rate until reimbursed.

      (b) Promptly following the Letter of Credit Issuer's receipt of reimbursement with respect to Unpaid Drawings the Letter of Credit Issuer shall inform the Administrative Agent thereof.

      (c) A Borrower's obligation to reimburse the Letter of Credit Issuer under this Section 3.02 with respect to Unpaid Drawings shall be absolute, unconditional and irrevocable, and such Unpaid Drawings shall be paid strictly in accordance with the terms of this Agreement, under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Borrower may have or have had against the Letter of Credit Issuer, any Participant or the Depositary or any of their affiliates, including (without limitation) any defense based on the failure of such payment to conform to the terms of the Letter of Credit or any failure of such Borrower to receive all or any part of the proceeds of the sale of Commercial Paper with respect to which demand for payment under the Letter of Credit was made by the Depositary or any nonapplication or misapplication by the Depositary of the proceeds of such demand for payment; provided, that such payment shall not constitute a waiver of any claims or rights which such Borrower may have.

      (d) Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, but without limiting any of the Borrowers' obligations pursuant to any other Section of this Agreement or any other Credit Document, on any day on which both (i) Commercial Paper issued by a Borrower matures (such Commercial Paper, "Maturing Commercial Paper") and (ii) new Commercial Paper will be issued by such Borrower (such Commercial Paper, "New Commercial Paper"), such Borrower will pay


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

                                      -43-


to the Letter of Credit Issuer an amount equal to (x) the Face Amount of such Maturing Commercial Paper less (y) the proceeds from the sale of such New Commercial Paper (net of the discount applicable thereto and all fees to be paid from such proceeds to the dealer or dealers in respect thereof) expected to be deposited on such date in the Commercial Paper Accounts of such Borrower in accordance with Section 3.03(c) of this Agreement and Section 1 of the Depositary Agreement, such payment to be made prior to the issuance of such New Commercial Paper and following the honoring of a drawing by the Letter of Credit Issuer and to be specifically designated for the purpose of reimbursing, in part, the Letter of Credit Issuer for the Unpaid Drawing that will result on such date as a result of the Drawing the proceeds of which will be deposited into an L/C Subaccount of such Borrower for the purpose of paying such Maturing Commercial Paper.

      3.03 Issuance of Commercial Paper. (a) The Borrowers agree that they will issue Commercial Paper only in the manner, at the times and in the amounts provided for herein and in the Depositary Agreement. If such Commercial Paper is issued in the form of promissory notes, each note constituting Commercial Paper shall: (1) be substantially in the form of Exhibit G hereto and completed in accordance with the Depositary Agreement, (2) be dated the date of issuance thereof, (3) be made payable to the order of a named payee or bearer, (4) have a stated maturity date which shall not be later than the earlier to occur of (A) the 270th day next succeeding the date of its issuance or (B) the 16th day next preceding the Expiry Date, and (5) be issued on a discount basis in a Face Amount of at least $100,000. If such Commercial Paper is issued in book-entry form, issuance instructions are to be given to the Depositary to be given to DTC in accordance with the DTC Documents and must include the following information with respect to all such Commercial Paper: (1) the date of issuance thereof, (2) the maturity date (which shall not be later than the earlier to occur of (A) the 270th day next succeeding the date of its issuance or (B) the 16th day next preceding the Expiry Date) and (3) the Face Amount (which shall be an amount which is at least $100,000), the discount rate and amount of discount from the Face Amount.

      (b) The Face Amount of all Commercial Paper at any time outstanding (after giving effect to all payments of Maturing Commercial Paper then being made, to the use of the proceeds of any Commercial Paper then being issued and to any payments made pursuant to Section 3.02(d) of this Agreement and the sixth paragraph of Section 3(a) of the Depositary Agreement) shall not exceed an amount equal to the lesser of (A) (i) the Total Commitment less (ii) the sum of
(x) the aggregate unpaid principal amount of all Loans and (y) an amount equal to the aggregate principal amount of all Unpaid Drawings or (B) (i) the


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                                      -44-


Stated Amount of the Letter of Credit less (ii) the sum of (x) the aggregate unpaid principal amount of all Unutilized L/C Loans, and (y) the aggregate unpaid principal amount of all Unpaid Drawings. The Borrowers will not issue any Commercial Paper at any time when the conditions set forth in Section 6.02 are not satisfied. If the Administrative Agent has actual knowledge that any conditions precedent to the issuance of Commercial Paper are not satisfied, it shall so notify the Depositary.

      (c) All proceeds from the sale of Commercial Paper by a Borrower shall be initially deposited by the Depositary in the Commercial Paper Account of such Borrower. On each day on which funds are so deposited in such Commercial Paper Account, the Depositary is authorized by the relevant Borrower (which authorization is irrevocable) to promptly transfer to the Letter of Credit Issuer the balance of such Commercial Paper Account to be applied by the Letter of Credit Issuer in the following order: (i) to reimburse the Letter of Credit Issuer for all its Unpaid Drawings, (ii) to pay accrued interest thereon as provided in Section 3.02(a), and (iii) to satisfy all other obligations of the relevant Borrower to the Letter of Credit Issuer then due and payable hereunder. Any balance remaining after application pursuant to the preceding sentence shall be transferred to the Administrative Agent at an account opened in the name of the Borrowers in the United States and applied to any other outstanding Obligations then due and payable. Any balance remaining after application pursuant to the two preceding sentences shall be released to the Borrowers as the Borrowers shall direct.

      (d) The Letter of Credit Issuer shall utilize funds removed from a Commercial Paper Account of a Borrower and paid to it pursuant to Section 4 of the Depositary Agreement to the extent thereof, to reimburse the Letter of Credit Issuer for Unpaid Drawings of such Borrower, with accrued interest thereon as provided in Section 3.02(a). Any funds paid to the Letter of Credit Issuer as described in the preceding sentence and remaining after the application described in the preceding sentence shall be transferred to the Administrative Agent and applied to any other outstanding Obligations then due and payable. Any balance remaining after application pursuant to the two preceding sentences shall be released to the Borrowers as the Borrowers shall direct.

      (e)[Intentionally Omitted]

      (f) Any Commercial Paper issued in accordance with the Credit Documents prior to the earliest of (x) the Expiry Date; (y) the time of receipt by the Depositary of the request from the Letter of Credit Issuer to surrender the Letter of Credit


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                                      -45-


pursuant to Section 3.01(f) of this Agreement; or (z) the time of receipt by the Depositary of the notice from the Borrowers of the Letter of Credit Termination Date, shall be supported by the Letter of Credit.

      Section 4. Facility Fee; Fees; Reductions of Commitments; Commitment Termination Date; Increase of Commitments.

      4.01 Fees. (a) The Borrowers jointly and severally agree to pay to the Administrative Agent for distribution to the Banks, a facility fee (the "Facility Fee") for the period from Restatement Effective Date until the Commitment Termination Date (or such earlier date as the Total Commitment shall have been terminated) computed at the Applicable Facility Fee Rate on the Total Commitment.

      Accrued Facility Fees shall be due and payable quarterly in arrears on the third Business Day of each April, July, October and January of each year, for the calendar quarter ending most recently prior to such payment date, and on the Commitment Termination Date or upon such earlier date as the Total Commitment shall be terminated.

      (b) The Borrowers jointly and severally agree to pay to the Administrative Agent for distribution to the Banks a Letter of Credit fee (the "Letter of Credit Fee") for the period from the Restatement Effective Date until the Expiry Date (or such earlier date as the Total Commitment shall have been terminated) computed at the Applicable Letter of Credit Fee Rate on the Total Letter of Credit Commitment as in effect from time to time.

      Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the third Business Day of each April, July, October and January of each year, for the calendar quarter ending most recently prior to such payment date, and on the Expiry Date or upon such earlier date as the Total Commitment shall be terminated.

      (c) The Borrowers shall pay to the Administrative Agent for distribution to each Bank a Letter of Credit usage fee (the "Letter of Credit Usage Fee") for the period from the Restatement Effective Date until the Expiry Date (or such earlier date as the Letter of Credit shall have been terminated) computed at the Applicable Letter of Credit Usage Fee Rate multiplied by the daily average amount of the Outstanding Commercial Paper Participation of such Bank.

      The daily average Letter of Credit Usage Fees shall be due and payable quarterly in arrears on the third Business Day of each April, July, October and January of each year, for the


                                Credit Agreement
calendar quarter ending most recently prior to such payment date, and on the Expiry Date or upon such earlier date as the Total Commitment shall be terminated.

      (d) The Borrowers shall pay to the Administrative Agent, for its own account, such fees as may be agreed to from time to time between the Borrowers and the Administrative Agent.

      (e) The Borrowers shall pay to the Letter of Credit Issuer, for its own account, such fees as may be agreed to from time to time between the Borrowers and the Letter of Credit Issuer.

      (f) The Borrowers shall pay to the Letter of Credit Issuer, for its own account, a fee of $2,000 with respect to each transfer of the Letter of Credit to a new beneficiary.

      4.02 Termination of Commitments. (a) On the Expiry Date, the Total Letter of Credit Commitment shall terminate in its entirety. On the Commitment Termination Date, each of the Total Commitment (and the Commitment of each Bank) and the Swingline Commitment shall terminate in its entirety.

      (b) Upon at least five Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Guarantor shall have the right, without premium or penalty, to reduce or terminate the Total Commitment in whole or in part, in integral multiples of $10,000,000 or lesser whole multiples of $1,000,000, provided that (i) any such reduction or termination must be applied to reduce the Total Commitment on a pro rata basis, (ii) no such reduction of the Total Commitment may exceed the Unutilized Total Commitment at such time,
(iii) no such reduction of the Total Commitment shall reduce the Total Commitment to less than the sum of the Total Letter of Credit Commitment plus the aggregate amount of Loan Portion Loans and Swingline Loans outstanding and
(iv) any such reduction of the Total Commitment shall apply proportionately to reduce the Commitment of each Bank.

      4.03 Commitment Termination Date. The "Commitment Termination Date" shall be June 30, 2003 (the "Existing Final Maturity") provided, however, that not more than 90 days before or less than 75 days prior to any June 30 (the "Extension Date") after June 30, 1997, the Guarantor may make a written request to the Administrative Agent, who shall forward a copy of each such request to the Swingline Bank and to each of the Banks, that the Commitment Termination Date be extended to any June 30 of any year after 2003 up to five years after the Extension Date (the "Requested New Final Maturity"). Such request shall be accompanied by a certificate of a senior officer of the Guarantor


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                                      -47-


stating that no Default or Event of Default has occurred and is continuing and that since the date of the annual consolidated financial statements received by the Banks pursuant to Section 7(a) of the Guaranty most immediately prior to the date of such request, there has been no material adverse change in the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole. Each Bank shall have the right not to agree to any such requested extension (each, a "Non-extending Bank"), provided that
(i) subject to the following clause (ii), notice of each Bank's decision shall be provided to the Guarantor no later than 45 days prior to the relevant Extension Date and (ii) each Bank that fails so to provide notice of its decision shall be deemed to be a Non-extending Bank.

      The Guarantor shall have the right, on or before the relevant Extension Date, so long as no Default shall have occurred and be continuing, to replace any Non-extending Bank with one or more new banks or with an existing Bank (each an "Additional Commitment Bank"), subject in the case of replacement by new banks, to the consent of the Letter of Credit Issuer (if the Total Letter of Credit Commitment is still outstanding), the Swingline Bank and the Managing Banks (such consents not to be unreasonably withheld or delayed), each of which Additional Commitment Banks shall have entered into an agreement in form and substance satisfactory to the Borrowers, the Letter of Credit Issuer (if the Total Letter of Credit Commitment is still outstanding), the Swingline Bank and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the relevant Extension Date, have undertaken a Commitment (which, if such Additional Commitment Bank is already a Bank, shall be in addition to such Banks existing Commitment). In that connection, the Borrowers shall arrange for the Additional Commitment Bank(s) to purchase from, and to pay to, each Non-extending Bank the principal amount of all outstanding Loans held by such Non-extending Bank at par, together with interest thereon accrued to the repayment date and all other amounts payable hereunder to such Non-extending Bank (including any fees accrued hereunder and any amounts that would be payable under Section 2.11 as if all of such Non-extending Bank's Loans were being prepaid on such repayment date).

      If the Bank acting as Swingline Bank hereunder is a Non-extending Bank, the Guarantor shall have the right, on or before the relevant Extension Date, so long as no Default shall have occurred and be continuing, to replace the Swingline Bank with one (and only one) new bank or with an existing Bank (the "Replacement Swingline Bank", subject in the case of replacement by new banks, to the consent of the Letter of Credit Issuer and the Managing Banks (such consents not to be unreasonably withheld


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                                      -48-


or delayed), which Replacement Swingline Bank shall have entered into an agreement in form and substance satisfactory to the Borrowers, the Letter of Credit Issuer and the Administrative Agent pursuant to which such Replacement Swingline Bank shall, effective as of the relevant Extension Date, undertaken the Swingline Commitment. In that connection, the Borrowers shall arrange for the Replacement Swingline Bank to purchase from, and to pay to, the then-current Swingline Bank the principal amount of all outstanding Swingline Loans held by the Swingline Bank at par, together with interest thereon accrued to the repayment date and all other amounts payable hereunder to such Swingline Bank.

      If prior to the relevant Extension Date, all of the Banks (including without limitation any new bank that replaces a Non-extending Bank) and the Swingline Bank (including without limitation any new bank that replaces the Swingline Bank) agree to any such requested extension, the Existing Final Maturity shall, effective as of the Extension Date, be extended to the Requested New Final Maturity; provided that (a) no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties set forth in Section 7 shall be true and correct.

      4.04 Increase of Commitments. The Guarantor shall have the right, at any time prior to the Commitment Termination Date, as the same may be extended in accordance with Section 4.03, to effect an increase in the aggregate amount of the Total Commitment to an amount not to exceed $750,000,000; provided that (i) no Default or Event of Default has occurred and is continuing; (ii) one or more of the existing Banks agree, but are not required to agree, to increase their respective Commitments hereunder (and the Swingline Bank shall have consented to such increase) and/or one or more new banks, satisfactory to the Letter of Credit Issuer (if the Total Letter of Credit Commitment is still outstanding) and the Administrative Agent, agree to provide Commitments hereunder. Such increase may take effect so long as no Syndicated Loans or Swingline Loans are outstanding and no reductions of the Commitments shall have occurred within the preceding 12 month period.

      Section 5. Prepayments; Payments.

      5.01 Voluntary Prepayments. (a) Subject to Section 2.01(c), each Borrower shall have the right to prepay the Syndicated Loans without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) such Borrower shall give the Administrative Agent at its Notice Office at least two Business Days' prior notice (in the case of Eurodollar Rate Loans), three Business Days' prior notice (in the case of Eurocurrency Rate Loans denominated in an Agreed Foreign Currency) and same-day prior notice (in the case of Base Rate


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

Loans) of its intent to prepay the Loans, the amount of such prepayment, the Types of Loans to be prepaid, and, in the case of Eurocurrency Rate Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000 in the case of Base Rate Loans and $5,000,000 (or, if any such Loan is denominated in an Agreed Foreign Currency, the Dollar Equivalent thereof) in the case of Eurocurrency Rate Loans, provided that no partial prepayment made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than $1,000,000 in the case of Base Rate Loans and $5,000,000 (or, if any such Loan is denominated in an Agreed Foreign Currency, the Dollar Equivalent thereof) in the case of Eurocurrency Rate Loans; (iii) prepayments of Eurocurrency Rate Loans made pursuant to this Section 5.01 may only be made if at the time of such prepayment such Borrower shall have paid in full all amounts requested by any of the Banks pursuant to Section 2.11; and (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans.

      (b) Each Borrower shall have the right to prepay the Swingline Loans, without premium or penalty, in whole or in part from time to time, provided that such Borrower shall give the Administrative Agent at its Notice Office prior notice of its intent to prepay such Swingline Loans together with notice of the amount of such prepayment (which shall be in an aggregate principal amount of $1,000,000 or a larger whole multiple of $1,000,000).

      5.02 Mandatory Prepayments. (a) [Intentionally Omitted]

      (b) [Intentionally Omitted]

      (c) On any day on which the aggregate outstanding principal amount of the Loans (after giving effect to all other repayments of any of such Loans on such date) plus the outstanding Face Amount of Commercial Paper issued hereunder plus Unpaid Drawings exceeds the Total Commitment as then in effect, the Borrowers shall prepay principal of the Loans in an amount equal to such excess; provided that any such prepayment shall be applied first to Swingline Loans outstanding, second to Base Rate Loans outstanding, third to Eurocurrency Rate Loans outstanding and finally to Competitive Bid Loans outstanding (but only with the consent of the Banks holding such Competitive Bid Loans).

      (d) With respect to each prepayment of Syndicated Loans required by this
Section 5.02, the Borrowers may, subject to Section 2.01(c), designate the specific Borrowing or Borrowings pursuant to which made, provided that each prepayment


                                Credit Agreement
of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrowers as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

      5.03 Method and Place of Payment. Except as otherwise specifically provided herein or in the Depositary Agreement, all payments under this Agreement or any Note shall be made to the Administrative Agent for account of the Bank or Banks (which for purposes of this Section 5.03 shall include the Swingline Bank) entitled thereto not later than 3:00 p.m. (Local Time) on the date when due and shall be made in the relevant Currency in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

      5.04 Net Payments. (a) All payments made by the Borrowers hereunder or under any Note will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (but excluding, except as provided below, any tax imposed on or measured by the net income of a Bank (which for purposes of this Section 5.04(a) and Section 5.04(b) below shall include the Swingline Bank) pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal office or Applicable Lending Office of such Bank is located ("Excluded Taxes")) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). The Borrowers shall reimburse each Bank, upon the written request of such Bank, for Excluded Taxes in respect of amounts paid to or on behalf of such Bank pursuant to the preceding sentence. If any Taxes are so levied or imposed, the Borrowers agree to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrowers will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrowers. The Borrowers will indemnify and hold harmless each Bank, and


                                Credit Agreement
reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

      (b) Each Bank shall designate an Applicable Lending Office that, on the Restatement Date or (in the case of any Person that becomes a Bank hereunder by means of an assignment) on the date that such Bank becomes a party hereto, is entitled to a zero rate of (i) United States withholding tax on all payments made hereunder by OFI and (ii) United Kingdom withholding tax on all payments made hereunder by OFL. Prior to the Restatement Date, each Bank organized under the laws of a jurisdiction outside the United States has provided OFI with the forms prescribed by the Internal Revenue Service of the United States (currently Form 4224 or Form 1001) certifying such Bank's exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder and under the Notes as at the date of such certificate. Within thirty (30) days after the Restatement Date, each Bank organized under the laws of a jurisdiction outside the United Kingdom shall request, and shall provide to OFL as soon as received, the notice issued by the Department of Inland Revenue of the United Kingdom (currently Form 242/FD) certifying such Bank's exemption from United Kingdom withholding taxes with respect to all payments to be made to such Bank hereunder and under the Notes as at the date of such certificate. Each Bank shall provide such forms on an updated basis from time to time if requested by OFI in the case of United States forms and by OFL in the case of United Kingdom forms. Unless the Borrowers have received forms or other documents satisfactory to them indicating that payments hereunder or under any Note are not subject to withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, (a) OFI shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United States, and (b) OFL shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Bank organized under the laws of a jurisdiction outside the United Kingdom. If any Bank organized under the laws of a jurisdiction outside the United States fails to provide OFI, or if any Bank organized under the laws of a jurisdiction outside of the United Kingdom fails to provide OFL, with the prescribed forms referred to in the second, third and fourth sentences of this Section 5.04(b), and notwithstanding Section 12.15 hereof, the Borrowers shall not be required to compensate such Bank under Section 5.04(a) for the amount of taxes withheld pursuant to the immediately preceding sentence; provided that this sentence shall be inapplicable to any Bank that is not able to make the certification set forth in such prescribed forms as a result of a change in United States federal, or United Kingdom, income tax law, regulation or interpretation occurring after the Restatement Date, or to an amendment, modification or revocation of an


                                Credit Agreement
applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case, occurring after the date hereof.

      Section 6. Conditions Precedent.

      6.01 Effectiveness. The effectiveness of the amendment and restatement of the 1996 Credit Agreement provided for hereby is subject to the satisfaction of the following conditions:

      (a) Notes. There shall have been delivered to the Administrative Agent for account of each of the Banks Syndicated Notes, Competitive Bid Notes and Swingline Notes, duly completed and executed by the Borrowers and, in the case of Existing Banks, in exchange for the Original Notes.

      (b) Opinions of Counsel. For OFI, the Administrative Agent shall have received (i) from Donovan Leisure Newton & Irvine, special New York counsel to the Borrowers and the Guarantor, an opinion addressed to each of the Banks substantially in the form of Exhibit C-1 and covering such other matters incident to the transactions contemplated herein as any Bank may reasonably request, and (ii) from Milbank, Tweed, Hadley & McCloy, special New York counsel to ABN AMRO, an opinion addressed to each of the Banks substantially in the form of Exhibit C-2 and covering such other matters incident to the transactions contemplated herein as any Bank may reasonably request; for OFL, the Administrative Agent shall have received (i) from Donovan Leisure Newton & Irvine, special New York counsel to the Borrowers and the Guarantor, an opinion addressed to each of the Banks substantially in the form of Exhibit C-3 and covering such other matters incident to the transactions contemplated herein as any Bank may reasonably request and (ii) from Macfarlanes, special English counsel to OFL, an opinion addressed to each of the Banks substantially in the form of Exhibit C-4 and covering such other matters incident to the transactions contemplated herein as any Bank may reasonably request.

      (c) Corporate Documents; Proceedings. (i) For OFI, the Administrative Agent shall have received a certificate, signed by the President, the Chief Financial Officer, any Vice President, the Treasurer or any Assistant Treasurer of OFI, and attested to by the Secretary or any Assistant Secretary thereof, in the form of Exhibit D-1 with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of OFI and the resolutions of such Borrower referred to in such certificate.

      (ii) For OFL, the Administrative Agent shall have received a certificate, signed by a director of OFL in the form


                                Credit Agreement
of Exhibit D-2, with appropriate insertions, together with copies of the organizational documents of OFL and the resolutions of OFL referred to in such certificate.

      (iii) The Administrative Agent shall have received a certificate, signed by the President, the Chief Financial Officer, any Vice President, the Treasurer or the Assistant Treasurer of the Guarantor and attested to by the Secretary or any Assistant Secretary of the Guarantor, in the form of Exhibit D-3, with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of the Guarantor and the Resolutions of the Guarantor referred to in such Certificate.

      (iv) For each Borrower, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which any Bank reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

      (d) Amendment to the Letter of Credit. The Letter of Credit Issuer shall, with the consent of the Depositary, have amended the Letter of Credit by issuing to the Depositary an amendment to the Letter of Credit in the form of Exhibit F-2.

      (e) Participation Agreement. The condition specified in Section 3.01(b) shall have been satisfied.

      (f) Depositary Agreement. The Borrowers, the Depositary, the Administrative Agent and the Letter of Credit Issuer shall have duly authorized, executed and delivered an amended and restated Depositary Agreement in the form of Exhibit H (as modified, supplemented, or amended from time to time, the "Depositary Agreement"), and such Depositary Agreement shall be in full force and effect as of the Restatement Effective Date.

      (g) Guaranty. The Guarantor shall have duly authorized, executed and delivered an amended and restated Guaranty in the form of Exhibit K (as modified, supplemented, or amended from time to time, the "Guaranty"), and such Guaranty shall be in full force and effect as of the Restatement Effective Date.

      (h) Notification to the Depositary. The Administrative Agent shall have notified the Depositary of the increase in the Total Commitment as contemplated herein, and the Borrowers shall have delivered to the Depositary a fully executed


                                Credit Agreement
copy of this amendment and restatement of the 1996 Credit Agreement.

      (i) Notification to Rating Agencies. Either the Borrowers or the Administrative Agent shall have notified Moody's and S&P in writing of this amendment and restatement of the 1996 Credit Agreement provided for hereby.

      (j) Fees Paid. All Facility Fees, Letter of Credit Fees, Letter of Credit Usage Fees and other fees (if any) payable under the 1996 Credit Agreement to the Existing Banks, in each case accrued to the Restatement Effective Date, shall have been paid by the Borrowers.

      6.02 Credit Events. Each Credit Event of each Borrower is subject (except and to the extent hereinafter indicated) to the satisfaction of the following conditions with each Credit Event constituting a representation and warranty by such Borrower that the conditions specified in paragraph (c) below are then satisfied:

      (a) Rating Letter. On or before the date of any issuance by such Borrower of Commercial Paper occurring after the Restatement Effective Date, a letter (a "Rating Letter") from Moody's and S&P to the effect that Moody's and S&P shall have given the Commercial Paper to be issued by such Borrower its highest rating shall be in effect.

      (b) No Default; Representations and Warranties. At the time of each Credit Event (other than a Borrowing of a Eurocurrency Rate Loan which, if given effect, would not increase the aggregate amount of outstanding Eurocurrency Rate Loans of any Bank and a Credit Event the proceeds of which are applied exclusively to the payment of Unpaid Drawings incurred on the date of such Credit Event) and also after giving effect thereto (i) there shall exist no Default and (ii) all representations and warranties contained herein or in the other Credit Documents (except, after the Restatement Date, the third sentence of Section 6(e) of the Guaranty) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, other than representations and warranties stated to be correct as of a date certain which shall have been true and correct in all material respects on such date certain.

      (c) Subsequent Legal Opinions. If, at the time of any Credit Event for either Borrower subsequent to the Restatement Date any Bank, the Swingline Bank or the Letter of Credit Issuer shall have requested same, the Administrative Agent shall have received from Donovan Leisure Newton & Irvine, special New York


                                Credit Agreement
counsel to the Borrowers and the Guarantor, and/or Macfarlanes, special English counsel to OFL, or such other counsel as shall be reasonably satisfactory to the Required Banks, an opinion in form and substance satisfactory to the Banks, the Swingline Bank and the Letter of Credit Issuer, addressed to the Banks, the Swingline Bank and the Letter of Credit Issuer and dated the date of such Credit Event, covering, specifically, such of the matters set forth in the opinions of counsel required to be delivered pursuant to Section 6.01(b) above with respect to the first Credit Event of such Borrower as the requesting Bank, Swingline Bank or the Letter of Credit Issuer shall specify.

      (d) Guaranty. The Guaranty shall be in full force and effect as of the date of each Credit Event.

      (e) Commercial Paper. On the date of each issuance of Commercial Paper, the Letter of Credit Termination Date shall not have occurred.

      The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by such Borrower to each of the Banks that all the conditions specified in Section 6.02(b) above exist as of that time. All the Notes, certificates, legal opinions and other documents and papers referred to in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Administrative Agent's Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Banks.

      Section 7. Representations, Warranties and Agreements. In order to induce the Banks and Swingline Bank to enter into this Agreement and to make the Loans, to participate in Swingline Loans and to issue or participate in the Letter of Credit, each Borrower (but only OFI with respect to Section 7.09) makes the following representations, warranties and agreements as to itself as of the Restatement Date, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and the issuance of the Letter of Credit.

      7.01 Corporate Status. Each of the Borrowers and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the


                                Credit Agreement
business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of such Borrower) prospects of such Borrower or of such Borrower and its Subsidiaries taken as a whole.

      7.02 Corporate Power and Authority. Each Borrower has the corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. Such Borrower has, or in the case of all Commercial Paper, when issued will have, duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes or, in the case of Commercial Paper, when issued in accordance with the provisions hereof and of the Depositary Agreement, will constitute, its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

      7.03 No Violation. Neither the execution, delivery or performance by either Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which such Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation, By-Laws or other comparable corporate charter documents of such Borrower or any of its Subsidiaries.

      7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document to which each Borrower is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.


                                Credit Agreement

      7.05 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of either Borrower, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of such Borrower) prospects of such Borrower or of such Borrower and its Subsidiaries taken as a whole.

      7.06 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of each Borrower in writing to any Bank (which for purposes of this Section 7.06 includes the Swingline Bank) (including without limitation all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such Borrower in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not omit to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

      7.07 Use of Proceeds: Margin Regulations. All proceeds of each Loan and of Commercial Paper shall be used by each Borrower for general corporate purposes; provided that no part of the proceeds of any Loan or any Commercial Paper will be used by such Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board. Not more than 25% of the value of the assets of such Borrower or such Borrower and its Subsidiaries subject to the restrictions contained in
Section 9 of the Credit Agreement constitute Margin Stock and, at the time of each Credit Event, not more than 25% of the value of the assets of such Borrower or such Borrower and its Subsidiaries subject to the restrictions contained in
Section 9 of the Credit Agreement will constitute Margin Stock. Notwithstanding the foregoing provisions of this Section 7.07, each Borrower will not use the proceeds of any Loan or any Commercial Paper to purchase the capital stock of any corporation in a transaction, or as part of a series of transactions, (i) the purpose of which is, at the time of any such purchase, to acquire control of such corporation or (ii) the result of which is the ownership by the Guarantor and its Subsidiaries (including without limitation such Borrower) of 10% or more of the capital stock of such corporation, in either case if the Board of Directors of such corporation has publicly announced its opposition to such transaction. Without the


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                                      -58-


consent of the Swingline Bank, no proceeds of any Swingline Loan will be used to repay any other Swingline Loan.

      7.08 Tax Returns and Payments. Each of the Borrowers and its Subsidiaries has filed all tax returns required to be filed (taking into account all valid extensions) by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each Borrower and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all Federal and state income taxes or income tax imposed by any other relevant jurisdiction applicable for all prior fiscal years and for the current fiscal year to the end of the fiscal quarter immediately preceding the date hereof.

      7.09 Compliance with ERISA. Each Plan is in substantial compliance with ERISA; no Plan is insolvent or in reorganization, no Plan has an Unfunded Current Liability, and no Plan has an accumulated or waived funding deficiency or permitted decreases in its funding standard account within the meaning of
Section 412 of the Code; neither OFI or any Subsidiary or ERISA Affiliate of OFI has incurred any material liability to or on account of a Plan pursuant to
Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA or expects to incur any liability under any of the foregoing sections on account of the termination of participation in or contributions to any such Plan; no proceedings have been instituted to terminate any Plan; no condition exists which presents a material risk to OFI or any of its Subsidiaries of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no Lien imposed under the Code or ERISA on the assets of OFI or any of its Subsidiaries exists or is likely to arise on account of any Plan; and OFI and its Subsidiaries may terminate contributions to any other employee benefit plans maintained by them without incurring any material liability to any Person interested therein.

      7.10 Subsidiaries. As of December 31, 1997, the corporations listed on
Schedule III are the only Subsidiaries of the Borrowers. Schedule III correctly sets forth, as of December 31, 1997, the percentage ownership (direct and indirect) of the Borrowers in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

      7.11 Compliance with Statutes, etc. Each of the Borrowers and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business


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                                      -59-


and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of such Borrower) prospects of such Borrower or of such Borrower and its Subsidiaries taken as a whole.

      7.12 Investment Company Act. Neither Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      7.13 Public Utility Holding Company Act. Neither Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      7.14 Commercial Paper. All Commercial Paper will constitute exempt securities under Section 3(a)(2) of the Securities Act of 1933, as amended, and neither registration of the Commercial Paper under such Act, nor qualification of an indenture with respect to Commercial Paper under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, issuance, sale or delivery of Commercial Paper.

      Section 8. Affirmative Covenants. Each Borrower (but only OFI with respect to Section 8.05) covenants and agrees as to itself that on and after the date hereof and until the Total Commitment has terminated, the Letter of Credit has expired and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

      8.01 Information Covenants. Each Borrower will furnish to each Bank:

            (a) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7(a)(i) and (ii) of the Guaranty, a certificate of the chief financial officer of such Borrower to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof.

            (b) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event


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                                      -60-


      of Default and (ii) any litigation or governmental proceeding pending (x) against such Borrower or any of its Subsidiaries which could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of such Borrower) prospects of such Borrower or such Borrower and its Subsidiaries taken as a whole or
      (y) with respect to any Credit Document.

            (c) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which such Borrower shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC").

            (d) Other Information. From time to time, such other information or documents (financial or otherwise) as any Bank or the Swingline Bank may reasonably request.

      8.02 Books, Records and Inspections. Each Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Each Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent, any Bank or the Swingline Bank to visit and inspect, under guidance of officers of such Borrower or such Subsidiary, any of the properties of such Borrower or such Subsidiary, and to examine the books of record and account of such Borrower or such Subsidiary and discuss the affairs, finances and accounts of such Borrower or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent, such Bank or the Swingline Bank may request.

      8.03 Corporate Franchises. Each Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.03 shall prevent (i) the withdrawal by such Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of such Borrower) prospects of such Borrower or such Subsidiary or (ii) any merger involving such Borrower or any of


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                                      -61-


its Subsidiaries to the extent permitted by Section 7(j) of the Guaranty.

      8.04 Compliance with Statutes, etc. Each Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of such Borrower) prospects of such Borrower or of such Borrower and its Subsidiaries taken as a whole.

      8.05 ERISA. As soon as possible and, in any event, within 10 days after OFI or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, OFI will deliver to each of the Banks a certificate of the chief financial officer of OFI setting forth details as to such occurrence and such action, if any, which OFI, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by OFI, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in Section 4041(c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that OFI, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by OFI or any of its Subsidiaries required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by OFI or such Subsidiary.


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                                      -62-


      8.06 End of Fiscal Years; Fiscal Quarters. Each Borrower shall cause (i) each of its, and each of its Subsidiary's, fiscal years to end on December 31 and (ii) each of its, and each of its Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

      Section 9. Negative Covenants.

      Each Borrower covenants and agrees, as to itself, that on and after the date hereof and until the Total Commitment has terminated, the Letter of Credit has expired and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

      9.01 Liens. Such Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of such Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of Liens expressly permitted under Section 7(i) of the Guaranty.

      9.02 Consolidation, Merger, Sale of Assets, etc. Such Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, or permit any of its Subsidiaries so to do any of the foregoing, except that such Borrower and its Subsidiaries may take any of the foregoing actions to the extent expressly permitted under Section 7(j) of the Guaranty.

      9.03 Leases. Such Borrower will not enter into or permit any Subsidiary to enter into any agreements to rent or lease any real or personal property (excluding capitalized leases) except in the ordinary course of business.

      9.04 Indebtedness. Such Borrower will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except
(i) Indebtedness listed on Schedule II to the Guaranty ("Existing
Indebtedness"), (ii) accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by such Subsidiaries in the ordinary


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                                      -63-


course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Subsidiary and (iii) obligations under letters of credit incurred by such Subsidiaries in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation and (iv) Indebtedness of Subsidiaries of such Borrower to the extent permitted under
Section 7(1) of the Guaranty.

      9.05 Advances, Investments and Loans. Such Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except as expressly permitted under Section 7(m) of the Guaranty.

      9.06 Transactions with Affiliates. Such Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of such Borrower, other than on terms and conditions substantially as favorable to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

      9.07 Limitation on Restrictions on Subsidiary Dividends and Other Distributions. Such Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by such Borrower or any Subsidiary of such Borrower, or pay any Indebtedness owed to such Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or (c) transfer any of its properties or assets to such Borrower, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement or any other Credit Document and (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower.

      9.08 Business. Such Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which it is engaged on the date hereof and any other reasonably related businesses.


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                                      -64-


      9.09 Sale of Commercial Paper. Such Borrower will not retain any dealer or placement agent with respect to Commercial Paper unless such dealer or placement agent is approved in writing by the Required Banks which consent shall not be unreasonably withheld. The Banks hereby approve Chase Securities Inc. and Goldman Sachs Money Markets, L.P. ("GSMM") to act as placement agents for all Commercial Paper. Each Borrower will not permit any offering circular or other similar document to contain any description of the Letter of Credit Issuer which description is not approved by the Letter of Credit Issuer in writing.

      9.10 Dividends. Such Borrower will not declare or pay any dividends, or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by such Borrower with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Borrower now or hereafter outstanding (or any options or warrants issued by such Borrower with respect to its capital stock); provided that such Borrower may take any of the foregoing actions so long as no Default or Event of Default exists or would result therefrom.

      Section 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

      10.01 Payments. Either Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or any Unpaid Drawing with respect thereto or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or any Note or any Fees or any other amounts owing hereunder or under any Note with respect thereto; or

      10.02 Representations, etc. Any representation, warranty or statement made by either Borrower or the Guarantor herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

      10.03 Covenants. Either Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(b)(i), 8.06 or 9 or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in


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                                      -65-


Sections 10.01 and 10.02 and clause (i) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to such Borrower by the Administrative Agent, the Swingline Bank or any Bank; or

      10.04 Default Under Other Agreements. Either Borrower, the Guarantor or any of their Subsidiaries shall (i) default in any payment of any Indebtedness in excess of $15,000,000 in the aggregate (other than the Notes) beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of any such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of either Borrower, the Guarantor or any of their Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

      10.05 Bankruptcy, etc. Either Borrower, the Guarantor or any of their Subsidiaries shall commence a voluntary case concerning itself under the United States Bankruptcy Code (the "Bankruptcy Code"); or an involuntary case is commenced against either Borrower, the Guarantor or any of their Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of either Borrower, the Guarantor or any of their Subsidiaries, or either Borrower, the Guarantor or any of their Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Borrower, the Guarantor or any of their Subsidiaries, or there is commenced against such Borrower, the Guarantor or any of their Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or either Borrower, the Guarantor or any of their Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or either Borrower, the Guarantor or any of their Subsidiaries suffers any appointment of any custodian or the like for it or all or substantially all of its property to continue undischarged or


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                                      -66-


unstayed for a period of 60 days; or either Borrower, the Guarantor or any of their Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by either Borrower, the Guarantor or any of their Subsidiaries for the purpose of effecting any of the foregoing; provided, that it shall not constitute an Event of Default under this Agreement to the extent that any of the foregoing events set forth in this Section 10.05 occurs solely with respect to any Specified Subsidiary at a time when such Specified Subsidiary has no material assets, employees or operations; or

      10.06 ERISA. Any Plan shall fail to maintain the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan is, shall have been or is likely to be terminated or the subject of termination proceeding under ERISA, any Plan shall have an Unfunded Current Liability, or OFI or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan under
Section 515, 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events the imposition of a Lien upon the assets of the Borrowers, the Guarantor or any of their Subsidiaries, the granting of a security interest, or a liability or a material risk of incurring a liability to the PBGC or a Plan or a trustee appointed under ERISA or a penalty under Section 4971 of the Code, which, in the opinion of the Required Banks, will have a material adverse effect upon the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrowers, the Guarantor, the Borrowers and their Subsidiaries taken as a whole or the Guarantor and its Subsidiaries taken as a whole; or

      10.07 Guaranty. The Guaranty or any provision thereof shall cease to be in full force or effect; or the Guarantor shall deny or disaffirm the Guarantor's obligations under the Guaranty; or the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty (other than those referred to in Sections 7(a)-(g), (1) or (m)); or the Guarantor shall default in the due performance or observance of any term, covenant or agreement contained in Sections 7(a)-(g), (1) or (m) of the Guaranty and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by either the Administrative Agent or any Bank; or

      10.08 Ownership of the Borrowers. The Guarantor shall cease to own, directly or indirectly, all of the capital stock of the Borrowers free and clear of all Liens, adverse claims and rights of third parties; or


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                                      -67-

      10.09 Ownership of the Guarantor. (i) In any twelve month period, 40% or more of the members of the full Board of Directors of the Guarantor shall have resigned or been removed or replaced, or (ii) the acquisition, whether directly or indirectly, by any Person or "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than an employee benefit or stock ownership plan of the Guarantor) of more than 30% of the voting stock of the Guarantor shall have occurred; or

      10.10 Judgments. One or more judgments or decrees shall be entered against either of the Borrowers, the Guarantor or any of their Subsidiaries involving in the aggregate for the Borrowers, the Guarantor and their Subsidiaries a liability (not paid or fully covered by insurance) of $15,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; provided, that it shall not constitute an Event of Default under this Agreement to the extent that any of the foregoing events set forth in this Section 10.10 occurs solely with respect to any Specified Subsidiary at a time when such Specified Subsidiary has no material assets, employees or operations; or

      10.11 Fundamental Change of Guarantor. A Fundamental Change (as such term is defined in the Indenture dated as of September 1, 1993, between the Guarantor and Morgan Trust Company of New York, as trustee, whether or not such Indenture remains in effect) shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent may and, upon the written request of the Required Banks (or, in the case of clause (ii) below, the Required Banks or the Swingline Bank), shall, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, the Letter of Credit Issuer, any Bank, the Swingline Bank or the holder of any Note to enforce its claims against the Borrowers (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrowers, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrowers as specified in clauses (i), (ii) and (iii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank to make Loans hereunder and the commitment of the Letter of Credit Issuer to maintain the Letter of Credit shall forthwith terminate immediately (subject in the case of the Letter of Credit to Section 3.01(f)) and any Facility Fees, Letter of Credit Fees, Letter of Credit Usage Fees and all other fees shall forthwith become due and payable without any


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                                      -68-


other notice of any kind; (ii) declare the Swingline Commitment terminated, whereupon the Swingline Commitment of the Swingline Bank to make Swingline Loans hereunder shall terminate immediately (provided that the foregoing provisions of this clause (ii) shall be without prejudice to the obligations of the Banks under Section 2.14 hereof); (iii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and/or (iv) direct the Borrowers to pay (and the Borrowers agree that upon receipt of such notice (or upon the occurrence of an Event of Default specified in Section 10.05) it will pay) to the Administrative Agent at the Administrative Agent's Payment Office such amount of cash, to be held as security by the Administrative Agent, as is equal to the Face Amount of any outstanding Commercial Paper.

      Section 11. The Administrative Agent ; Agents.

      11.01 Appointment. The Banks (which for purposes of this Section 11.01 includes the Swingline Bank) hereby designate ABN AMRO as Administrative Agent, to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

      11.02 Nature of Duties. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Guaranty. Neither the Administrative Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank, the Swingline Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in


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                                      -69-


respect of this Agreement or any other Credit Document except as expressly set forth herein.

      11.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Bank (which for purposes of this Section 11.03 includes the Swingline Bank) and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make its own independent investigation and appraisal of the financial condition and affairs of the Borrowers and the Guarantor in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and, except as expressly provided in this Agreement, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrowers or the Guarantor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrowers or the Guarantor or the existence or possible existence of any Default or Event of Default.

      11.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank (which for purposes of this Section
11.04 includes the Swingline Bank) or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

      11.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon


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                                      -70-


any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by it.

      11.06 Indemnification. To the extent the Administrative Agent is not reimbursed by the Borrowers, the Banks will reimburse the Administrative Agent on demand, in proportion to their respective percentages used in determining the Required Banks at such time, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties hereunder or under any other Credit Document, or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. The obligations of the Banks under this Section 11.06 shall survive the termination of this Agreement.

      11.07 The Administrative Agent in its Individual Capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrowers or any Affiliate of the Borrowers as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrowers for services in connection with this Agreement and otherwise without having to account for the same to the Banks or to the Swingline Bank.

      11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

      11.09 Resignation By the Administrative Agent. (a) The Administrative Agent may resign from the performance of


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                                      -71-


all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower, the Banks and the Swingline Bank. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

      (b) Upon any such notice of resignation, the Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrowers.

      (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrowers, may then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

      (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor Administrative Agent as provided above.

      11.10 The Co-Arrangers; Syndication Agent; Managing Banks. The Co-Arrangers, the Syndication Agent and the Managing Banks referred to on the cover page of this Agreement shall have no rights or obligations under this Agreement except (i) in the case of ABN AMRO, in its capacity as the Issuing Bank, a Managing Bank and a "Bank" and the "Swingline Bank" hereunder and (ii) in the case of Chase, in its capacity as a Managing Bank and a "Bank" hereunder.

      11.11 Replacement. The Guarantor may, with the consent of the Required Banks, replace the Bank which is acting in the capacity of Administrative Agent or either of the Banks which are acting in the capacity as Managing Banks, but solely with respect to such capacities; provided that if the Guarantor replaces ABN AMRO in its capacity as Administrative Agent, the Guarantor will, at the request of ABN AMRO, use its best efforts to replace ABN AMRO in its capacity as Letter of Credit Issuer.


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                                      -72-


      Section 12. Miscellaneous.

      12.01 Payment of Expenses, etc. The Borrowers shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (x) of the Administrative Agent (including, without limitation, the fees and disbursements of Milbank, Tweed, Hadley & McCloy) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto and (y) of the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the fees and disbursements of counsel for the Administrative Agent, for the Letter of Credit Issuer, for the Swingline Bank and for each of the Banks); (ii) pay and hold each of the Banks, the Swingline Bank and the Letter of Credit Issuer harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks, the Swingline Bank and the Letter of Credit Issuer harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank, the Swingline Bank or the Letter of Credit Issuer) to pay such taxes; and (iii) indemnify each of the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank and each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Administrative Agent, the Swingline Bank, the Letter of Credit Issuer or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document, the issuance or maintenance of the Letter of Credit or the participation therein or the use or proposed use of the proceeds of any Loans or the Commercial Paper hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc., to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

      12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not


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                                      -73-


by way of limitation of any such rights, upon the occurrence of an Event of Default, each Relevant Institution is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Relevant Institution (including, without limitation by branches and agencies of such Relevant Institution wherever located) to or for the credit or the account of the Borrowers against and on account of the Obligations and liabilities of the Borrowers to such Relevant Institution under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Relevant Institution (if a "Bank") pursuant to
Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Relevant Institution shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

      12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrowers, at their respective addresses specified opposite their signatures below; if to any Bank, at its Base Rate Lending Office specified opposite its name on Schedule II; if to the Swingline Bank, at its Swingline Lending Office specified opposite its name on Schedule II; if to the Administrative Agent or the Letter of Credit Issuer, at its Notice Office; if to the Depositary, at its address for notices provided for or pursuant to the Depositary Agreement; or, as to the Borrowers, the Administrative Agent or the Letter of Credit Issuer, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers, the Administrative Agent, the Swingline Bank and the Letter of Credit Issuer. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent, the Swingline Bank, the Depositary or the Letter of Credit Issuer, and notices and communications sent by mail to any party, shall not be effective until received.


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

      12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrowers may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks (which, for purposes of this Section 12.04(a) includes the Swingline Bank) and, provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder and under the Notes, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign its Commitment hereunder except as provided in Section 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement except to the extent such amendment or waiver requires the consent of 100% of the Banks, as provided in Section 12.13. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to the benefits of Sections 2.10, 2.11 and 5.04 of this Agreement to the extent that such Bank would be entitled to such benefits if the participation had not been transferred, granted or assigned. Promptly following the consummation of any participation pursuant to this Section 12.04(a), the Bank entering into such participation shall promptly notify the Borrowers thereof.

      (b) Notwithstanding the foregoing, any Bank may, with prior written consent of the Guarantor (whose consent shall not be unreasonably withheld), the Managing Banks (whose consent shall not be unreasonably withheld), the Swingline Bank and the Letter of Credit Issuer, assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate of its Commitment (and related outstanding principal amount of Loans) hereunder to one or more commercial banks or other financial institutions engaged in the business of lending money or acquiring debt securities, provided that (i) at such time Schedule I hereto and Annex A to the Participation Agreement shall be deemed modified to reflect the Commitments and Participation Percentages of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the expense of the Borrower that issued the Note, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of
Section 2.05 (with appropriate modifications) to the extent needed to reflect the


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
revised Commitments and (iii) the Administrative Agent shall receive at the time of each such assignment, from the assigning or the assignee Bank, the payment of a non-refundable assignment fee of $3,000. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder and under the Participation Agreement with respect to its assigned Commitments. To the extent that an assignment of all or any portion of a Bank's Commitments and related outstanding Obligations pursuant to this
Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 2.10, 2.11 or 5.04 greater than those being charged by the respective assigning Bank prior to such assignment, then the Borrowers shall not be obligated to pay such greater increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignments).

      (c) Notwithstanding the foregoing, the Swingline Bank may, with prior written consent of the Guarantor and the Managing Banks, assign all (but not less than all) of the Swingline Commitment, its Swingline Loans and its Swingline Notes to a commercial bank or other financial institution, provided that upon surrender of the old Swingline Notes, new Swingline Notes will be issued, at the expense of the Borrower that issued the Note, to such new Swingline Bank, such new Swingline Notes to be in conformity with the requirements of Section 2.05 (with appropriate modifications) to the extent needed to reflect the assignment. To the extent of any assignment pursuant to this Section 12.04(c), the assigning Swingline Bank shall be relieved of its obligations hereunder with respect to its assigned Swingline Commitments.

      (d) Notwithstanding anything to the contrary contained herein, each Bank and the Swingline Bank shall be entitled to pledge its Loans and/or Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank or Swingline Bank, as the case may be, from such Federal Reserve Bank.

      12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank or any Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrowers, the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly


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
provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank or any Bank or the holder of any Note would otherwise have. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

      12.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of either Borrower in respect of any Obligations of such Borrower hereunder, it shall distribute such payment to the Banks and the Swingline Bank pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

      (b) Each of the Banks (which for purposes of this Section 12.06(b) includes the Swingline Bank) agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Fees or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total amount of such Obligation then owed and due to such Bank bears to the total amount of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the Borrowers to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

      12.07 Calculations; Computations. All computations of interest, Facility Fees, Letter of Credit Usage Fees, Letter of Credit Fees and other Fees hereunder shall be made on the basis of a year of 360 days (365/366 days in the case of interest on Base Rate Loans) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Facility Fees, Letter of Credit Usage Fees, Letter of Credit Facility Fees or other Fees are payable. Notwithstanding the foregoing, for each day that interest is


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                                      -77-


calculated by reference to the Federal Funds Rate, such interest shall be computed on the basis of a year of 360 days.

      12.08 Governing Law; Submission to Jurisdiction; Venue. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding against the Borrowers with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Borrower agrees that if at any time its principal place of business is not in the City and State of New York, it will irrevocably designate, appoint and empower an agent for purposes of this Section, in the City and State of New York, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Borrower agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent. Each Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Borrower at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction.

      (b) Each Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

      12.09 Payment Denominations. (a) Except to the extent provided in paragraph (b) below, all payments of principal and interest on any Loan and other amounts to be paid by any Borrower


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                                      -78-


under this Agreement shall be made in the Currency in which such Loan or other amount is denominated (the "Contract Currency"). The obligation of the Borrowers to make payment in the Contract Currency of the principal of and interest on the Notes and any other amounts due hereunder or under any other Credit Document to the Payment Office of the Administrative Agent as provided in Section 5.03 shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than the Contract Currency, except to the extent such tender or recovery shall result in the actual receipt by the Administrative Agent at its Payment Office on behalf of the Banks, the Swingline Bank or holders of the Notes of the full amount of the Contract Currency expressed to be payable in respect of the principal of and interest on the Notes and all other amounts due hereunder or under any other Credit Document. The obligation of the Borrowers to make payments in the Contract Currency as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the Contract Currency of the amount, if any, by which such actual receipt shall fall short of the full amount of the Contract Currency expressed to be payable in respect of the principal of and interest on the Notes and any other amounts due under any other Credit Document, and shall not be affected by judgment being obtained for any other sums due under this Agreement or under any other Credit Document.

      (b) Notwithstanding the foregoing, if any Borrower shall fail to pay within two Business Days of the due date thereof any principal of any Loan when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Loan shall, if such Loan is not denominated in Dollars, automatically be redenominated in Dollars on the date three Business Days after the due date thereof (or, if such date is a day other than the last day of the Interest Period thereof, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such principal shall be payable on demand; and if any Borrower shall fail to pay within three Business Days of the due date thereof any interest on any Loan that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the date four Business Days after the due date thereof in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand.

      12.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts


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
executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

      12.11 [Intentionally Omitted]

      12.12 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

      12.13 Amendment or Waiver. None of this Agreement, any other Credit Document or the Letter of Credit nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Required Banks and the Administrative Agent; provided, however, that: (a) no such change, waiver, discharge or termination shall, without the consent of each Bank, the Swingline Bank and the Letter of Credit Issuer, (i) extend the Commitment Termination Date (except as provided in Section 4.03) or the final maturity of any Loan, Note, or Unpaid Drawing or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, or increase the Commitment of any Bank (except as provided in Section 4.04) over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment of any Bank), (ii) release the Guarantor from its obligations under the Guaranty, (iii) amend, modify or waive any provision of this Section 12.13 or Section 11.06, 12.01, 12.02, 12.04, 12.06 or 12.07, (iv)
reduce the percentage specified in the definition of Required Banks, (v) consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement or (vi) extend the expiration date of, or increase the Stated Amount of, the Letter of Credit (except as provided in Section 3.01(k)); and (b) any modification or supplement of any provision hereof relating to the rights or obligations of the Swingline Bank shall require the consent of the Swingline Bank.

      Notwithstanding anything to the contrary contained in this Agreement, no material change or amendment to this Agreement shall be effective until the Borrowers or the Administrative Agent shall have notified Moody's and S&P in writing of such change or amendment.

      12.14 Survival. All indemnities set forth herein including, without limitation, in Sections 2.10, 2.11, 5.04, 11.06 and 12.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans.


                                Credit Agreement

      12.15 Domicile of Loans. Subject to Section 5.04(b), but notwithstanding
Section 12.04(b), each Bank (which for purposes of this Section 12.15 includes the Swingline Bank) may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank; provided, that each Bank will use its best efforts not to transfer its Loans to an Applicable Lending Office which would give rise to the operation of Section 2.10(a)(ii) or (iii) or 2.10(c) unless in its sole discretion such Bank finds that such nontransfer would be disadvantageous to it.

      12.16 Limitation on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Sections 2.10, 2.11 or 5.04 of this Agreement, unless a Bank gives notice to the Borrowers that they are obligated to pay an amount under any such Section within one year after the later of (x) the date such Bank incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or
(y) 60 days after the date such Bank has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Bank shall only be entitled to be compensated for such amount by the Borrowers pursuant to said Section 2.10, 2.11 or 5.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Bank giving notice to the Borrowers that it is obligated to pay the respective amounts pursuant to said
Section 2.10, 2.11 or 5.04, as the case may be. This Section 12.16 shall have no applicability to any Section of this Agreement other than said Section 2.10,
2.11 and 5.04.


                                Credit Agreement

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

437 Madison Avenue                           OMNICOM FINANCE INC.
New York, New York 10022

                                             By: /s/ Denis Streiff
                                                 -----------------------------
                                                Name:  Denis Streiff
                                                Title: Assistant Treasurer


                                Credit Agreement

                                             OMNICOM FINANCE LIMITED


                                             By: /s/ Barry J. Wagner
                                                 -----------------------------
                                                 Name:  Barry J. Wagner
                                                 Title: Director


                                             By: /s/ Dennis E. Hewitt
                                                 -----------------------------
                                                 Name:  Dennis E. Hewitt
                                                 Title: Director


                                Credit Agreement

                                             ABN AMRO BANK N.V., NEW
                                               YORK BRANCH, as Swingline
                                               Bank, as Letter of Credit
                                               Issue and as
                                               Administrative Agent

                                             By: /s/ Frances Logan
                                                 -----------------------------
                                                 Name:  Frances Logan
                                                 Title: Group Vice President

                                             By: /s/ Thomas T. Rogers
                                                 -----------------------------
                                                 Name:  Thomas T. Rogers
                                                 Title: Vice President


                                Credit Agreement

                                             ABN AMRO BANK N.V., NEW YORK BRANCH

                                             By: /s/ Frances Logan
                                                 -----------------------------
                                                 Name:  Frances Logan
                                                 Title: Group Vice President

                                             By: /s/ Thomas T. Rogers
                                                 -----------------------------
                                                 Name:  Thomas T. Rogers
                                                 Title: Vice President


                                Credit Agreement

                                             THE CHASE MANHATTAN BANK

                                             By: /s/ Ann B. Kerns
                                                 -----------------------------
                                                 Name:  Ann B. Kerns
                                                 Title: Vice President


                                Credit Agreement

                                             BANK OF AMERICA NT&SA

                                             By: /s/ Carl F. Salas
                                                 -----------------------------
                                                 Name:  Carl F. Salas
                                                 Title: Vice President


                                Credit Agreement

                                             THE BANK OF NEW YORK

                                             By: /s/ Kenneth P. Sneider, Jr.
                                                 -----------------------------
                                                 Name:  Kenneth P. Sneider, Jr.
                                                 Title: Vice President


                                Credit Agreement

                                             CITIBANK, N.A.

                                             By: /s/ Steven R. Victorin
                                                 -----------------------------
                                                 Name:  Steven R. Victorin
                                                 Title: Attorney-In-Fact


                                Credit Agreement

                                             DRESDNER BANK AG, NEW YORK AND
                                               GRAND CAYMAN BRANCHES

                                             By: /s/ William E. Lambert
                                                 -----------------------------
                                                 Name:  William E. Lambert
                                                 Title: Assistant Vice President

                                             By: /s/ Brian Haughney
                                                 -----------------------------
                                                 Name:  Brian Haughney
                                                 Title: Assistant Treasurer


                                Credit Agreement

                                             ISTITUTO BANCARIO SAN PAOLO
                                               DI TORINO S.P.A.

                                             By: /s/ Wendell Jones
                                                 -----------------------------
                                                 Name:  Wendell Jones
                                                 Title: Vice President

                                             By: /s/ Alessandro Guzzo
                                                 -----------------------------
                                                 Name:  Alessandro Guzzo
                                                 Title: Vice President


                                Credit Agreement

                                             MARINE MIDLAND BANK

                                             By: /s/ William M. Holland
                                                 -----------------------------
                                                 Name:  William M. Holland
                                                 Title: Vice President


                                Credit Agreement

                                             MELLON BANK, N.A.

                                             By: /s/ David N. Smith
                                                 -----------------------------
                                                 Name:  David N. Smith
                                                 Title: Vice President


                                Credit Agreement

                                             THE NORTHERN TRUST COMPANY

                                             By: /s/ Michelle D. Griffin
                                                 -----------------------------
                                                 Name:  Michelle D. Griffin
                                                 Title: Vice President


                                Credit Agreement

                                             SOCIETE GENERALE, NEW YORK BRANCH

                                             By: /s/ Elaine Khalil
                                                 -----------------------------
                                                 Name:  Elaine Khalil
                                                 Title: Vice President


                                Credit Agreement

                                             WACHOVIA BANK, N.A.

                                             By: /s/ William C. Christie
                                                 -----------------------------
                                                 Name:  William C. Christie
                                                 Title: Senior Vice President


                                Credit Agreement

                                             WESTPAC BANKING CORPORATION

                                             By: /s/ Brad Masters
                                                 -----------------------------
                                                 Name:  Brad Masters
                                                 Title: Vice President


                                Credit Agreement

                                                                      SCHEDULE I

                             Schedule of Commitments


          Name of Bank                                     Commitment
          ------------                                     ----------

          ABN AMRO BANK N.V.,                             $ 60,000,000
            NEW YORK BRANCH

          THE CHASE MANHATTAN                             $ 60,000,000
            BANK

          BANK OF AMERICA NT&SA                           $ 60,000,000

          MARINE MIDLAND BANK                             $ 60,000,000

          WACHOVIA BANK, N.A                              $ 60,000,000

          DRESDNER BANK AG,
            NEW YORK AND GRAND CAYMAN
            ISLAND BRANCHES                               $ 35,000,000

          THE NORTHERN TRUST COMPANY                      $ 35,000,000

          MELLON BANK, N.A                                $ 30,000,000

          BANK OF NEW YORK                                $ 20,000,000

          CITIBANK, N.A                                   $ 20,000,000

          SAN PAOLO BANK,
            NEW YORK BRANCH                               $ 20,000,000

          SOCIETE GENERALE,
            NEW YORK BRANCH                               $ 20,000,000

          WESTPAC BANKING
            CORPORATION                                   $ 20,000,000
                                                          ------------
                                                          $500,000,000
                                                          ============


                                Credit Agreement

                                                                     SCHEDULE II


                               Base Rate                  Competitive Bid         Swingline
Name of Bank                   Lending Office             Lending Office          Lending Office
------------                   --------------             --------------          --------------
ABN AMRO BANK N.V.,            Same as Name of Bank       Same as Name of Bank    Same as Name of Bank
  New York Branch
For Notices:
1325 Avenue of the Americas
9th Floor
New York, New York 10019
Attention: Linda Boardman

THE CHASE MANHATTAN BANK       Same as Name of Bank       Same as Name of Bank
One Chase Manhattan Plaza
New York, New York 10081
Attention: Bruce Langenkamp

BANK OF AMERICA NT&SA          Bank of America Illinois   Same as Base Rate
335 Madison Avenue             231 South LaSalle Street     Lending Office
New York, New York 10017       Chicago, Illinois 60697
Attention: Matthew Flynn       Attention: Bonnie
                                          Ptaszkowski

THE BANK OF NEW YORK           Same as Name of Bank
One Wall Street
22 South
New York, New York 10286
Attention:  Georgia Pankita

CITIBANK, N.A.                 Citibank, N.A.             Same as Base Rate
For Notices:                   399 Park Avenue              Lending Office
Citicorp                       8th Floor, Zone 5
One Court Square               New York, New York 10043
Long Island City, NY 11120     Attention: Eric Huttner
7th Floor, Zone 3
Attention: Patricia Ganes

DRESDNER BANK AG,              Same as Name of Bank       Same as Name of Bank
  New York Branch
75 Wall Street
New York, New York 10005
Attention: Bill Lambert

                                Credit Agreement

                                                                     SCHEDULE II
                                                                          Page 2



                               Base Rate                  Competitive Bid         Swingline
Name of Bank                   Lending Office             Lending Office          Lending Office
------------                   --------------             --------------          --------------
ISTITUTO BANCARIO SAN PAOLO    Same as Name of Bank       Same as Name of Bank
  DI TORINO, S.P.A.
245 Park Avenue
New York, New York 10167
Attention: Wendell Jones


MARINE MIDLAND BANK            Marine Midland Bank        Same as Base Rate
140 Broadway, 4th Floor        One MM Center                 Lending Office
New York, New York 10005       Buffalo, New York 14203
Attention: Diane Zieske        Attention: Beth Weiss
                               Agency Servicing

MELLON BANK, N.A.              Same as Name of Bank       Same as Name of Bank
Market Street
7th Floor
Philadelphia, PA 19103
Attention: Payton Latimer

THE NORTHERN TRUST COMPANY     Same as Name of Bank       Same as Name of Bank
50 South LaSalle Street
Chicago, Illinois 60675
Attention: Michelle Griffin

SOCIETE GENERALE,              Same as Name of Bank       Same as Name of Bank
  NEW YORK BRANCH
1221 Avenue of the Americas
New York, New York 10020
Attention: Elaine Khalil

WACHOVIA BANK, N.A.            Same as Name of Bank       Same as Name of Bank
191 Peachtree St. N.E.
GA 370 - 28th Floor
Atlanta, Georgia 30303
Attention: William C. Christie

WESTPAC BANKING CORPORATION    Same as Name of Bank       Same as Name of Bank
575 Fifth Avenue
New York, New York 10017
Attention: Brad Masters


                                                                    SCHEDULE III

                                  Subsidiaries


None

                                                                     EXHIBIT A-1

                              NOTICE OF BORROWING

                                                                          [Date]

ABN AMRO Bank N.V., New York Branch
  as Administrative Agent for the Banks
  party to the Credit
  Agreement referred to below
500 Park Avenue
New York, New York 10022

                  Attention: __________________________

Ladies and Gentlemen:

      The undersigned, [Omnicom Finance Inc.][Omnicom Finance Limited], refers to the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the Borrowers referred to therein (including the undersigned), certain Banks party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent for such Banks and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.03 of the Credit Agreement:

      (i) The Business Day of the Proposed Borrowing is ___________, 19_.

      (ii) The aggregate principal amount and Currency of the Proposed Borrowing is _________________.

      (iii) The Proposed Borrowing is to consist of [Base Rate Loans] [Eurocurrency Rate Loans].

      (1)[(iv) The Interest Period for the Proposed Borrowing is ____ months.]

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

            [(A) The representations and warranties contained in Section 7 of the Credit Agreement are correct, before and after giving effect to the Proposed Borrowing and to the

----------
(1)   To be included for a Proposed Borrowing of Eurocurrency Rate Loans.

                                                                     EXHIBIT A-1
                                                                          Page 2


      application of the proceeds thereof, as though made on and as of such date.]

            [(B) No Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.]

            [(C) The proceeds of the Proposed Borrowing will be applied exclusively to the payment of Unpaid Drawings incurred on the date of such Proposed Borrowing.]

            [(D) The Proposed Borrowing is of a Eurocurrency Rate Loan which, if given effect, will not increase the aggregate amount of outstanding Eurocurrency Rate Loans of any Bank.]

                                     Very truly yours,

                                     [OMNICOM FINANCE INC.][OMNICOM FINANCE
                                        LIMITED]

                                     By____________________
                                       Title:

------------------------
Both clauses (A) and (B) or clause (C) or clause (D) must be included; provided, that clause (B) must be included with clause (C) if the Proposed Borrowing is of a Eurocurrency Rate Loan.

                                                                     EXHIBIT A-2

                         NOTICE OF SWINGLINE BORROWING

                                                                          [Date]

ABN AMRO Bank N.V., New York Branch
  as Administrative Agent for the Banks
  party to the Credit
  Agreement referred to below
500 Park Avenue
New York, New York 10022

                  Attention: __________________________

Ladies and Gentlemen:

      The undersigned, [Omnicom Finance Inc.][Omnicom Finance Limited], refers to the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the Borrowers referred to therein (including the undersigned), certain Banks party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent for such Banks and hereby gives you notice, irrevocably, pursuant to Section 2.14 of the Credit Agreement, that the undersigned hereby requests a Swingline Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Swingline Borrowing (the "Proposed Swingline Borrowing") as required by Section 2.14 of the Credit Agreement:

      (i) The Business Day of the Proposed Swingline Borrowing is ___________, 19__.

      (ii) The aggregate principal amount of the Proposed Swingline Borrowing is $_________________.

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

            (A) The representations and warranties contained in Section 7 of the Credit Agreement are correct, before and after giving effect to the Proposed Swingline Borrowing and to the application of the proceeds thereof, as though made on and as of such date.

            (B) No Default or Event of Default has occurred and is continuing, or would result from such Proposed Swingline Borrowing or from the application of the proceeds thereof.

                                                                     EXHIBIT B-1
                                                                          Page 2


                                       Very truly yours,

                                       [OMNICOM FINANCE INC.][OMNICOM FINANCE
                                          LIMITED]

                                       By____________________
                                         Title:

                                                                     EXHIBIT B-1

                                SYNDICATED NOTE

                                                               February 20, 1998

      FOR VALUE RECEIVED, [OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware] [OMNICOM FINANCE LIMITED, a corporation organized and existing under the laws of England] (the "Borrower"), hereby promises to pay to the order of __________________ (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the Payment Office of the Administrative Agent for the respective Currencies of the Syndicated Loans evidenced hereby, such amount as shall equal the aggregate unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower under the Credit Agreement, in the Currency in which such Loan is denominated and in immediately available funds, on the last day of the Interest Period for each Eurocurrency Rate Loan and on the Commitment Termination Date for each Base Rate Loan.

      The Borrower also promises to pay interest on the unpaid principal amount of each such Syndicated Loan, at such account, in like money and funds, from the date such Syndicated Loan is made until paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

      This Note is one of the Syndicated Notes referred to in the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998, among the "Borrowers" referred to therein (including the Borrower), the Bank, the other financial institutions party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement") and is entitled to the benefits thereof. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                                                                     EXHIBIT B-1
                                                                          Page 2


      This Note is guaranteed pursuant to the Guaranty (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to voluntary and mandatory prepayment, in whole or in part, and Syndicated Loans may be converted from one Type (as defined in the Credit Agreement) into another Type to the extent provided in the Agreement.

      In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

      This Note shall be construed in accordance with and governed by the law of the State of New York.

                                           [OMNICOM FINANCE INC.]
                                           [OMNICOM FINANCE LIMITED]

                                           By_________________________
                                             Title:

                                                                     EXHIBIT B-2

                            [Intentionally Omitted]

                                                                     EXHIBIT B-3

                              COMPETITIVE BID NOTE

                                                              New York, New York
                                                              ____________, 19__

      FOR VALUE RECEIVED, [OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware] [OMNICOM FINANCE LIMITED, a corporation organized and existing under the laws of England] (the "Borrower"), hereby promises to pay to the order of _____________________ (the "Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), in lawful money of the United States of America in immediately available funds, at the office of ABN AMRO Bank N.V., New York Branch (the "Administrative Agent") located at 500 Park Avenue, New York, New York 10022 the unpaid principal amount of each Competitive Bid Loans (as defined in the Credit Agreement) made by the Bank to the Borrower pursuant to the Credit Agreement on the day such Competitive Bid Loan is required to be paid in full (as provided in the Credit Agreement).

      The Borrower promises also to pay interest on the unpaid principal amount of each Competitive Bid Loan in like money at said office from the date such Competitive Bid Loan is made until paid at the rates and at the times provided in the Credit Agreement.

      This Note is one of the Competitive Bid Notes referred to in the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998, among the "Borrowers" referred to therein (including the Borrower), the Bank, the other financial institutions party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement") and is entitled to the benefits thereof.

      This Note is guaranteed pursuant to the Guaranty (as defined in the Credit Agreement).

      In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     EXHIBIT B-3
                                                                          Page 2


      This Note shall be construed in accordance with and be governed by the law of the State of New York.

                                           [OMNICOM FINANCE INC.]
                                           [OMNICOM FINANCE LIMITED]

                                           By___________________________
                                             Title:

                                                                     EXHIBIT B-4

                                 SWINGLINE NOTE

$_____________________                                        New York, New York
                                                              ____________, 19__

      FOR VALUE RECEIVED, [OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware] [OMNICOM FINANCE LIMITED, a corporation organized and existing under the laws of England] (the "Borrower"), hereby promises to pay to the order of __________________ (the "Swingline Bank"), for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below), in lawful money of the United States of America in immediately available funds, at the office of ABN AMRO Bank N.V., New York Branch (the "Administrative Agent") located at 500 Park Avenue, New York, New York 10022 on the Commitment Termination Date (as defined in the Agreement) the principal sum of _________________ United States Dollars or, if less, the unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Bank to the Borrower pursuant to the Agreement.

      The Borrower promises also to pay interest on the unpaid principal amount of each Swingline Loan in like money at said office from the date such Swingline Loan is made until paid at the rates and at the times provided in the Agreement.

      This Note is one of the Swingline Notes referred to in the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998 among the "Borrowers" referred to therein (including the Borrower), the Bank, the other financial institutions party thereto and ABN AMRO Bank, N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement") and is entitled to the benefits thereof. This Note is guaranteed pursuant to the Guaranty (as defined in the Credit Agreement). As provided in the Credit Agreement, this Note is subject to voluntary and mandatory prepayment, in whole or in part.

      In case an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

      The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

      This Note shall be construed in accordance with and be governed by the law of the State of New York.

                                           [OMNICOM FINANCE INC.]
                                           [OMNICOM FINANCE LIMITED]

                                           By__________________________
                                             Title:

                                                                     EXHIBIT C-1

                  FORM OF OPINION OF COUNSEL (NEW YORK) - OFI


                                                  February 20, 1998

To the Persons Listed on the
Attached Annex I

Ladies and Gentlemen:

      We have acted as special New York counsel for Omnicom Finance Inc., a corporation organized and existing under the laws of Delaware ("OFI"), Omnicom Finance Limited, a corporation organized and existing under the laws of England and Wales ("OFL" and together with OFI, individually, a "Borrower" and collectively, the "Borrowers") and Omnicom Group Inc., a corporation organized and existing under the laws of New York (the "Guarantor"), in connection with the execution and delivery of the following documents (collectively, the "Credit Documents"):

            (a) the Credit Agreement, dated as of May 10, 1996, amended and restated as of February 20, 1998 among the Borrowers, the banks parties thereto (the "Banks"), ABN AMRO Bank N.V., New York Branch, as Swingline Bank and as Letter of Credit Issuer and ABN AMRO Bank N.V., New York Branch, as the Administrative Agent (the "Credit Agreement");

            (b) the Notes of OFI, to be delivered pursuant to the Credit Agreement; and

            (c) the Guaranty of the Guarantor, dated as of May 10, 1996, amended and restated as of February 20, 1998 (the "Guaranty").

      This opinion is delivered to you pursuant to Section 6.01(b) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement, unless otherwise defined herein.

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of each of the Credit Documents. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, instruments and other documents, and have made such other investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

      For the purposes hereof, we have assumed, with your permission and without independent verification of any kind: (a) that the signatures of persons (other than OFI and the Guarantor) signing all documents in connection with which this opinion is rendered are genuine and authorized; (b) the legal capacity of all natural persons; (c) that all documents submitted to us as originals or duplicate originals are authentic; and (d) that all documents submitted to us as copies, whether certified or not, conform to authentic original documents. As to questions of fact relevant to this opinion, we have assumed, without

                                                                     EXHIBIT C-1
                                                                          Page 2


independent investigation or verification of any kind, the accuracy of the representations and warranties of the Borrowers and the Guarantor in the applicable Credit Documents and have relied upon certificates and oral or written statements and other information of public officials, and officers and representatives of the Borrowers and the Guarantor. For purposes of the opinion set forth in the paragraph numbered 1 hereof, we have relied solely upon copies of (i) certificates of, and (ii) the organizational documents as certified by, public officials as of the dates and in the jurisdictions set forth in Exhibit A hereto.

      In rendering the opinions expressed below, we have assumed, with your permission and without any independent investigation or verification of any kind, that: (i) each party to the Credit Documents other than OFI and the Guarantor (individually, the "Other Party" and collectively, the "Other Parties") has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified in each other jurisdiction in which the conduct of its business or the ownership of its property makes such qualification necessary; (ii) each of the Other Parties has full power and authority to execute, deliver and perform the Credit Documents to which it is a party; (iii) the execution, delivery and performance of the Credit Documents by each of the Other Parties has been duly authorized by all requisite corporate action on the part of each Other Party; (iv) the Credit Documents have been duly executed and delivered by each of the Other Parties; and (v) the execution, delivery and performance of the Credit Documents by each of the Other Parties does not and will not violate the charter, by-laws or other organizational documents of any of the Other Parties. We have further assumed, with your permission and without any independent investigation or verification of any kind, that each of the Credit Documents constitutes the valid and legally binding obligations of each Other Party, enforceable against such Other Party in accordance with its terms. Furthermore, in giving the opinions expressed in paragraphs numbered 3 and 4 below, we express no opinion as to state securities or blue sky laws.

      Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that:

      1. Each of the Guarantor, OFI and the other designated subsidiaries of the Guarantor listed on Annex II hereto (the "Designated Subsidiaries") (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation listed on Exhibit A hereto, and (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged.

      2. Each of OFI and the Guarantor has the corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each of OFI and the Guarantor has duly executed and delivered each of the Credit Documents to which it is a party. Each of the Credit Documents to which either the Guarantor or OFI is a party, constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms of such Credit Document.

                                                                     EXHIBIT C-1
                                                                          Page 3


      3. Neither the execution, delivery nor performance by OFI or the Guarantor of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) of the United States of America or the State of New York applicable to OFI or the Guarantor or (ii) will violate any provision of the Certificate of Incorporation or By-Laws of OFI or the Guarantor.

      4. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the date hereof), or exemption by, any governmental or public body or authority of the United States of America, or the State of New York, applicable to OFI or the Guarantor is required to authorize, or is required in connection with, (i) the execution, delivery and performance by OFI or the Guarantor, respectively, of any Credit Document to which OFI or the Guarantor is a party or (ii) the enforceability of any such Credit Document in accordance with its terms against OFI or the Guarantor.

      5. Neither the Guarantor nor OFI is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      6. Neither the Guarantor nor OFI is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      7. The choice of New York law as the governing law of each of the Credit Documents is, under the laws of the State of New York, a valid choice of law.

      8. The consent by OFI in Section 12.08 of the Credit Agreement, and by the Guarantor in paragraph 18 of the Guaranty, to the jurisdiction of courts sitting in the State of New York is a valid consent to the jurisdiction of such courts.

      Our opinions are subject to the qualifications that:

      A. The enforceability of the Credit Documents is subject to and may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws relating to or affecting the rights of creditor's generally (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and the application of general principles of equity (regardless of whether in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing. Accordingly, no opinion is given herein as to (i) the availability of the right to accelerate any obligation an certain remedies provided for in the Credit Documents in the event of a nonmaterial default or (ii) the enforceability of any provision of the Credit Documents relating to cumulation of remedies or waiving the remedy of specific performance.

                                                                     EXHIBIT C-1
                                                                          Page 4


      B. We express no opinion as to the enforceability of any contractual provision in the Credit Documents a to waiver of jury trial, process or other procedural right, including, without limitation, (i) the second sentence of
Section 12.08(a) of the Credit Agreement and the second sentence of paragraph 18 of the Guaranty, insofar as such sentences relate to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents, and (ii) the waive of inconvenient forum set forth in Section 12.08(b) of the Credit Agreement and paragraph 18 of the Guaranty with respect to proceedings in the United States District Court for the Southern District of New York.

      C. We express no opinion as to the enforceability of any contractual provision in the Credit Documents relating to indemnification, including, without limitation, with respect to the enforceability of Section 12.01 of the Credit Agreement (and any similar provisions in any of the other Credit Documents), to the extent that these may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party, for liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

      D. Furthermore, no opinion is given herein as to:

            (i) the  enforceability  of the  power  of  attorney  granted  under
      Section 2.03(b) of the Credit Agreement, which authorizes and empowers the Swingline Bank to deliver a Notice of Borrowing to the Administrative Agent, on behalf of the Borrowers, to the extent that such power of attorney purports to give the Swingline Bank rights and powers that are not available to it as a creditor; or

            (ii) the enforceability of any right or obligation to the extent that the same has been varied by course of dealing or performance; or

            (iii) paragraph 3(a) of the Guaranty, and clause (b) of paragraph 4 of the Guaranty, to the extent that it relates to action contemplated by paragraph 3(a) of the Guaranty which may not be enforceable to the extent that the Guaranteed Obligations are materially altered; or

            (iv) the enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing, which may be limited under certain circumstances; or

            (v) the effect of the laws of any jurisdiction in which any Bank, the Swingline Bank or the Letter of Credit Issuer is located (other than the State of New York) that limit the interest, fees or other charges such Bank may impose; or

            (vi) the enforceability of the provisions of Section 12.09 of the Credit Agreement or paragraph 19 of the Guaranty to the extent that a judgment not in the Contract Currency is obtained in respect

                                                                     EXHIBIT C-1
                                                                          Page 5


      of the Credit Agreement in a jurisdiction other than the country of the Contract Currency and the respective Borrower or the Guarantor pays such judgment; or

            (vii) paragraph 16 of the Guaranty.

      We are members of the Bar of the State of New York and express no opinion as to the laws of any jurisdiction other than those of the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America.

      This opinion is rendered solely to the persons listed on Annex I hereto by us as special counsel to OFI and the Guarantor in connection with the transactions contemplated by the Credit Documents. This opinion may not be relied upon in any manner or for any purpose, or furnished or relied upon by any other person, without our prior written consent. The information set forth herein is as of the date of this letter, and we disclaim any undertaking to advise the persons listed on Annex I of changes which thereafter may be brought to our attention.

                                           Very truly yours,

                                                                     EXHIBIT C-1
                                                                          Page 6


                                                                         ANNEX I

THE BANK OF NEW YORK                        ISTITUTO BANCARIO SAN PAOLO
One Wall Street                               DI TORINO, S.P.A.
22 South                                    245 Park Avenue
New York, New York 10286                    New York, New York 10167

WACHOVIA BANK, N.A.                         ABN AMRO BANK N.V.,
191 Peach Tree Street, N.E.                   NEW YORK BRANCH
GA 370 - 28th Floor                         500 Park Avenue
Atlanta, Georgia 30303                      New York, New York 10022

THE CHASE MANHATTAN BANK                    MARINE MIDLAND BANK
One Chase Manhattan Plaza                   140 Broadway, 4th Floor
New York, New York  10081                   New York, New York 10005

THE NORTHERN TRUST COMPANY                  CITIBANK, N.A.
50 South LaSalle Street                     399 Park Avenue
Chicago, Illinois  60675                    8th Floor
                                            New York, New York 10043

MELLON BANK, N.A.                           DRESDNER BANK AG,
Market Street, 7th Floor                      NEW YORK BRANCH
Philadelphia, Pennsylvania 19103            75 Wall Street
                                            New York, New York 10005

SOCIETE GENERALE,                           WESTPAC BANKING
  NEW YORK BRANCH                           575 Fifth Avenue
1221 Avenue of the Americas                 New York, New York  10017
New York, New York  10020

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION
335 Madison Avenue
New York, New York  10017

                                                                     EXHIBIT C-1
                                                                          Page 7


                                                                        ANNEX II

                            Designated Subsidiaries

1)    BBDO Worldwide Inc.
22)   BBDO Detroit Inc.
3)    The DDB Needham Worldwide Communications Group Inc.
4)    DDB Needham Chicago Inc.
5)    TBWA Chiat-Day Inc.
6)    Omnicom Finance Inc.
7)    DDB Needham Worldwide Partners Inc.

                                                                       EHXIBIT A

                                             Certificate of
                                              Good Standing
                          Certificate of   in Jurisdiction
      Name and            Incorporation -        of                Verbal
   Jurisdiction of            Date of       Incorporation       Confirmation*
   Incorporation           Certification      and Date               Date
   -------------           -------------      --------               ----

OMNICOM GROUP                 12/8/97        Subsisting -        Subsisting -
 INC.                                          12/4/97             1/6/98
(New York)
BBDO Worldwide Inc.           12/8/97        Subsisting  -       Subsisting -
(New York)                                     12/4/97             1/6/98
The DDB Needham               12/8/97        Subsisting -        Subsisting -
Worldwide                                      12/4/97             1/6/98
Communications Group
Inc.
(New York)
TBWA Chiat/Day Inc.           12/5/97        Good Standing -     Good Standing -
(Delaware)                                     12/4/97             1/6/98
Omnicom Finance Inc.          12/5/97        Good Standing -     Good Standing -
(Delaware)                                     12/4/97             1/6/98
BBDO Detroit Inc.             12/5/97        Good Standing -     Good Standing -
(Delaware)                                     12/4/97             1/6/98
DDB Needham                   12/5/97        Good Standing -     Good Standing -
  Chicago Inc.                                 12/4/97             1/6/98
(Delaware)
DDB Needham                   12/9/97        Subsisting -        Subsisting -
  Worldwide Partners Inc.                      12/4/97             1/6/98
(New York)

----------
*United Corporate Services, Inc.

                                                                     EXHIBIT C-2

                 FORM OF OPINION OF COUNSEL (NEW YORK) - BANKS

                                                  February 20, 1998

To the Banks party to the
Credit Agreement referred to
below and ABN AMRO Bank, N.V.,
New York Branch,
as Letter of Credit Issuer and
as Administrative Agent

Ladies and Gentlemen:

      We have acted as special New York counsel to ABN AMRO Bank, N.V., New York Branch ("ABN AMRO") in connection with (i) the Credit Agreement, dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc. ("OFI"), Omnicom Finance Ltd. ("OFL" and, together with OFI, individually, a "Borrower" and collectively the "Borrowers"), the financial institutions named therein (the "Banks"), ABN AMRO as Swingline Bank, as Letter of Credit Issuer and as Administrative Agent, and (ii) the various other agreements, instruments and other documents referred to in the next following paragraph. Except as otherwise provided herein, terms defined in the Credit Agreement are used herein as defined therein. This opinion letter is being delivered pursuant to Section 6.01(b) of the Credit Agreement.

      In rendering the opinions expressed below, we have examined the following agreements and instruments (the "Financing Documents"):

      (a)   the Credit Agreement;

      (b) the Notes executed and delivered pursuant to the Credit Agreement on the date hereof; and

      (c) the Guaranty of Omnicom Group Inc. (the "Guarantor" and, together with the Borrowers, the "Obligors"), dated as of May 10, 1996, amended and restated as of February 20, 1998 (the "Guaranty").

In addition, we have assumed that the making and performance and the consummation of the transactions contemplated by the Financing Documents by OFL do not violate, and the Financing Documents to which OFL is a party are not unenforceable under, the laws or public policy of England.

      In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

      (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set

                                                                     EXHIBIT C-2
                                                                          Page 2


            forth in the opinions below as to the Obligors) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

      (ii)  all signatories to such documents have been duly authorized; and

      (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

      Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Financing Documents constitutes the legal, valid and binding obligation of each Obligor stated to be a party thereto, enforceable against such Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally (and by the possible judicial application of English laws or governmental action affecting the rights of creditors generally to the obligations of OFL) and except as the enforceability of the Financing Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

      The foregoing opinion is subject to the following comments and qualifications:

            (A) The enforceability of Section 12.01 of the Credit Agreement (and any similar provisions in any of the other Financing Documents) may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

            (B) Paragraph 3(a) of the Guaranty, and clause (b) of paragraph 4 of the Guaranty to the extent that it relates to action contemplated by paragraph 3(a) of the Guaranty, may not be enforceable to the extent that the Guaranteed Obligations are materially altered.

            (C) The enforceability of provisions in the Financing Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank, the Swingline Bank or the Letter of Credit Issuer is located (other than the State of New York) that limit the interest, fees or other charges such Bank may impose, (ii) the second sentence of Section 12.08(a) of the Credit Agreement and the second sentence of paragraph 18 of the Guaranty, insofar as such sentences relate to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents, (iii) the waiver of inconvenient forum set forth in Section 12.08(b) of the Credit Agreement and paragraph 18 of the Guaranty with respect to proceedings in the United States District Court for the Southern District of New York, (iv) the last

                                                                     EXHIBIT C-2
                                                                          Page 3


      sentence of Section 12.09 of the Credit Agreement and the last sentence of paragraph 19 of the Guaranty or (v) paragraph 16 of the Guaranty.

      The foregoing opinions are limited to matters involving the Federal laws of the United States of America and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

      At the request of our client, this opinion letter is, pursuant to Section 6.01(b) of the Credit Agreement, provided to you by us in our capacity as special New York counsel to ABN AMRO and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                            Very truly yours,

                                                                     EXHIBIT C-3

                  FORM OF OPINION OF COUNSEL (NEW YORK) - OFL

                                                  February 20, 1998

To the Persons Listed on the
Attached Annex I

Ladies and Gentlemen:

      We have acted as special New York counsel for Omnicom Finance Inc., a corporation organized and existing under the laws of Delaware ("OFI"), Omnicom Finance Limited, a corporation organized and existing under the laws of England and Wales ("OFL" and together with OFI, individually, a "Borrower" and collectively, the "Borrowers") and Omnicom Group Inc., a corporation organized and existing under the laws of New York (the "Guarantor"), in connection with the execution and delivery of the following documents (collectively, the "Credit Documents"):

            (a) the Credit Agreement, dated as of May 10, 1996, amended and restated as of February 20, 1998, among the Borrowers, the banks parties thereto (the "Banks"), ABN AMRO Bank N.V., New York Branch, as Swingline Bank and as Letter of Credit Issuer and ABN AMRO Bank N.V., New York Branch, as the Administrative Agent (the "Credit Agreement"); and

            (b) the Notes of OFL, to be delivered pursuant to the Credit Agreement.

      This opinion is delivered to you pursuant to Section 6.01(b) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement, unless otherwise defined herein.

      In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of each of the Credit Documents. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such records, instruments and other documents, and have made such other investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

      For the purposes hereof, we have assumed, with your permission and without independent verification of any kind; (a) that the signatures of persons (other than OFI and the Guarantor) signing all documents in connection with which this opinion is rendered are genuine and authorized; (b) the legal capacity of all natural persons; (c) that all documents submitted to us as originals or duplicate originals are authentic; and (d) that all documents submitted to us as copies, whether certified or not, conform to authentic original documents. As to questions of fact relevant to this opinion, we have assumed, without independent investigation or verification of any kind, the accuracy of the representations and warranties of the Borrowers and the Guarantor in the applicable Credit Documents and have relied upon certificates and oral or written statements and other information of public officials, and officers and representatives of the Borrowers and the Guarantor.

      In rendering the opinions expressed below, we have assumed, with your permission and without any independent investigation or verification of any kind, that: (i) each party to the Credit Documents other than OFI and the Guarantor (individually, the "Other Party" and collectively, the "Other Parties") has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified in each other jurisdiction in which the conduct of its business or the ownership

                                                                     EXHIBIT C-3
                                                                          Page 2


of its property makes such qualification necessary; (ii) each of the Other Parties has full power and authority to execute, deliver and perform the Credit Documents to which it is a party; (iii) the execution, delivery and performance of the Credit Documents by each of the Other Parties has been duly authorized by all requisite corporate action on the part of each Other Party; (iv) the Credit Documents have been duly executed and delivered by each of the Other Parties; and (v) the execution, delivery and performance of the Credit Documents by each of the Other Parties does not and will not violate the charter, by-laws or other organizational documents of any of the Other Parties. We have further assumed, with your permission and without any independent investigation or verification of any kind, that each of the Credit Documents constitutes the valid and legally binding obligations of each Other Party, enforceable against such Other Party in accordance with its terms.

      Furthermore, in giving the opinions expressed in paragraphs numbered 2 and 3 below, we express no opinion as to state securities or blue sky laws.

      Based upon the foregoing, and subject to the limitations set forth herein, we are of the opinion that:

      1. Each of the Credit Documents to which OFL is a party, constitutes its legal, valid and binding obligation enforceable against OFL in accordance with the terms of such Credit Document.

      2. Neither the execution, delivery or performance by OFL of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, will contravene any provision of any law, statute, rule or regulation applicable to OFL (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) of the United States of America or the State of New York.

      3. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the date hereof), or exemption by, any governmental or public body or authority of the United States of America or the State of New York applicable to OFL, is required to authorize, or is required in connection with,
(i) the execution, delivery and performance of any Credit Document to which OFL is a party or (ii) the enforceability of any such Credit Document in accordance with its terms against OFL.

      4. The choice of New York law as the governing law of each of the Credit Documents is, under the laws of the State of New York, a valid choice of law.

      5. The consent by OFL in Section 12.08 of the Credit Agreement to the jurisdiction of courts sitting in the State of New York is a valid consent to the jurisdiction of such courts, except that we express no opinion as to the enforceability of any consent to jurisdiction in so far as such consent relates to the subject matter jurisdiction of the United States Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents.

      Our opinions are subject to the qualifications that:

      A. The enforceability of the Credit Documents is subject to and may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally (and by possible judicial application of English or other foreign laws or governmental action affecting the rights of creditors generally to the obligations of OFL), and the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other

                                                                     EXHIBIT C-3
                                                                          Page 3


equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing. Accordingly, no opinion is given herein as to (i) the availability of the right to accelerate any obligation and certain remedies provided for in the Credit Documents in the event of a nonmaterial default, or
(ii) the enforceability of any provision of the Credit Documents relating to cumulation of remedies or waiving the remedy of specific performance, or the waiver of debtors' rights.

      B. We express no opinion as to the enforceability of any contractual provision in the Credit Documents as to waiver of jury trial, process or other procedural right, including, without limitation, (i) the second sentence of
Section 12.08(a) of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents, and (ii) the waiver of inconvenient forum set forth in
Section 12.08(b) of the Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York.

      C. We express no opinion as to the enforceability of any contractual provision in the Credit Documents relating to indemnification, including, without limitation, with respect to the enforceability of Section 12.01 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) to the extent that these may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party, for liability for its own action or inaction, to the extent the action or inaction involved gross negligence, recklessness, willful misconduct or unlawful conduct.

      D. Furthermore, no opinion is given herein as to:

            (i) the enforceability of the powers of attorney granted under
      Section 2.03(b) of the Credit Agreement, which authorizes and empowers the Swingline Bank to deliver a Notice of Borrowing to the Administrative Agent, on behalf of the Borrowers, to the extent that such power of attorney purports to give the Swingline Bank rights and powers that are not available to it as a creditor; or

            (ii) the enforceability of any right or obligation to the extent that the same has been varied by course of dealing or performance; or

            (iii) the enforceability of the provisions of Section 12.09 of the Credit Agreement or paragraph 19 of the Guaranty to the extent that a judgment not in the Contract Currency is obtained in respect of the Credit Agreement in a jurisdiction other than the jurisdiction of the Contract Currency and the Borrower or the Guarantor pays such judgment; or

            (iv) the enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing, which may be limited under certain circumstances; or

            (v) the effect of the laws of any jurisdiction in which any Bank, the Swingline Bank or the Letter of Credit Issuer is located (other than the State of New York) that limit the interest, fees or other charges such Bank may impose.

      E. Our opinions in paragraph 1 are subject to possible judicial action giving effect to governmental actions on foreign laws affecting creditor's rights.

      We are members of the Bar of the State of New York and express no opinion as to the laws of any jurisdiction other than the laws of the State of

                                                                     EXHIBIT C-3
                                                                          Page 4


New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

      This opinion is rendered solely to the persons listed on Annex I hereto by us as special New York counsel to OFL in connection with the transactions contemplated by the Credit Documents. This opinion may not be relied upon in any manner or for any purpose, or furnished to or relied upon by any other person, without our prior written consent. The information set forth herein is as of the date of this letter, and we disclaim any undertaking to advise the persons listed on Annex I of changes which thereafter may be brought to out attention.

                                         Very truly yours,

                                                                     EXHIBIT C-3
                                                                          Page 5


                                                                         ANNEX I

THE BANK OF NEW YORK                        ISTITUTO BANCARIO SAN PAOLO
One Wall Street                               DI TORINO, S.P.A.
22 South                                    245 Park Avenue
New York, New York 10286                    New York, New York 10167

WACHOVIA BANK, N.A.                         ABN AMRO BANK N.V.,
191 Peach Tree Street, N.E.                   NEW YORK BRANCH
GA 370 - 28th Floor                         500 Park Avenue
Atlanta, Georgia 30303                      New York, New York 10022

THE CHASE MANHATTAN BANK                    MARINE MIDLAND BANK
One Chase Manhattan Plaza                   140 Broadway, 4th Floor
New York, New York  10081                   New York, New York 10005

THE NORTHERN TRUST COMPANY                  CITIBANK, N.A.
50 South LaSalle Street                     399 Park Avenue
Chicago, Illinois  60675                    8th Floor
                                            New York, New York 10043

MELLON BANK, N.A.                           DRESDNER BANK AG,
Market Street, 7th Floor                      NEW YORK BRANCH
Philadelphia, Pennsylvania 19103            75 Wall Street
                                            New York, New York 10005

SOCIETE GENERALE,                           WESTPAC BANKING
  NEW YORK BRANCH                           575 Fifth Avenue
1221 Avenue of the Americas                 New York, New York  10017
New York, New York  10020

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION
335 Madison Avenue
New York, New York  10017

                                                                     EXHIBIT C-3
                                                                          Page 6


                                                                        ANNEX II

                            Designated Subsidiaries

1)   BBDO Worldwide Inc.
22)  BBDO Detroit Inc.
3)   The DDB Needham Worldwide Communications Group Inc.
4)   DDB Needham Chicago Inc.
5)   TBWA Chiat-Day Inc.
6)   Omnicom Finance Inc.
7)   DDB Needham Worldwide Partners Inc.

                                                                     EXHIBIT C-4
                                                                          Page 1

OPINION OF COUNSEL
(United Kingdom)

TO: The Banks named as parties to the Credit Agreement referred to below and ABN AMRO Bank N.V., as Administrative Agent

20 February 1998

Ladies and Gentlemen:

Omnicom Finance Limited

We have acted as special English lawyers for Omnicom Finance Limited, a company organized and existing under the laws of England and Wales ("Omnicom Ltd."), in connection with its authorization of the execution and delivery of the following documents (collectively, the "Credit Documents"):

(a) the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc., Omnicom Ltd., the banks parties thereto (the "Banks"), ABN AMRO Bank N.V., as Swingline Bank and as Letter of Credit Issuer and ABN AMRO North American, Inc. as Administrative Agent (the "Credit Agreement"); and

(b)   the  Notes  of  Omnicom  Ltd.,  to be  delivered  pursuant  to the  Credit
      Agreement.

This opinion is delivered to you pursuant to Section 6.01(b) of the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement, unless otherwise defined herein.

1     Documents Reviewed and Assumptions Made

In connection with this opinion, we have examined the originals, or certified, conformed or reproduction copies, of the Credit Agreement (including the Exhibits thereto), and such records and other documents as we have deemed necessary as the basis for the opinions hereinafter expressed.

In our examination of the documents referred to above and for the purpose of rendering this opinion, we have assumed:

1.1 the accuracy of all certificates referred to above, the genuineness of all signatures on all documents referred to above or on the originals thereof, and the conformity to original documents of all copies;

1.2 that the parties to the Credit Agreement other than Omnicom Ltd. have the corporate power and authority to enter into and perform each of the Credit Documents to which they are parties and that each of such Credit Documents has been duly authorized, executed and delivered by each such other party in accordance with all applicable laws;

1.3 that, subject to the position under English law being as set out in our opinion, the Credit Documents are legal, valid and binding obligations of Omnicom Ltd. under the law of New York; and

1.4 that the information disclosed by our search on ______________, 1998 at the Registrar of Companies for England and Wales and enquiry on __________________, 1998 at the Central Registry of Winding Up Petitions in relation to

                                                                     EXHIBIT C-4
                                                                          Page 2


      Omnicom Ltd. (which did not disclose the existence of any petition or resolution to wind up Omnicom Ltd. or to appoint an administrator for Omnicom Ltd.) was then accurate and has not since then been altered and that such search and enquiry did not fail to disclose any matters relevant for the purposes of this opinion.

We have not sought independently to verify any of the above assumptions.

We have also relied upon a certificate (the "Certificate") of a Director and the Secretary of Omnicom Ltd. as to certain factual matters. A copy of the Certificate is attached to this letter. We have not sought independently to verify the accuracy or completeness of the Certificate.

2     Opinion

Based upon the foregoing, and subject to the qualifications and further assumptions set forth in section 3 of this letter, we are of the opinion that:

2.1 Omnicom Ltd. (i) is a validly existing private limited company in good standing (as defined in paragraph 3.5 below) under the laws of England and Wales; (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged (as such property, assets and business are described in the Certificate); and (iii) is not required to be qualified as a "foreign corporation" in order to do business in any jurisdiction within England and Wales.

2.2 Omnicom Ltd. has the corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is expressed to be a party, to borrower and procure the issuance of the Letter of Credit under the Credit Agreement and to issue Commercial Paper and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents, the borrowing and the procurement of the issuance of the Letter of Credit under the Credit Agreement and the issuance of Commercial Paper. Omnicom Ltd. has duly executed the Credit Agreement. When the Notes are signed by one of the Directors of Omnicom Ltd. whose names are set out in Appendix A to the Certificate given by Omnicom Ltd. pursuant to Section 6.01(c)(ii) of the Credit Agreement such Notes will have been validly executed by Omnicom Ltd.

2.3 Neither the execution, delivery or performance by Omnicom Ltd. of the Credit Documents to which it is expressed to be a party, the compliance by it with the terms and provisions thereof, the borrowing and procurement of the issuance of the Letter of Credit by Omnicom Ltd. under the Credit Agreement, nor the issuance by Omnicom Ltd. of Commercial Paper (i) will contravene any provision of any law, statute, rule or regulation of England and Wales; or (ii) will violate any provision of the Memorandum or Articles of Association of Omnicom Ltd.

2.4 No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority of or in England and Wales, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Omnicom Ltd. of any Credit Document to which Omnicom Ltd. is expressed to be a party, (ii) the borrowing and procurement of the issuance of the Letter of Credit by Omnicom Ltd. under the Credit Agreement, nor the issuance by Omnicom Ltd. of Commercial Paper or (iii) the enforceability of any such Credit Document against Omnicom Ltd.

                                                                     EXHIBIT C-4
                                                                          Page 3


2.5 If such matters were raised before them, the English Courts, in a properly presented case, would give effect to the choice of New York law as the governing law of each of the Credit Documents and to the consent by Omnicom Ltd. in Section 12.08 of the Credit Agreement to the jurisdiction of courts sitting in the State of New York.

3     Qualifications

This opinion is also subject to the qualifications set out below.

3.1 We express no opinion as to any law other than the law of England and Wales in force as at the date hereof and we express no opinion as to matters of fact.

3.2 The obligations of Omnicom Ltd. under the Credit Documents will be subject to any laws from time to time in effect relating to insolvency, administration, bankruptcy, liquidation or any other laws or legal procedures affecting generally the enforcement of creditor's rights, as well as the principles of equity.

3.3 The search at the Registrar of Companies referred to in paragraph 1.4 is not capable of conclusively revealing whether or not certain events have occurred, including the commencement of winding up or the making of an administration order or the appointment of a receiver, administrative receiver, administrator or liquidator, as notice of these matters may not be immediately filed with the Registrar or Companies and, when filed, may not be immediately available for public inspection.

3.4 The enquiry at the Central Registry of Winding Up Petitions referred to in paragraph 1.4 relates only to a compulsory winding-up and is not capable of conclusively revealing whether or not a petition in respect of a compulsory winding-up has been presented since details of a petition may not have been immediately entered on the records of the Central Registry or, in the case of a petition presented to a County Court, may not have been notified to the Central Registry or entered on such records at all.

3.5 There is not concept of "good standing" as such under English company law. Accordingly, the references to "good standing" in paragraph 2.1 above should be taken to mean only that our search referred to above of records of the Registrar of Companies for England and Wales and enquiry of the Central Office of Winding Up Petitions did not reveal any appointment of, or resolution or petition to appoint, a liquidator, administrator or administrative receiver or Omnicom Ltd., or that Omnicom Ltd., is delinquent in filing its statutory annual directors' report and accounts, or any notification by the Registrar of Companies of intention to strike Omnicom Ltd.'s name off the Registrar of Companies.

3.6 The choice of a particular law to govern an agreement or document would not be recognized or upheld by the English Courts if the choice of law was not bona fide and legal or if there were reasons for avoiding the choice of law on the grounds of public policy. The choice of a particular law would not be upheld, for example, if it was made with the intention of evading the law of the jurisdiction with which the contract had its most substantial connection and which, in the absence of the chosen law, would have invalidated the contract or been inconsistent with it. We have not made any investigation into the bona fides of the parties to the Credit Documents; however we are not aware of any reason for an English Court to find that the choice of New York law to govern the Credit Documents is not bona fide or not legal, nor are we aware of any English public policy that would be violated by the enforcement of the Credit Documents in accordance with their respective terms.

                                                                     EXHIBIT C-4
                                                                          Page 4


3.7 Our opinions in paragraphs 2.3(i) and 2.4 above are based on and subject to the further assumptions that:

3.7.1 all offers and sales of Commercial Paper have been and will be made to persons outside the United Kingdom and that no investment advertisement (as defined in Section 57(2) of the Financial Services Act 1986) relating to such securities has been or will be issued in the United Kingdom, or (as the case may be) that any such offers and sales have been and will be made in circumstances which do not amount to an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 and the Financial Services Act 1986 and that any such investment advertisement has been and will be issued only to persons of the kind described in Article 11(3) of the Financial Services At 1986 (Investment Advertisements) (Exemptions) Order 1995 or to whom such advertisement may otherwise lawfully be issued or passed on in the United Kingdom;

3.7.2 the proceeds of the sale of Commercial Paper by or on behalf of Omnicom Ltd. will be received by the Depositary and by Omnicom Ltd. outside the United Kingdom in accordance with the terms of the Credit Documents.

3.7.3 all Loans made to Omnicom Ltd. pursuant to the Credit Agreement will be made by persons who are authorized institutions within the meaning of the Banking Act 1987 or who are of a type listed in Schedule 2 to the Banking Act 1987 or who carry on a business consisting wholly or mainly of lending money; and

3.8 insofar as Clause 2.03(b) of the Credit Agreement purports to effect a grant of a power of attorney by Omnicom Ltd., we do not opine that the manner in which the Credit Agreement is executed is sufficient for this purpose as a matter of English law. The Power of Attorney of Omnicom Ltd. a copy of which is annexed to the Certificate has, however, been duly authorized and validly executed by Omnicom Ltd. and is in our opinion sufficient to confirm the power granted by Clause 2.03(b).

The opinions expressed herein may not be relied upon in any manner or used for any purpose by any person other than in relation to the Credit Documents by the persons to whom they are addressed. This opinion shall be governed by and construed in accordance with English Law.

Yours faithfully,

                                                                     EXHIBIT D-1

                            OMNICOM FINANCE LIMITED

                                  Certificate

      We, the undersigned, being a duly appointed Director and the duly appointed Secretary of Omnicom Finance Limited ("the Company") HEREBY CERTIFY as follows:

1. This Certificate is given to Macfarlanes for their use and reliance in connection with the legal opinions to be delivered by them pursuant to clause 6.01(b) of the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc. and the Company as Borrowers, the Banks expressed to be parties thereto, the Swingline Bank party thereto and ABN AMRO Bank N.V., New York Branch, as Administrative Agent.

2. We refer to the Director's  Certificate  delivered by the Company pursuant to
Section 6.01(c)(ii) of the Credit Agreement, a copy of which is attached to this Certificate. We hereby confirm that the matters certified by paragraphs 2, 3, 4, 5 and 8 of that Certificate are true and correct.

3. The Company's business as currently conducted consists of lending and advancing money to members of the group of companies comprised by Omnicom Group Inc., its subsidiaries and affiliated entities; borrowing money from banks and other institutions which carry on business mainly as lenders of money and/or from Omnicom Group Inc. and its other subsidiaries, in order to finance such lending; group treasury transactions, including management of group currency and interest rate exposures; and activities related or incidental to the activities described above. The Company's assets consist wholly or mainly of cash and debts owed to the Company and its profits consist wholly or mainly of interest income less interest and administrative expenses.

4. There are no pending actions, suits or proceedings by or against the Company nor, to the best of our knowledge and belief, are any such actions, suits or proceedings threatened.

5. There is attached to this Certificate a copy of a Power of Attorney which has been sealed with the Common Seal of the Company, signed by a Director and the Secretary of the Company and delivered to you for delivery to the Attorney named therein.

Dated:   ____________________, 1998

________________________________
Director

________________________________
Secretary

                                                                     EXHIBIT D-1
                                                                          Page 2


                              OMNICOM FINANCE INC.

                             Officers' Certificate

      I, the undersigned, __________________________ of Omnicom Finance Inc., a corporation organized and existing under the laws of Delaware ("OFI"), DO HEREBY CERTIFY that:

      1. This Certificate is furnished pursuant to Section 6.01(c)(i) of the Credit Agreement, dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc., Omnicom Finance Limited, the Banks party thereto, and ABN AMRO Bank N.V., New York Branch, as the maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

      2. The persons named below have been duly elected, have duly qualified as and at all times since ___________________* (to and including and date hereof) have been officers of OFI, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

          Name**                    Office                    Signature
          ------                    ------                    ---------

        ________                  __________                  _________

        ________                  __________                  _________

        ________                  __________                  _________

        ________                  __________                  _________

      3. Attached hereto as Exhibit A is a copy of the Certificate of Incorporation of OFI as filed in the Office of the Secretary of State of the State of Delaware on _______________, 19 _ , together with all amendments thereto adopted through the date hereof.

      4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of OFI as in effect on _____________***, together with all amendments thereto adopted through the date hereof.

      5. Attached hereto as Exhibit C is a true and correct copy of resolutions duly adopted by the Board of Directors of OFI at a meeting on _____________, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Exhibit C, no resolutions

----------
* Insert a date prior to the time of any corporate action relating to the Credit Agreement.

** Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this certificate.

***   Insert same date as in paragraph 2 of this certificate.

                                                                     EXHIBIT D-1
                                                                          Page 3


have been adopted by the Board of Directors of OFI which deal with the execution, delivery or performance of any of the Credit Documents.

      6. On the date hereof, the representations and warranties of OFI contained in Section 7 of the Credit Agreement are true and correct, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof.

      7. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Credit Event to occur on the date hereof or from the application of the proceeds thereof.

      8. I know of no proceeding for the dissolution or liquidation of OFI or threatening its existence.

      IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _______________, 19__.

                                       OMNICOM FINANCE INC.

                                       ______________________________
                                       Name:
                                       Title:

                                                                     EXHIBIT D-1
                                                                          Page 4


I, the undersigned, [Secretary/Assistant Secretary] of OMNICOM FINANCE INC. ("OFI") DO HEREBY CERTIFY that:

      1. [Insert name of Person making the above certifications] is the duly elected and qualified __________________ of OFI and the signature above is his/her genuine signature.

      2. The certifications made by [Name] in items 2, 3, 4 and 5 above are true and correct.

      3. I know of no proceeding for the dissolution or liquidation of OFI or threatening its existence.

      IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____________, 19__.

                                            OMNICOM FINANCE INC.

                                            __________________________
                                            Name:
                                            Title:

                                                                     EXHIBIT D-2

                            OMNICOM FINANCE LIMITED

                             Officers' Certificate

      I, the undersigned, __________________________ of Omnicom Finance Limited, a corporation organized and existing under the laws of England ("OFL"), DO HEREBY CERTIFY that:

      1. This Certificate is furnished pursuant to Section 6.01(c)(ii) of the Credit Agreement, dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc., Omnicom Finance Limited, the Banks party thereto, and ABN AMRO Bank N.V., New York Branch, as the maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

      2. The persons named below have been duly elected, have duly qualified as and at all times since ___________________* (to and including and date hereof) have been officers of OFL, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

          Name**                    Office                    Signature
          ------                    ------                    ---------

        ________                  __________                  _________

        ________                  __________                  _________

        ________                  __________                  _________

        ________                  __________                  _________

      3. Attached hereto as Exhibit A is a copy of the Memorandum and Articles of Association of OFL as in effect on _____________***, together with all amendments thereto adopted through the date hereof.

      4. Attached hereto as Exhibit B is a true and correct copy of resolutions duly adopted by the Board of Directors of OFI at a meeting on _____________, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Exhibit B, no resolutions have been adopted by the Board of Directors of OFL which deal with the execution, delivery or performance of any of the Credit Documents.

      5. On the date hereof, the representations and warranties of OFL contained in Section 7 of the Credit Agreement are true and correct, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof.

----------
* Insert a date prior to the time of any corporate action relating to the Credit Agreement.

** Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this certificate.

***   Insert same date as in paragraph 2 of this certificate.

                                                                     EXHIBIT D-2
                                                                          Page 2


      6. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Credit Event to occur on the date hereof or from the application of the proceeds thereof.

      7. I know of no proceeding for the dissolution or liquidation of OFL or threatening its existence.

      IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _______________, 19__.

                                            OMNICOM FINANCE LIMITED

                                            ___________________________
                                            Name:
                                            Title:

                                                                     EXHIBIT D-2
                                                                          Page 3


I, the undersigned, [Secretary/Assistant Secretary] of OMNICOM FINANCE LIMITED ("OFL"), DO HEREBY CERTIFY that:

      1. [Insert name of Person making the above certifications] is the duly elected and qualified __________________ of OFL and the signature above is his/her genuine signature.

      2. The certifications made by [Name] in items 2, 3, 4 and 5 above are true and correct.

      3. I know of no proceeding for the dissolution or liquidation of OFL or threatening its existence.

      IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____________, 19__.

                                            OMNICOM FINANCE LIMITED

                                            ____________________________
                                            Name:
                                            Title:

                                                                     EXHIBIT D-3

                               OMNICOM GROUP INC.

                             Officers' Certificate

      I, the undersigned, __________________________ of Omnicom Group Inc., a corporation organized and existing under the laws of New York (the "Guarantor"), DO HEREBY CERTIFY that:

      1. This Certificate is furnished pursuant to Section 6.01(c)(iii) of the Credit Agreement, dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc. and Omnicom Finance Limited (the "Borrowers"), the Banks party thereto and ABN AMRO Bank N.V., New York Branch, as the maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

      2. The persons named below have been duly elected, have duly qualified as and at all time since ___________________* (to and including and date hereof) have been officers of the Guarantor, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures.

          Name**                    Office                    Signature
          ------                    ------                    ---------

        ________                  __________                  _________

        ________                  __________                  _________

        ________                  __________                  _________

        ________                  __________                  _________

      3. Attached hereto as Exhibit A is a copy of the Certificate of Incorporation of the Guarantor as filed in the Office of the Secretary of State of the State of New York on ____________________, 19__, together with all amendments thereto adopted through the date hereof.

      4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Guarantor as in effect on ___________***, together with all amendments thereto adopted through the date hereof.

      5. Attached hereto as Exhibit C is a true and correct copy of resolutions duly adopted by the Board of Directors of the Guarantor at a meeting on ________________, at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Guarantor which deal with the execution, delivery or performance of any of the Credit Documents.

----------
* Insert a date prior to the time of any corporate action relating to the Credit Agreement.

** Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this certificate.

***   Insert same date as in paragraph 2 of this certificate.

                                                                     EXHIBIT D-3
                                                                          Page 2


      6. On the date hereof,  the  representations  and warranties  contained in
Section 6 of the Guaranty are true and correct, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof.

      7. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Credit Event to occur on the date hereof or from the application of the proceeds thereof.

      8. I know of no proceeding for the dissolution or liquidation of the Guarantor or threatening its existence.

      IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of _______________, 19__.

                                            OMNICOM GROUP INC.

                                            By______________________
                                            Name:
                                            Title:

                                                                     EXHIBIT D-3
                                                                          Page 3


I, the undersigned, [Secretary/Assistant Secretary] of OMNICOM GROUP INC. ("the Guarantor"), DO HEREBY CERTIFY that:

      1. [Insert name of Person making the above certifications] is the duly elected and qualified ____________ of the Guarantor and the signature above is his/her genuine signature.

      2. The certifications made by [Name] in items 2, 3. 4 and 5 above are true and correct.

      3. I know of no proceeding for the dissolution or liquidation of the Guarantor or threatening its existence.

      IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of _____________, 19__.

                                            OMNICOM GROUP INC.

                                            By_____________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT E

                               ABN AMRO Bank N.V.
                                 New York Branch
                                 500 Park Avenue
                            New York, New York 10022

                             PARTICIPATION AGREEMENT
                            dated as of May 10, 1996
                  amended and restated as of February 20, 1998

To Each of the Banks listed
on Annex A hereto (each a
"Participant" and collectively,
the "Participants"):

      We and you, in our individual capacities, are each party to a Credit Agreement (as modified, supplemented or amended from time to time, the "Credit Agreement") dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc. and Omnicom Finance Limited (the "Borrowers"), each of the banks named therein (the "Banks") and ABN AMRO Bank N.V., New York Branch, as the maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent, pursuant to which we, in our capacity as Letter of Credit Issuer, have issued the Letter of Credit (and, pursuant to Section 3.01(j) of which, we agree, at any time after the Letter of Credit has been canceled pursuant to Section 3.01(g) of the Credit Agreement, to issue a new Letter of Credit), by order and for account of the Borrowers in support of the obligations of the Borrowers as more fully set forth in the Credit Agreement in a Stated Amount (all capitalized terms defined in the Credit Agreement and not defined herein are used herein as so defined) equal to the Total Letter of Credit Commitment.

      This Participation Agreement will confirm the arrangement between us whereby we agree to grant, and you agree to acquire, a participation in the Letter of Credit issued by us pursuant to the Credit Agreement and in the Drawings made thereunder ("your participation"), with each of you participating in Drawings and Unpaid Drawings in the percentage set forth opposite your name on Annex A hereto under the heading "Participation Percentage" on the following terms and conditions:

      (1) Promptly upon the occurrence of any Unpaid Drawing (including the failure by the relevant Borrower to reimburse us in full for any Drawing) under the Letter of Credit, we shall advise you thereof and you shall promptly pay to us the amount of your participation in such Unpaid Drawing by transferring the same to us, in Dollars and immediately available funds, at the Administrative Agent's Account. To the extent you are unable to effect such transfer on the date of such advice, you agree to pay interest to us on such amount until such transfer is effected at the overnight Federal Funds rate for the next succeeding Business Day and thereafter at the Base Rate plus 2% Per annum.

      (2) Provided you shall have made all payments to us required by this Participation Agreement, we shall transfer to you at your address and to the attention specified in Schedule II to the Credit Agreement your proportionate share of all payments received by us in respect of Unpaid Drawings, whether received from the relevant Borrower, from the Guarantor pursuant to the Guaranty or otherwise, all as and, to the extent possible, when we receive them and in the same funds in which such amounts are received.

      (3) If (i) we shall pay any amount to you pursuant to this Participation Agreement in the belief or expectation that a related payment has been or will be received or collected from the relevant Borrower and (ii) such related payment is not received or collected by us, then you will promptly on demand by us return such amount to us, together with interest thereon, at such

                                                                       EXHIBIT E
                                                                          Page 2


rate as we shall determine to be customary between banks for correction of errors. If we determine at any time that any amount received or collected by us in respect of or pursuant to the Credit Agreement or the Guaranty, must be returned to the relevant Borrower or the Guarantor or paid to any other person or entity pursuant to any insolvency law or otherwise, then, notwithstanding any other provision of this Participation Agreement, we shall not be required to distribute any portion thereof to you, and you will promptly on demand by us repay to us any portion thereof that we shall have theretofore distributed to you, together with interest thereon at such rate, if any, as we shall pay to the relevant Borrower, the Guarantor or other such Person or entity with respect thereto.

      (4) You hereby acknowledge that certain rights have been granted to you as a Participant pursuant to the terms of the Credit Agreement, and you hereby agree to perform and be bound by the terms of the Credit Agreement to the extent applicable to you by reason of your participation acquired hereunder.

      (5) It is understood that we will exercise and give the same degree of care and attention to the administration of the Letter of Credit as we give to our other letters of credit and similar obligations, and that our sole liability to you shall be to distribute promptly, as and when received by us, as stated in Paragraph 2 hereof, your proportionate share of any payment of Unpaid Drawings which we may receive, and beyond this, except as expressly provided herein, no other responsibility is assumed. It is further understood that: (i) we may use our sole discretion with respect to exercising or refraining from exercising any right to taking or refraining from taking any actions which may be vested in us or which we may be entitled to take or assert under the Credit Documents; and
(ii) we shall not, absent gross negligence or willful misconduct, be under any liability to you with respect to anything which we may do or refrain from doing in the exercise of our best judgment or which may seem to us to be necessary or desirable. Without in any way limiting the foregoing, we may rely upon the advice of counsel concerning legal matters and upon any written communication or any telephone conversation which we believe to be genuine and correct or to have been signed, sent or made by the proper person and shall not be required to make any inquiry concerning the performance by the Borrowers or any other obligor of any of its obligations and liabilities under or in respect of the Credit Documents. We shall have no obligations to make any claim, or assert any lien upon any property held by us or assert any offset thereagainst. We may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of banking or trust business with the Borrowers or any other Person obligated under the Credit Documents or in respect of any document referred to therein and receive payment in such loans or extensions of credit and otherwise act with respect thereto freely and without accountability in the same manner as if this Participation Agreement and the transactions contemplated thereby were not in effect.

      (6) You acknowledge that in addition to your participation in the Letter of Credit issued by us and in Drawings and Unpaid Drawings thereunder, the other Participants are participating therein in various percentages, which percentages when added to the percentage which we are retaining for ourselves aggregate 100%. You agree that you shall have no right of action or claim whatsoever against us as a result of our exercising or refraining from exercising any right or taking or refraining from taking any actions which may be vested in us or which we may be entitled to take or assert under the Credit Documents with respect to the Letter of Credit, other than rights of action or claims resulting solely from our gross negligence or willful misconduct.

      (7) We make no representation and shall have no responsibility with respect to: (i) the genuineness, legality, validity, binding effect or enforceability of any of the Credit Documents; (ii) the truthfulness and accuracy of any of the representations contained in the Credit Documents; (iii) the filing, recording or taking (other than as expressly required by the Credit Documents) of any action with respect to any of the Credit Documents; (iv) the collectibility of any Unpaid Drawing; and/or (v) the financial condition of the Borrowers, the Guarantor or of any other Person.

                                                                       EXHIBIT E
                                                                          Page 3


      (8) Subject to the following sentence, you may grant or sell participations in your participation hereunder. To the extent you so grant a participation to another Person, (x) such Person shall not be a "Participant" within the meaning of the Credit Agreement; (y) unless expressly agreed to in writing by us, you shall not be relieved of your obligations hereunder by reason of such disposition or grant and we shall incur no liability or responsibility to such subparticipant; and (z) after any such grant of participation by any of you, the exercise of your rights and remedies hereunder, under the Credit Agreement, the Guaranty and your Note shall not be subject to the consent of the respective purchaser of a participation, other than any such exercise which would (a) increase the amount of your Commitment, (b) reduce the principal of, or interest on, your Note, or any fees or other amounts payable hereunder or under the Credit Agreement or the Guaranty, or (c) postpone any date fixed for any payment of principal of, or interest on, your Note, or any fees or other amounts payable hereunder or under the Credit Agreement or the Guaranty. Promptly following any such participation granted or sold by you, you shall notify the Borrowers thereof. You represent, and in granting this participation to you it is specifically understood and agreed, that you are acquiring your participation in the Letter of Credit and in Drawings made thereunder for your own account in the ordinary course of your business and not with a view to or for sale in connection with, any distribution thereof.

      (9) To the extent that we are not reimbursed by the relevant Borrower under the Credit Agreement you will reimburse us on demand, in proportion to your various percentages used in determining the Required Banks under and as defined in the Credit Agreement for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against us, in any way relating to or arising out of the Letter of Credit or any action taken or omitted by either of us under any of the Credit Documents with respect thereto; provided, however, that you shall not be liable to us for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from our gross negligence or willful misconduct. Your obligations under this Paragraph 9 shall survive the termination of the Credit Documents and this Participation Agreement and the payment of all Unpaid Drawings.

      (10) We shall have no duties or responsibilities to you except as expressly set forth herein. We shall not have by reason hereof a fiduciary relationship with respect to you, and nothing herein, express or implied, is intended to or shall be so construed as to impose upon us any obligations in respect of the Credit Documents, except as expressly set forth therein or herein, or in respect of the Letter of Credit. You agree to be bound by all our determinations (including, without limitations, those made in respect of conflicting instructions received in respect of the Credit Documents) made in connection therewith so long as such determinations are made in the absence of gross negligence or willful misconduct. Independently and without reliance upon us, you, to the extent you deem it appropriate, have made and shall continue to make your own independent investigation and appraisal of the financial condition and affairs of the Borrowers and the Guarantor in connection with their respective obligations under the Credit Documents; and except as expressly provided herein, we shall not have any duty or responsibility, either initially or on a continuing basis, to provide you with any credit or other information with respect to the Credit Documents, whether coming into our possession prior to the date hereof or at any time or times thereafter.

      (11) Except as otherwise expressly provided herein, all notices, requests, demands and other communications hereunder shall be given in the manner provided in the Credit Agreement.

      (12) This Participation Agreement may not be changed orally, but only by a writing signed by the party against whom enforcement of such change is sought.

                                                                       EXHIBIT E
                                                                          Page 4


      (13)  This   Participation   Agreement  and  our  respective   rights  and
obligations shall be construed in accordance with and governed by the laws of the State of New York.

      (14) You agree that if you should receive any amount (whether by setoff or otherwise) in respect of your participation other than pursuant to Section 2.10 of the Credit Agreement or from us pursuant to Paragraph 2 hereof, you will remit all of same to us to the extent required by Section 12.06 of the Credit Agreement, and we will further distribute to you and all other Participants the amounts required pursuant to Paragraph 2 hereof, and your participation shall be adjusted to reflect such remittance. We acknowledge that your agreement to share amounts pursuant to this Paragraph 14 is given on the understanding that there is a mutual obligation on our part to share such amounts.

      (15) This Participation Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with us and each of you.

      If the foregoing correctly sets forth the arrangement between us, please indicate your confirmation thereof and your acceptance of the participation hereby offered by signing and returning to us the enclosed copy of this Participation Agreement.

                                            Very truly yours,

                                            ABN AMRO BANK N.V., NEW YORK BRANCH

                                            By__________________________________
                                              Title:

                                            By__________________________________
                                              Title:

Confirmed and accepted as of
the date first above written.

ABN AMRO BANK N.V., NEW YORK BRANCH

By_____________________________
  Title:

By_____________________________
  Title:

THE CHASE MANHATTAN BANK

By___________________________
  Title:

BANK OF AMERICA NT&SA

By_____________________________
  Title:

MARINE MIDLAND BANK

By_____________________________
  Title:

                                                                       EXHIBIT E
                                                                          Page 5

WACHOVIA BANK, N.A.

By_____________________________
  Title:

DRESDNER BANK AG, NEW YORK AND
  GRAND CAYMAN BRANCHES

By_____________________________
  Title:

By_____________________________
  Title:

THE NORTHERN TRUST COMPANY

By_____________________________
  Title:

MELLON BANK, N.A.

By_____________________________
  Title:

THE BANK OF NEW YORK

By_____________________________
  Title:

CITIBANK, N.A.

By_____________________________
  Title:

ISTITUTO BANCARIO SAN PAOLO
  DI TORINO, S.P.A.

By_____________________________
  Title:

SOCIETE GENERALE, NEW YORK BRANCH

By_____________________________
  Title:

WESTPAC BANKING CORPORATION

By_____________________________
  Title:

                                                                        ANNEX A
                                                                           to
                                                                       Exhibit E

                           PARTICIPATION PERCENTAGES

                                                                PARTICIPATION
NAME OF BANK                                                      PERCENTAGE
------------                                                      ----------

ABN AMRO BANK N.V.,                                                  12%
  NEW YORK BRANCH

THE CHASE MANHATTAN                                                  12%
  BANK

BANK OF AMERICA NT&SA                                                12%

MARINE MIDLAND BANK                                                  12%

WACHOVIA BANK, N.A.                                                  12%

DRESDNER BANK AG,
  NEW YORK AND GRAND CAYMAN
  ISLAND BRANCHES                                                     7%

THE NORTHERN TRUST COMPANY                                            7%

MELLON BANK, N.A.                                                     6%

BANK OF NEW YORK                                                      4%

CITIBANK, N.A.                                                        4%

SAN PAOLO BANK,
  NEW YORK BRANCH                                                     4%

SOCIETE GENERALE,
  NEW YORK BRANCH                                                     4%

WESTPAC BANKING
  CORPORATION                                                         4%
                                                                    ---

           TOTAL:                                                   100%

                                                                     EXHIBIT F-1

                          IRREVOCABLE LETTER OF CREDIT
                               ABN AMRO BANK N.V.
                                 NEW YORK BRANCH
                                 500 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                                                ___________, 19_

Irrevocable Letter of Credit No. ____

Citibank, N.A.
120 Wall Street
13th Floor
New York, New York 10043

                  Attention: Commercial Paper Client Services

Ladies and Gentlemen:

      At the request and on the instructions of our customers, Omnicom Finance Inc. ("OFI") and Omnicom Finance Limited ("OFL" and, together with OFI, the "Companies"), we (the "Bank") hereby establish in your favor this irrevocable Letter of Credit in the amount of [insert Stated Amount] (hereinafter called the "Stated Amount"). This Letter of Credit is issued to you for the benefit of the holders of promissory notes (and only those notes) of the Companies (the "Commercial Paper Notes") issued, authenticated and delivered by you as Issuing Agent pursuant to that certain Depositary Agreement dated as of May 10, 1996 to which OFI, OFL and you are parties and to which we are a consenting party (the "Depositary Agreement"). Each Commercial Paper Note issued, authenticated and delivered by you under the Depositary Agreement shall be entitled to the benefits of this Letter of Credit, provided that such Commercial Paper Note is presented at your offices no later than the close of business of your Corporate Trust Department on the 15th day following the stated maturity date of such Commercial Paper Note (or, if such 15th day shall not be a Business Day, on the next Business Day following such date).

      Subject to the further provisions of this Letter of Credit, demands for payment may be made by you from time to time hereunder by presentation to us, at the Letter of Credit Department at our office located at 500 Park Avenue, New York, New York 10022, Attention: Standby Letter of Credit Department or at such other office in the City and State of New York as we may designate by written notice delivered to you, of your certificate on your letterhead in the form of Annex A hereto (a "Drawing Certificate").

      Demand for payment may be made by you under this Letter of Credit at any time during our business hours at our aforesaid address on a Business Day (as hereinafter defined). If demand for payment is made by you hereunder on any Business Day and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, prior to 1:00 P.M. (New York time) on the same Business Day (if such demand is received at or prior to 10:00 A.M. (New York time)) or prior to 1:00 P.M. (New York time) on the next following Business Day (if such demand is received after 10:00 A.M. (New York time)), by our depositing such funds in the special account no. 4066-8021, the "L/C Account") maintained by the Bank at your office specified above. Only funds consisting of the general funds of the Bank shall be deposited in the L/C Account.

      Demand for payment hereunder honored by us shall not exceed the Stated Amount, as the Stated Amount may have been reinstated by us as in this paragraph provided. Subject to the preceding sentence, each drawing honored by us hereunder shall pro tanto reduce the Stated Amount, it being understood that after the effectiveness of any such reduction, you shall no longer have any right to make a drawing hereunder in respect of the amount so reduced. Upon repayment

                                                                     EXHIBIT F-1
                                                                          Page 2


to us in full by either Company of amounts drawn hereunder, the Stated Amount shall automatically be reinstated by an amount equal to such drawing.

      If a Drawing Certificate presented by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that presentation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding such Drawing Certificate at your disposal. Partial drawings are permitted under this Letter of Credit.

      This Letter of Credit shall expire at our close of business at our aforesaid address on the earlier to occur of the following dates: (i) June 30, 2001, or (ii) the date on which this Letter of Credit is surrendered by you to us in accordance with Section 3.01 of the Credit Agreement referred to in the Depositary Agreement. This Letter of Credit shall be promptly surrendered to us by you upon any expiration pursuant to the preceding sentence. As used herein the term "Business Day" means a day on which the Depositary is open for business and on which we are open for the purpose of conducting our commercial banking business.

      This Letter of Credit is transferable in its entirety (but not in part) to the extent of the then available Stated Amount hereunder, to any transferee who has succeeded you as Depositary under the Depositary Agreements, and may be so successively transferred. Transfer of the available drawings under this Letter of Credit shall be effected by presentation to us of this Letter of Credit, accompanied by a certificate in the form of Annex B hereto attached, with the blanks therein completed in accordance with this Letter of Credit. Upon such presentation, we shall forthwith issue an irrevocable Letter of Credit in favor of such transferee in the form of this Letter of Credit, except that the amount available under such Letter of Credit shall be the then available Stated Amount.

      All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our aforesaid address (including by way of facsimile at (212) 759-8916 or such other number as we shall notify you of in writing) and shall make specific reference to this Letter of Credit by number. Such documents, notices and other communications shall be personally delivered to us (including by way of facsimile as set forth in the preceding sentence), and marked "Urgent -- For Immediate Delivery".

      This Letter of Credit, except as otherwise expressly stated herein, is not transferable and, except as otherwise expressly stated herein, is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State.

                                            Very truly yours,

                                            ABN AMRO BANK N.V.
                                              NEW YORK BRANCH

                                            By___________________________
                                              Title:

                                            By____________________________
                                              Title:

                                                                    ANNEX A
                                                                       to
                                                                Letter of Credit

      The undersigned, a duly authorized officer of Citibank N.A., does hereby certify that:

      1. Citibank, N.A. as fiduciary under the Depositary Agreements for the holders of the below-mentioned promissory notes (the "Commercial Paper Notes"), is making demand for payment in accordance with Letter of Credit No. _______________ dated _____________, 19__ (the "Letter of Credit") issued by ABN
AMRO Bank N.V., New York Branch (the "Bank") to pay the Commercial Paper Notes of [Omnicom Finance Inc./Omnicom Finance Limited] (the "Company"), which Commercial Paper Notes were issued, authenticated and delivered by Citibank N.A., under and in accordance with the Depositary Agreement referred to in the Letter of Credit. The amount of the Commercial Paper Notes payable at maturity is referred to herein as the "Face Amount" of such Commercial Paper Notes.

      2. The serial number, the date of issuance, the stated maturity date and the Face Amount of each Commercial Paper Note with respect to which demand for payment is being made hereunder are set forth in Schedule I attached hereto. Also set forth on Schedule I attached hereto for each such Commercial Paper Note is whether such Commercial Paper Note is a Tranche A Commercial Paper Note or a Tranche B Commercial Paper Note.

      3. Each Commercial Paper Note described in paragraph 2 above is scheduled to mature on the Business Day next following the date hereof or has matured on or prior to the date hereof, provided that, with respect to each such Commercial Paper Note that matured on or prior to the date hereof, no amount has previously been demanded by Citibank, N.A. under the Letter of Credit.

      4. The aggregate amount which is, or will on the next Business Day be, owing on account of the Face Amount of Commercial Paper Note or Commercial Paper Notes equals the total such amount specified on Schedule I attached hereto.

      5. Demand for payment of such aggregate amount is made upon the Bank as issuer of the Letter of Credit.

      6. Please deposit the proceeds of the payment hereby demanded into account number 4066-8021 at the Bank at 500 Park Avenue, New York, New York 10022. Following such deposit, Citibank, N.A. will apply the same directly to the payment of the balance owing on account of such Commercial Paper Notes upon or after their maturity, provided that Citibank, N.A. shall not pay any Commercial Paper Note with funds deposited in the L/C Account until such Commercial Paper
Note is actually presented for payment, and at such time will only pay such Commercial Paper Note with such funds if it is then entitled to the benefits of the Letter of Credit. On the first Business Day upon which a Commercial Paper Note described in paragraph 2 above is no longer entitled to the benefits of the Letter of Credit, Citibank, N.A. shall, if such Commercial Paper Note was not presented to Citibank, N.A. for payment while entitled to the benefits of the Letter of Credit, pay the amount deposited by the Bank in the L/C Account in respect of such Commercial Paper Note, to the Bank as required by Section 1 of the Depositary Agreement. Except as provided above, no funds drawn by Citibank, N.A. under the Letter of Credit to pay any Commercial Paper Note or Commercial Paper Notes shall be removed or transferred by Citibank, N.A. from the L/C Account or applied by it for any purpose other than to pay such Commercial Paper Note or Commercial Paper Notes.

      7. Following its payment of any Commercial Paper Note described in paragraph 2 above with funds in the L/C Account, Citibank, N.A. will deliver by hand to the Bank or in accordance with its instructions such Commercial Paper Note.

                                                                         ANNEX A
                                                                          Page 2


      IN WITNESS WHEREOF, the undersigned has executed this certificate on ____________, 19__.

                                            CITIBANK, N.A.

                                            By________________________________
                                              Title:

Attachment

                                                                      SCHEDULE I

Serial Number
of Commercial      Date of                         Stated
Paper Note[s]      Issuance       Face Amount      Maturity Date      Tranche
-------------      --------       -----------      -------------      -------

[List in tabular form required information for each Note]

                                                                    ANNEX B
                                                                       to
                                                                Letter of Credit

                    INSTRUCTION TO TRANSFER LETTER OF CREDIT

                                                             ______________, 19_

                   Irrevocable Letter of Credit No. _________

ABN AMRO BANK N.V.,
  New York Branch
500 Park Avenue
New York, New York  10022

                  Attention: Letter of Credit Department

Gentlemen:

      For  value  received,  the  undersigned   beneficiary  hereby  irrevocably
transfers to:

                          ___________________________________
                                    (Name of Transferee)

                          ___________________________________
                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit (the "Letter of Credit") in its entirety.

      By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be transferred to a transferee unless such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

                                                                         ANNEX B
                                                                          Page 2


      The Letter of Credit is returned herewith and in accordance therewith we ask you to issue a new irrevocable letter of credit in favor of the transferee containing the same terms and provisions as the Letter of Credit except that the amount available under the new letter of credit will be the then available Stated Amount under the Letter of Credit, subject to reduction in accordance with the terms thereof.

                                            Very truly yours,

                                            _______________, as Depositary

                                            By___________________

                                                                     EXHIBIT F-2

                    [FORM OF AMENDMENT TO LETTER OF CREDIT]

                    AMENDMENT TO IRREVOCABLE LETTER OF CREDIT
                               ABN AMRO BANK N.V.
                                 NEW YORK BRANCH
                                 500 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                                             _____________, 19__

Irrevocable Letter of Credit No. ___

Citibank, N.A.
120 Wall Street
13th Floor
New York, New York  10043

                  Attention:  Commercial Paper Client Services

Ladies and Gentlemen:

      Subject to your consent thereto as provided below, the Irrevocable Letter of Credit No. ___ dated May 10, 1996 issued by us to you, as Depositary under the Depositary Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998, among Omnicom Finance Inc., Omnicom Finance Limited, ABN AMRO Bank N.V., New York Branch, as Letter of Credit Issuer and as Administrative Agent and you, is hereby amended by (a) deleting the second sentence of paragraph 2 of Annex A to said Letter of Credit and (b) deleting the column entitled "Tranche" in Schedule I attached to said Annex A.

      If you consent to this amendment, please so signify by signing and returning to us the enclosed copy of this amendment.

                                            Very truly yours,

                                            ABN AMRO BANK N.V., New York Branch

                                            By:_________________________________
                                               Name:
                                               Title:

CONSENTED TO:

CITIBANK, N.A., as Depositary

By:___________________________

                                                                       EXHIBIT G

                    OMNICOM [FINANCE INC.] [FINANCE LIMITED]

                                PROMISSORY NOTE

                                                           _______________, 19__
$                                                                No.

On,  ________________,   for  value  received,  OMNICOM  [FINANCE  INC.][FINANCE
LIMITED]   (the   "Maker"),   promises   to  pay  to  the  order  of   "BEARER"*
_______________________.**

PAYABLE IN LEGAL TENDER OF THE UNITED STATED OF AMERICA FOR PAYMENT OF PUBLIC AND PRIVATE DEBTS AT NAME OF [ADDRESS OF PAYING Agent].

This Note is entitled to the benefits of an irrevocable Letter of Credit issued to Citibank, N.A. as fiduciary, by ABN AMRO Bank N.V., New York Branch. Only Citibank N.A. as fiduciary, may draw under the Letter of Credit. To receive such benefits, this Note must be presented at the above office of Citibank, N.A. not later than the close of business of its [Corporate Trust Department] on the 15th day following the above stated maturity date (or if such 15th day shall not be a Business Day, on the next Business Day following such date). As used herein, the term "Business Day" means a day on which the office specified in this Note as the place of payment of this Note is open for business, on which the [Corporate Trust Department] of Citibank, N.A. is open for business and on which ABN AMRO Bank N.V., New York Branch, is open for the purpose of conducting its commercial banking business. Copies of the Letter of Credit and the related credit documents are available for inspection at such office. This Note shall be governed and construed in accordance with the laws of the State of New York.

This Note is not valid unless countersigned by Citibank, N.A.

                                            OMNICOM [FINANCE INC.][FINANCE
                                              LIMITED]

                                            By____________________________
                                                  Authorized Signature

Countersigned:

Citibank, N.A.
  as Issuing Agent

By____________________________
     Authorized Signature

----------
*     If registered, cross out "Bearer" and insert name of payee.

**    Insert amount in words.

                                                                       EXHIBIT H

                              DEPOSITARY AGREEMENT

                            Dated as of May 10, 1996

                  Amended and Restated as of February 20, 1998

Citibank, N.A.
120 Wall Street
13th Floor
New York, New York  10043

Attention: Issuance Agency Department

                  Re: Omnicom Finance Inc. and Omnicom Finance Limited Commercial Paper Notes

Ladies and Gentlemen:

      This will confirm the arrangements made with you by the undersigned, Omnicom Finance Inc. ("OFI") and Omnicom Finance Limited ("OFL" and with OFI, each, a "Company" and together, the "Companies"), whereby you have agreed to act as Issuing and Payment Agent on behalf of the Companies in connection with the issuance and payment of certain commercial paper of the Companies which may be sold in the U.S. commercial paper market and which is entitled to the benefits of the Letter of Credit referred to below (the "Commercial Paper"; such Commercial Paper when issued in book-entry form being hereinafter referred to as "Commercial Paper Obligations" and when issued in the form of certified promissory notes being hereinafter referred to as the "Commercial Paper Notes"), and as Depositary for safekeeping of the Commercial Paper Notes, and as fiduciary to undertake certain fiduciary obligations as described below on behalf of holders of Commercial Paper. This amended and restated Depositary Agreement is sometimes hereinafter referred to as "this Agreement" and will replace the Depositary Agreement dated as of May 10, 1996 between the Companies and you.

      The Commercial Paper Notes to be issued, if any, will be issued on the terms and subject to the conditions set forth herein pursuant to that certain Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998 (as further amended, modified or supplemented from time to time, the "Credit Agreement") among the Companies, the banks named therein and ABN AMRO Bank N.V., New York Branch, in its capacity as issuer of the hereinafter described Letter of Credit (in such capacity, the "Letter of Credit Issuer"), as the maker of Swingline Loans referred to therein, and as Administrative Agent (in such capacity, the "Administrative Agent"), and will be entitled to the benefits of an irrevocable letter of credit issued by the Letter of Credit Issuer to you, in trust for the holders of Commercial Paper sold by the Companies, pursuant to the Credit Agreement. Any letter of credit so issued by the Letter of Credit Issuer at the time outstanding is herein sometimes called the "Letter of Credit".

      Commercial Paper Obligations may be issued and delivered, the payment of the proceeds of such issuance may be made, and presentation and payment of Commercial Paper Obligations may be made, through the Depositary Trust Company ("DTC") in accordance with the Letter of Representations dated the date hereof from the Companies and the Depositary to DTC, as amended or supplemented from time to time (together with the DTC Commercial Paper Issuing/Payment Agency Manual and the other documents referred to therein, the "DTC Documents"). In order to evidence the Commercial Paper Obligations so issued through DTC, the Depositary is hereby authorized and directed to deliver the Master Note (as defined in Section 2 hereof).

      A fully executed counterpart of the Credit Agreement has been delivered to you herewith, and reference is made to the provisions thereof for the terms upon which Commercial Paper may be issued and sold by the Companies.

                                                                       EXHIBIT H
                                                                          Page 2


Contemporaneously with the Closing Date under the Credit Agreement, a Letter of Credit was issued and delivered to you. In your capacity as Depositary, Issuing and Paying Agent and fiduciary, you shall have no liability to the Companies for the performance of any of the terms of the Credit Agreement.

      This Agreement and the DTC documents will govern your rights, powers and duties as such Depositary, Issuing and Paying Agent and fiduciary with respect to the Commercial Paper issued pursuant to this Agreement or the DTC documents. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement. When used herein, the term "Business Day" means a day on which your office located at 111 Wall Street, 5th Floor Window, New York, New York 10043 (your "Payment Office") is open for business, and on which the Letter of Credit Issuer and the Administrative Agent are each open for the purpose of conducting its commercial banking business.

      1. Establishment of Accounts. Upon (or before) the execution and delivery by the Companies of this Agreement, and for the purposes of this Agreement and the Credit Agreement, you shall establish (or shall have established) at your aforesaid office one account in respect of Commercial Paper issued by OFI (the "OFI Commercial Paper Account"), Account No. 102426 (the "OFI CP Account") and one account in respect of Commercial Paper issued by OFL (the "OFL Commercial Paper Account" and, together with the OFI Commercial Paper Account, the "Commercial Paper Accounts"), Account No. 102626 (the "OFL CP Account"). All proceeds of the sale of Commercial Paper issued by you as Issuing Agent hereunder on behalf of OFI shall be deposited by you in the above-referenced OFI CP Account and all proceeds of the sale of Commercial Paper issued by you as Issuing Agent hereunder on behalf of OFL shall be deposited in the above-referenced OFL CP Account. The Companies shall have no legal, equitable or beneficial interest in any Commercial Paper Account or in the L/C Account referred to below.

      Upon or before the execution and delivery of this Agreement and for the purposes of this Agreement, you shall establish at your aforesaid office an account, Account No. 4066-8021 (OFI/OFL-L/C Account) (the "L/C Account") from which payments to you of amounts drawn under the Letter of Credit with respect to Commercial Paper issued by OFI or OFL shall be made. The L/C Account shall be comprised of a subaccount in respect of Commercial Paper issued by OFI (the "OFI L/C Subaccount"), a subaccount in respect of Commercial Paper issued by OFL (the "OFL L/C Subaccount"); the OFI L/C Subaccount and the OFL L/C Subaccount being referred to herein as the "L/C Subaccounts"). You shall (a) deposit the proceeds of drawings under the Letter of Credit in respect of Commercial Paper issued by OFI into the OFI L/C Subaccount and (b) deposit the proceeds of drawings under the Letter of Credit in respect of Commercial Paper issued by OFL into the OFL L/C Subaccount. Only funds consisting of the general funds of the Letter of Credit Issuer and representing drawings under the Letter of Credit with respect to Commercial Paper issued by OFI or OFL shall be deposited in the L/C Account or any Subaccount thereof. It is hereby agreed that the Companies shall have no right, title or interest in the L/C Account. You are hereby instructed to deliver to the Letter of Credit Issuer, not earlier than 2:30 p.m., New York City time, on the Business Day preceding each date on which Commercial Paper is scheduled to mature but prior to 10:00 a.m., New York City time, on each day on which Commercial Paper is scheduled to mature, a duly completed drawing certificate in the form of Annex A to the Letter of Credit in respect of all Commercial Paper scheduled to mature on such day. You are hereby instructed upon the presentation to you for payment of any Commercial Paper of either Company, to the extent that such Commercial Paper is still then entitled to the benefits of the Letter of Credit by the terms of such Commercial Paper, to make such payment by debiting the corresponding L/C Subaccount in the amount of such payment. You shall debit the corresponding L/C Subaccount to make such payment, the Letter of Credit Issuer hereby agreeing to fund the appropriate L/C Subaccount on the Business Day for which you have delivered a drawing certificate pursuant to, and in accordance with, the terms of the

                                                                       EXHIBIT H
                                                                          Page 3


Letter of Credit. Upon the first Business Day upon which Commercial Paper of either Company with respect to which a Drawing was made under the Letter of Credit is no longer entitled to the benefits of the Letter of Credit, the Depositary shall, if such Commercial Paper was not presented to the Depositary for payment while entitled to the benefits of the Letter of Credit, pay the amount deposited by the Letter of Credit Issuer in the corresponding L/C Subaccount in respect of such Commercial Paper to the Letter of Credit Issuer in accordance with Section 3.03(d) of the Credit Agreement.

      2. Master Note: Notes Delivered for Safekeeping. The Depositary is hereby authorized to hold, or to deliver to DTC or to the order of DTC, a discount master note in the form of Exhibit A hereto (the "Master Note"), registered in the name of Cede & Co. or registered assigns, evidencing Commercial Paper Obligations which may be issued and outstanding from time to time during the term of this Agreement. The Depositary is also authorized to take such additional actions, including entering into commitments or agreements with DTC, and to give such instructions to DTC as the Depositary may deem desirable in connection with the issuance, recording and payment of any Commercial Paper Obligations.

      From time to time during the term of this Agreement the Companies may deliver to your Commercial Paper Issuance Department Commercial Paper Notes in substantially the form of Exhibit G to the Credit Agreement, which shall be consecutively numbered and bear such other identification as OFI or OFL, as the case may be, may deem appropriate and shall be manually signed, on behalf of the respective Company by any one of the authorized officers of such Company (and notwithstanding whether such person shall thereafter cease to hold such office), or signed in facsimile in such manner as is acceptable to you, but shall otherwise be uncompleted. Each Commercial Paper Note, or group of Commercial Paper Notes at one time, delivered to you shall be accompanied by a letter from the Company on behalf of which such Commercial Paper Note or Notes are being issued identifying the Commercial Paper Notes transmitted therewith, and you shall acknowledge receipt of such Commercial Paper Note or Notes on the copy of such letter or some other form of written receipt deemed appropriate by you at the time of delivery to you of such Commercial Paper Note or Notes. Pending the issuance of Commercial Paper Notes as provided in Section 3 hereof, all Commercial Paper Notes delivered to you shall be held by you for the account of the respective Company for safekeeping.

      Upon (or before) the execution and delivery of this Agreement, each Company is furnishing (or has furnished) to you, and from time to time thereafter may furnish to you, a certificate (hereinafter called an "Incumbency Certificate") signed by a Secretary or Assistant Secretary of the respective Company, certifying the incumbency and specimen signatures of officers of the respective Company authorized to execute Commercial Paper Notes and the Master Note on behalf of the respective Company and also identifying and certifying the incumbency and specimen signatures of other officers and of agents (such other officers and agents being hereinafter called "Company Agents") of the respective Company authorized to act, and to give instructions and notices, on behalf of the respective Company hereunder. Until you receive a subsequent Incumbency Certificate, or unless your Corporate Trust Department shall have actual knowledge of the lack of authority of any individual, you shall be entitled to rely on the last such Incumbency Certificate delivered to you for purposes of determining the authorized signers of Commercial Paper Notes and the Master Note and authorized Company Agents.

      For purposes of this Agreement, any Managing Director, Executive Director, Director or Associate Director of the Administrative Agent or the Letter of Credit Issuer (hereinafter called a "Bank Officer"), shall be authorized to act, and to give instructions and notices, on behalf of the Administrative Agent or the Letter of Credit Issuer, as the case may be, hereunder, and you shall be entitled to rely on any writing, paper or notice purporting to be signed, sent or given by any such Bank Officer unless your

                                                                       EXHIBIT H
                                                                          Page 4


Corporate Trust Department shall have actual knowledge that a particular writing, paper or notice was not signed, sent or given by such Bank Officer.

      Upon (or before) your receipt of this Agreement, and from time to time thereafter as you choose, you shall deliver to the Companies a certificate (hereinafter called a "Certificate of Designation") of an officer of your bank, certifying the incumbency and specimen signatures of persons in your Corporate Trust Department or your Commercial Paper Issuance Department who are authorized to authenticate Commercial Paper Notes and the Master Note. Until the Companies shall receive a subsequent Certificate of Designation, and unless the Companies shall have actual knowledge of the lack of authority of any individual, the Companies may rely on the last such Certificate of Designation delivered to it.

      3. Issuance of Commercial Paper. (a) All Commercial Paper issuance instructions shall be given to you as Depositary by a Company Agent by means of the electronic timesharing facility known as the "Citi Treasury Manager" (the "CTM"); provided, that such instructions may be given by telephone, by facsimile transmission, or in writing if the CTM is inoperative. The Companies acknowledge and agree that you have the right not to accept transactions through CTM as a result of communication line failure or security breach existing at CTM. In addition, the Companies further agree that the Companies shall pay any fees or expenses incurred by the Administrative Agent in connection with the Administrative Agent's use of and access to the CTM in connection with this Agreement.

      All such instructions given by telephone shall be given by a Company Agent and shall be promptly confirmed in writing or by telex or telecopy. It is understood that all telephonic instructions will be electronically voice-recorded by you, and the Companies and the Letter of Credit Issuer hereby consent to such recording. All issuance instructions given to you by telephone shall be immediately repeated back to the party giving such instructions to confirm that such instructions were correctly understood. In the event that a discrepancy exists between the telephone instructions and the written confirmation, the telephone instructions as recorded by you will be deemed to be the controlling and proper instructions. You shall incur no liability in acting hereunder upon telephone or other instructions contemplated hereby which the recipient thereof believed in good faith to have been given by a Company Agent or a Bank Officer. For purposes hereof, the "Face Amount" of any Commercial Paper, Commercial Paper Notes or Commercial Paper Obligations shall mean the amount thereof payable at the maturity thereof.

      Upon receipt of instructions in respect of Commercial Paper Notes, you shall withdraw the necessary consecutively numbered Commercial Paper Notes from safekeeping and, in accordance with the instructions so received, take the following action with respect to each such Commercial Paper Note:

            (i) complete each Commercial Paper Note as to Face Amount (which Face Amount shall be at least $100,000.00 or an integral multiple of $1,000.00 in excess of $100,000.00), payee or "Bearer", date of issue, maturity date (which shall be a Business Day not later than the earlier of (A) the 270th day next succeeding the issue date thereof or (B) the 16th day next preceding the stated expiration date of the Letter of Credit) and place of payment;

            (ii) countersign each such Commercial Paper Note in the space provided thereon;

            (iii) deliver each such Commercial Paper Note to the purchaser, or to the consignee, if any, designated by the purchaser for the account of the purchaser, against payment as provided in Section 4 hereof; and

                                                                       EXHIBIT H
                                                                          Page 5


            (iv) send a copy of each such Commercial Paper Note to the Company on behalf of which such Commercial Paper Note is being issued on or promptly following the date of issuance thereof.

      Upon receipt of instructions for the issuance of a Commercial Paper Obligation or Commercial Paper Obligations (which instructions must be given by a Company Agent to a Depositary no later than 1:00 p.m., New York City time, on a Business Day), the Depositary shall give instructions for issuance to DTC prior to 2:30 p.m., New York City time, on such Business Day in accordance with the DTC Documents. Instructions for the issuance of Commercial Paper Obligations shall state that the Commercial Paper should be issued in book-entry form and shall include the following information with respect to each Commercial Paper
Obligation: the date of issue, the maturity date (which shall be a Business Day not later than the earlier of (i) the 270th day next succeeding the issue date thereof or (ii) the 16th day next preceding the stated expiration date of the Letter of Credit), the Face Amount thereof (which shall be at least $100,000.00; or an integral multiple of $1,000.00 in excess of $100,000.00); the discount rate and the amount of discount, and the name of the Company on behalf of which the Commercial Paper is being issued. Upon receipt of confirmation from DTC that Commercial Paper Obligations have been issued, the Depositary shall annotate its records regarding the Master Note to reflect any change in the Face Amount of the Commercial Paper Obligations outstanding. The details of each Commercial Paper Obligation as reflected in the Depositary's records and the records of DTC shall be conclusive evidence of the terms of the Master Note, including the Face Amount, date of issue, discount rate and maturity date of each Commercial Paper Obligation evidenced thereby, and shall be binding and conclusive on the Companies; it being understood, however, that the failure to make such notations on the Depositary's records shall not affect the obligations of the Companies hereunder. No Commercial Paper Obligations shall be issued unless the Depositary shall have received in its sole judgment complete instructions from a Company Agent as to the matters specified in this Section 3(a). The Companies hereby irrevocably agree with the Depositary that the aggregate amount owing at any time by the Companies under the Master Note evidencing all outstanding Commercial Paper Obligations shall, in the absence of manifest error, be the amount reflected in the Depositary's records. The Depositary shall incur no liability in acting upon telephone instructions which it believes in good faith to have been given by a Company Agent.

      Notwithstanding anything to the contrary contained herein, (1) no Commercial Paper shall be issued by you if the Face Amount of all Commercial Paper (after giving effect to all payments of maturing Commercial Paper then being made, to the use of the proceeds of any Commercial Paper then being issued and to any payments made pursuant to Section 3.02(d) of the Credit Agreement and the sixth paragraph of this Section 3(a)), would exceed an amount equal to the lesser of (A) (x) the Total Commitment less (y) the sum of (i) the aggregate unpaid principal amount of all Loans and (ii) an amount equal to the aggregate principal amount of all Unpaid Drawings or (B) (x) the Stated Amount of the Letter of Credit less (y) the sum of (i) the aggregate unpaid principal of all Unutilized L/C Loans and (ii) the aggregate unpaid principal amount of all Unpaid Drawings. The Administrative Agent shall prior to the initial issuance of Commercial Paper hereunder inform you in writing of the amount of the Total Commitment, the outstanding principal amount of Loans, the Unpaid Drawings and the aggregate unpaid principal amount of all Unutilized L/C Loans. The Administrative Agent shall also promptly inform you in writing of any change in the Total Commitment, the outstanding principal amount of Loans, the Unpaid Drawings and the aggregate unpaid principal amount of Unutilized L/C Loans. You shall be entitled to, and you shall, rely on the most recent such information received by you from the Administrative Agent.

      Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, but without limiting any of the obligations of the Companies pursuant to any other Section of this Agreement or any other Credit Document, on any day on which both (i) Commercial Paper

                                                                       EXHIBIT H
                                                                          Page 6


issued by a Company matures (such Commercial Paper, "Maturing Commercial Paper") and (ii) new Commercial Paper will be issued by such Company (such Commercial Paper, "New Commercial Paper"), such Company will pay to the Letter of Credit Issuer an amount equal to (x) the Face Amount of such Maturing Commercial Paper plus (y) the aggregate principal amount of all Unpaid Drawings in respect of Commercial Paper that matured before such day less (z) the proceeds from the sale of such New Commercial Paper (net of the discount applicable thereto and all fees to be paid from such proceeds to the dealer or dealers in respect thereof) expected to be deposited on such date in the relevant Commercial Paper Account in accordance with Section 3.03(c) of the Credit Agreement and Section 1 of this Agreement, such payment to be made prior to the issuance of such New Commercial Paper and to be specifically designated for the purpose of reimbursing, in part, the Letter of Credit Issuer for the Unpaid Drawing that will result on such date as a result of the Drawing the proceeds of which will be deposited into the relevant L/C Subaccount for the purpose of paying such Maturing Commercial Paper.

      Pursuant to the terms of the Credit Agreement and subject to the terms of
Section 6 hereof, the Companies may deliver to you a notice requesting termination of the Letter of Credit on a date to be specified in such notice (the "Letter of Credit Termination Date"). The Letter of Credit Termination Date may occur only on a date on which there is no Commercial Paper outstanding. No Commercial Paper shall be issued by you on or after the receipt of notice of the Letter of Credit Termination Date. Promptly after the Letter of Credit Termination Date, you shall return the Letter of Credit to the Letter of Credit Issuer and the Master Note and any unissued Commercial Paper Notes to the Companies.

      Instructions given via the CTM System shall be entered as prescribed in the user documentation provided by you and all instructions, whether via the CTM System, by telephone or in writing, must be entered into the CTM System or received by you, as the case may be, not later than 1:00 P.M. New York City time for same-day delivery.

      A copy of all instructions with respect to the issuance of Commercial Paper given to you by a Company Agent pursuant to this Section 3 shall be given by you to the Letter of Credit Issuer and the Administrative Agent promptly after such instructions are given to you and, subject to the directions set forth in the fifth preceding paragraph, you shall be completely protected in relying on such instructions unless you receive in a timely manner contrary instructions in accordance with paragraph (b) of this Section 3.

      (b) No Commercial Paper shall be issued by you unless you shall have received, in your judgment, complete instructions from a Company Agent as to the matters specified above in paragraph (a) of this Section 3. Any instructions given to you by any Company Agent to issue and deliver Commercial Paper hereunder on behalf of a Company shall constitute a representation and warranty on the part of such Company that the issuance of such Commercial Paper will not violate or contravene any applicable law, rule, regulation, order or contractual agreement binding upon such Company (including, without limitation, any securities law or law pertaining to investment companies or any order of any court, governmental agency or regulatory authority) and will be in conformity with the terms of the Credit Agreement.

      Notwithstanding any instructions received by you from a Company Agent, you shall not issue Commercial Paper pursuant to such instructions if a Vice President, Assistant Vice President or Senior Trust Officer of your Corporate Trust Department shall receive, prior to the time of issuance of the relevant Commercial Paper Obligations or delivery of the relevant Commercial Paper Notes to the purchaser thereof, instructions from the Administrative Agent or the Letter of Credit Issuer not to issue Commercial Paper because the issuance of Commercial Paper is prohibited by the Credit Agreement or the conditions precedent set forth in any of the applicable provisions of Section

                                                                       EXHIBIT H
                                                                          Page 7


6 of the Credit Agreement are not then satisfied, which instructions may be specific with respect to a particular issue of Commercial Paper or may be general and applicable to all Commercial Paper issued after receipt of such instructions until revoked or superseded by further instructions from the Administrative Agent.

      Any telephonic instructions given to you by a Bank Officer shall be confirmed promptly in writing, and you shall incur no liability for acting in accordance with any such telephonic instructions reasonably believed by you in good faith to have been given by an authorized individual.

      Any Commercial Paper issued in accordance with the terms of this Depositary Agreement and the Credit Agreement prior to the earliest of (x) the Expiry Date; (y) the time of receipt by the Depositary of the request from the Letter of Credit Issuer to surrender the Letter of Credit pursuant to Section 3.01(f) of the Credit Agreement; or (z) the time of receipt by the Depositary of the notice from the Companies of the Letter of Credit Termination Date, shall be supported by the Letter of Credit.

      (c) It is understood that DTC may request the delivery of Commercial Paper Notes in exchange for Commercial Paper Obligations represented by the Master Note, including without limitation upon the termination by DTC of its services pursuant to the DTC Documents. Accordingly, the Depositary is authorized to complete and deliver a Commercial Paper Note in partial or complete substitution for a Commercial Paper Obligation of the same Face Amount, maturity, issuer or, upon the request of DTC, for all Commercial Paper Obligations represented by the Master Note, as the case may be. Upon the completion or delivery of any such Commercial Paper Note, the Depositary shall annotate its records regarding the Master Note to reflect a corresponding reduction in the Face Amount of the Commercial Paper Obligations outstanding. The Depositary's authority to so complete and deliver such Commercial Paper Notes shall be irrevocable at all times from the time a Commercial Paper Obligation is purchased until the indebtedness evidenced thereby is paid in full.

      4. Delivery of Commercial Paper. No Commercial Paper shall be delivered by you to any purchaser except pursuant to a sale confirmed prior to 1:00 p.m. against payment therefor. A Commercial Paper Note shall be deemed delivered against payment for purposes of this Section 4 if the net sale price of such Commercial Paper Note is received by you in immediately available funds at or before the time of your delivery of such Commercial Paper Note to the purchaser, or if, at the time you deliver such Commercial Paper Note to the purchaser, you receive its receipt for the delivery in customary form.

      If delivery is made against receipt for payment as aforesaid, the Depositary shall not bear the risk that the purchaser fails either to (i) remit the proceeds of sale therefore as aforesaid, or (ii) return such Commercial Paper Notes to you.

      Commercial Paper Obligations shall be deemed issued and delivered against payment for purposes of this Section 4 if the Depositary receives payment from the purchaser thereof in accordance with the DTC Documents.

      Each delivery of Commercial Paper shall be subject to the rules of the New York Clearing House in effect at the time of such delivery.

      Proceeds from the sale of Commercial Paper shall be deposited by you in the relevant Commercial Paper Accounts as provided in Section 1 hereof. The Companies have authorized the Depositary pursuant to Section 3.03(c) of the Credit Agreement to make withdrawals from the Commercial Paper Accounts for the purposes specified in said Section and the Companies hereby confirm to you such authorization. Any amount remaining in any Commercial Paper Account (excluding any amount equal to matured but unpaid Commercial Paper) at the

                                                                       EXHIBIT H
                                                                          Page 8


close of any Business Day shall be paid to the Letter of Credit Issuer pursuant to Section 3.03(c) of the Credit Agreement.

      If on any Business Day on which Commercial Paper is issued or matures the CTM System should be inoperative, at the close of such Business Day you shall prepare a written statement showing the aggregate Face Amount of all Commercial Paper outstanding at the close of such Business Day, which statement shall include the Commercial Paper number (in the case of a Commercial Paper Note), Face Amount, payee if other than Bearer, date of issue, maturity date and issuer of all Commercial Paper issued on such date. Each such statement shall be sent to the Company and the Letter of Credit Issuer. In all other cases, the Companies and the Letter of Credit Issuer will have access to such information via the CTM System and you shall not be obligated to provide the aforementioned daily statements.

      5. Payment of Commercial Paper at Maturity: Drawings Under Letter of Credit. (a) Each matured Commercial Paper Note presented to you for payment prior to your close of business on any day that the Paying Office is open for business and each Commercial Paper Obligation on its maturity date shall be paid the same day in accordance with the provisions of this Section 5. Any Commercial Paper Note presented to you for payment after your close of business on the Expiry Date or after your close of business on the 15th day after its stated maturity date (or, if such 15th day shall not be a Business Day, on the next Business Day following such date) shall not be entitled to the benefits of the Letter of Credit.

      (b) Any funds received by you as a result of your making demand for payment under the Letter of Credit shall be deposited in the relevant L/C Subaccount and shall not be deposited by you in any Commercial Paper Account or any account maintained by or for the account of the Companies.

      (c) All Commercial Paper Notes paid from funds received by you as a result of your making a demand for payment under the Letter of Credit shall be marked paid by you and shall be transmitted by you to the relevant Company by first-class mail promptly following payment in full of such Commercial Paper Notes unless you shall have received notice to the contrary from the Letter of Credit Issuer prior to your transmittal of said Commercial Paper Notes. Monthly statements of all Commercial Obligations paid from funds received by you as a result of your making a demand for payment under the Letter of Credit shall be transmitted by you to the relevant Company by first class mail unless you shall have received notice to the contrary from the Letter of Credit Issuer prior to your transmittal of said monthly statement.

      (d) It is understood and agreed that in actions taken by you as beneficiary of the Letter of Credit issued to you as fiduciary for the holders of the Commercial Paper you shall not be acting as an agent for the Administrative Agent or the Letter of Credit Issuer but in a fiduciary capacity on behalf of the holders of the Commercial Paper.

      6. Substitute Letters of Credit. Section 3.01 of the Credit Agreement contains provisions describing circumstances in which the Letter of Credit Issuer is required, or has the right, to issue a substitute letter of credit in substitution for or replacement of the theretofore outstanding Letter of Credit and/or in which you shall be required to surrender an outstanding Letter of Credit to the Letter of Credit Issuer, and reference is made to said Section in the Credit Agreement for such provisions. You hereby agree to be bound by such provisions, and the Companies and the Letter of Credit Issuer hereby agree that you shall be entitled to the benefit of such provisions and may enforce any provision requiring the issuance by the Letter of Credit Issuer of a substitute Letter of Credit to the same extent as the Company.

      7. Inspection of Documents By Noteholders. You shall keep a fully executed, or conformed, copy of the Credit Agreement and this Agreement

                                                                       EXHIBIT H
                                                                          Page 9


(together with all amendments, modifications, supplements, waivers and consents made or given with respect thereto), as well as a specimen copy of the Letter of Credit, on file at the office of your Corporate Trust Department. You shall permit reasonable inspection to be made of such documents by the holder of any Commercial Paper or by any officer, employee or agent of such holder, provided that the person purporting to be such holder establishes to your satisfaction that he is in fact such holder of such Commercial Paper and, in cases where inspection is sought to be made by a person purporting to be an officer, employee or agent of such holder, that such person submits evidence satisfactory to you of his authority to make such inspection on behalf of the holder of such Commercial Paper. The Companies shall promptly advise you of any amendment, modification, waiver or consent made or given with respect to the Credit Agreement, and, promptly after the effectiveness thereof, shall furnish you with a fully executed or conformed copy of such amendment, modification, waiver or consent.

      8. Indemnity. (a) The Companies agree to indemnify you, and hold you harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, interest and reasonable attorneys' fees) resulting from the exercise of your rights and/or the performance of your duties hereunder, including the exercise of your rights and/or the performance of your duties as fiduciary under the Letter of Credit; provided, however, that the Companies shall not be liable to indemnify or hold you harmless with respect to any loss, liability, action, suit, judgment, demand, damage, cost or expense resulting from or attributable to your negligence or wilful misconduct or that of your officers, employees or agents. The foregoing indemnity includes, but is not limited to, any action taken or omitted to be taken by you upon telephonic instructions (authorized herein) received by you from, or believed by you in good faith to have been given by, the proper person or persons.

      (b) Neither you nor any of your officers, employees or agents shall be liable to the Companies for any action taken or omitted to be taken by you or them hereunder or in connection with the Letter of Credit except for your negligence or wilful misconduct or that of your officers, employees or agents.

      9. Representations and Warranties. In addition to any other representations and warranties on the part of the Companies contained herein, each Company hereby represents and warrants to you that its entry into this Agreement, and your appointment by the Company as Depositary, Issuing and Paying Agent and fiduciary, have been duly authorized by all necessary corporate action on the part of such Company and will not violate, breach or contravene any law, rule, regulation, order, contract or agreement binding upon the Company.

      10. Resignation or Removal of Depositary. (a) Subject to the further provisions of this Section 10, you may resign at any time as Depositary, Issuing and Paying Agent and fiduciary hereunder by your delivery to the Companies, the Letter of Credit Issuer and the Administrative Agent of written notice of resignation. You may be removed by the Companies as such Depositary, Issuing and Paying Agent and fiduciary at any time, with or without cause, by written notice of removal delivered to you, the Letter of Credit Issuer and the Administrative Agent. Upon any such resignation or removal the Companies may, without other formality than appointment and designation in writing, appoint a successor Depositary, Issuing and Paying Agent and fiduciary hereunder approved by the Letter of Credit Issuer and the Administrative Agent. Any successor Depositary shall have a participant relationship with DTC should Commercial Paper at that time be issued through the DTC book-entry system.

      (b) Upon acceptance by a qualified successor Depositary, Issuing and Paying Agent and fiduciary of its appointment hereunder, you shall deliver

                                                                       EXHIBIT H
                                                                         Page 10


to such successor all Commercial Paper Notes (and in the case of the Master Note, deliver it to the issuer thereof, which shall deliver a new Master Note to such successor) then held by you hereunder for the respective accounts of the issuer thereof for safekeeping, against receipt by such successor, and shall transmit to such successor for deposit in an account established by such successor, all funds, if any, then on deposit in any L/C Subaccount in excess of that amount which is equal to the Face Amount of all outstanding Commercial Paper theretofore issued by you hereunder on behalf of the respective Company.

      (c) No Commercial Paper Notes shall be delivered to you by either Company for safekeeping or issuance hereunder at or at any time following such time of transmission to you of its written notice of removal or the time of such Company's receipt of your written notice of resignation, nor shall any Commercial Paper Notes or Commercial Paper Obligations be issued or delivered to any purchaser by you after transmission by you of your written notice of resignation or the time of your receipt of the written notice of removal by the Companies.

      (d) Anything herein to the contrary notwithstanding, you shall not be discharged from your duties or obligations hereunder with respect to Commercial Paper theretofore issued and still outstanding following your resignation or removal until: (i) a successor Depositary, Issuing and Paying Agent and fiduciary has been appointed by the Companies with the approval of the Letter of Credit Issuer and the Administrative Agent and has accepted its appointment hereunder; (ii) new L/C Subaccounts have been established at such successor's offices for purposes of this Agreement; (iii) all Commercial Paper Notes then held by you hereunder for safekeeping have been delivered to such successor (and, in the case of a Master Note, have delivered it to the issuer thereof, which shall deliver a new Master Note to such successor); (iv) all funds maintained in each L/C Subaccount, in excess of that amount necessary to pay in full all outstanding Commercial Paper issued by you hereunder on behalf of the respective Company, as aforesaid, have been remitted to such successor for deposit in such new corresponding L/C Subaccount; (v) the Letter of Credit has been assigned and transferred or a new Letter of Credit has been issued by the Letter of Credit Issuer to such successor as fiduciary for the holders of Commercial Paper issued by such successor after issuance or transfer of such Letter of Credit; (vi) such successor has executed and delivered such agreements and instruments as the Companies and/or the Letter of Credit Issuer and/or the Administrative Agent may have requested in connection with such successor's appointment as Depositary, Issuing and Paying Agent and fiduciary hereunder; and
(vii) all outstanding Commercial Paper entitled, at the time of issuance thereof, to the benefits of the Letter of Credit under which you are fiduciary have been paid in full or moneys for the payment therefor shall have been returned to the Letter of Credit Issuer pursuant to Section 1 hereof.

      (e) You shall assign and transfer the Letter of Credit to the successor Depositary, Issuing and Paying Agent and fiduciary hereunder pursuant to the provisions of the Letter of Credit. If there is issued a substitute Letter of Credit by the Letter of Credit Issuer in favor of the successor Depositary, Issuing and Paying Agent and fiduciary hereunder and payment in full of all outstanding Commercial Paper entitled to the benefits of the Letter of Credit under which you are fiduciary, you shall promptly surrender such Letter of Credit to the Letter of Credit Issuer.

      (f) Any successor Depositary, Issuing and Paying Agent and fiduciary hereunder shall provide the Companies, the Letter of Credit Issuer and the Administrative Agent with its address, and telephone, telex and telecopier numbers, to be used for purposes of Section 13 hereof in a notice complying with the terms of said Section.

      (g) Any successor Depositary, Issuing and Paying Agent and fiduciary to be qualified hereunder must at all times be a domestic bank or trust company having its principal office in New York City, New York, be a

                                                                       EXHIBIT H
                                                                         Page 11


member of the Federal Reserve System and be authorized to accept deposits and offer checking account facilities.

      11. Term and Termination. (a) The term of this Agreement shall extend from the date hereof and shall end on the earlier of:

            (i) the date of expiration of the Letter of Credit issued by the Letter of Credit Issuer under the Credit Agreement; or

            (ii) the date of termination specified in the termination notice given by the Companies pursuant to paragraph (b) of this Section 11.

      Any Commercial Paper outstanding on the date of any termination of this Agreement pursuant to paragraph (b) of this Section 11 shall nevertheless remain valid obligations of the Company on behalf of which the Commercial Paper was issued and shall be entitled to the benefits of the provisions of the Letter of Credit, and the provisions of this Agreement shall continue to be applicable with respect to the payment of such Commercial Paper to the same extent as if this Agreement had not terminated.

      (b) The Companies may terminate this Agreement, and the authority granted to you herein, at any time upon not less than seven Business Days' prior written notice given contemporaneously to you, the Administrative Agent and the Letter of Credit Issuer specifying the termination date hereof. Promptly following your receipt of such notice, you shall redeliver to the respective Companies all Commercial Paper Notes and Master Notes then held by you hereunder for their respective accounts for safekeeping, against receipt, and shall return to the Letter of Credit Issuer, all funds, if any, then on deposit in, or otherwise to the credit of, each L/C Subaccount in excess of that amount which is equal to the Face Amount of all outstanding Commercial Paper theretofore issued by you hereunder on behalf of the respective Company.

      (c) No Commercial Paper Notes shall be delivered to you by either Company for safekeeping or issuance hereunder at any time following the time of transmission to you of such notice of termination, nor shall any Commercial Paper Notes or Commercial Paper Obligations be issued or delivered to any purchaser by you after your receipt of such notice of termination. Anything herein or in the Credit Agreement to the contrary notwithstanding, the Letter of Credit Issuer shall not be required to issue any Letter of Credit after the date of its receipt of such notice of termination except as required by the terms of the Credit Agreement to cover Commercial Paper theretofore properly issued by you hereunder.

      12. Amendments and Modifications. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Companies, the Letter of Credit Issuer, the Administrative Agent, and the Depositary. No such amendment, modification, termination or waiver shall adversely affect the rights of the holder or holders of any Commercial Paper outstanding at the time of such amendment, modification, termination or waiver unless consented to in writing by such holder or holders.

      Notwithstanding anything to the contrary contained in this Depositary Agreement or the Credit Agreement, no material amendment or modification of any provision of this Agreement shall be effective until the Companies and/or the Administrative Agent shall have notified Moody's and S&P in writing of such amendment or modification.

      13. Notices. All notices required to be given hereunder shall be deemed given when given in the manner provided for in the Credit Agreement, addressed as specified below (or addressed to such other address as may be designated from time to time by a Person listed below to the others as its address for such purpose):

                                                                       EXHIBIT H
                                                                         Page 12


If to the Depositary:   (i)   For the receipt of Commercial Paper Notes or
                              issuance instructions:

                              CITIBANK, N.A.
                              111 Wall Street, 5th Floor
                              New York, New York  10043
                              Attention: Issuance Department
                                         Ms. Yelba Quinn
                              Telephone:  (212) 657-4532
                              Telecopier: (212) 657-0261

                        (ii)  For all other purposes:

                              CITIBANK, N.A.
                              111 Wall Street, 5th Floor
                              New York, New York  10043
                              Attention: Corporate Trust Department
                                         Mr. Louis Piscitelli
                              Telephone:  (212) 657-5933
                              Telecopier: (212) 657-4024

If to the Companies:          OMNICOM FINANCE INC.
                              OMNICOM FINANCE LIMITED
                              437 Madison Avenue
                              New York, New York 10022
                              Attention: Treasurer
                              Tel. No. (212) 415-3725
                              Telecopier No. (212) 415-3530

If to the Letter of           ABN AMRO BANK N.V., NEW YORK BRANCH
Credit Issuer:                1325 Avenue of the Americas, 9th Floor
                              New York, New York  10019
                              Attention: Linda Boardman
                              Tel. No. (212) 314-1724
                              Telecopier No. (212) 314-1709

If to the Administrative
Agent:                        ABN AMRO BANK N.V., NEW YORK BRANCH
                              1325 Avenue of the Americas, 9th Floor
                              New York, New York  10019
                              Attention: Linda Boardman
                              Tel. No. (212) 314-1724
                              Telecopier No. (212) 314-1709

      14. Binding Effect, Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all parties hereto.

      15. Service Fee. The fee for your services hereunder shall be as mutually agreed upon between the Companies and you and shall be payable by the Companies. Neither the Letter of Credit Issuer nor the Administrative Agent shall have any responsibility or liability for the payment of any such fee.

      16. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      17. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered,

                                                                       EXHIBIT H
                                                                         Page 13


shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

      18. Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

      19. Fiduciary Duties. It is understood that you are acting as fiduciary only to the extent that you are (i) maintaining the L/C Subaccounts, (ii) holding the Letter of Credit for, and have the right to draw under the Letter of Credit on behalf of, the holders from time to time of the Commercial Paper Notes and (iii) applying the proceeds of payment under the Letter of Credit for the benefit of said holders.

      20. Right to Rely. You may consult with counsel of your choice, including in-house counsel, and shall not be liable for any action taken, suffered or omitted by you in accordance with the advice of such counsel. Further, you may rely and shall be protected in acting upon any request, certificate, opinion of counsel, statement, instrument, report, notice or other paper or document reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties in connection with this Agreement.

      21. Withholding Taxes. The Depositary shall not be liable for any tax, levy, impost, deduction, charge or withholding imposed, levied or made by or in the United Kingdom or any political subdivision or taxing authority thereof or therein, either (i) on or by virtue of the execution or delivery of this Depositary Agreement or (ii) on any payment to be made by the Depositary pursuant to this Agreement.

      22. Existing Commercial Paper. It is hereby agreed and understood that, with respect to any Commercial Paper that was issued prior to the Restatement Effective Date (as defined in the Credit Agreement), matures on or after the Restatement Effective Date and contains any references to such Commercial Paper being designated as either "Tranche A Commercial Paper" or "Tranche B Commercial Paper", such references shall be ignored.

                                            OMNICOM FINANCE INC.

                                            By______________________________
                                              Title:

                                            OMNICOM FINANCE LIMITED

                                            By______________________________
                                              Title:
AGREED:

CITIBANK, N.A., as Depositary, Issuing
  and Paying Agent and Fiduciary

By___________________________________
  Title:

CONSENTED AND AGREED TO:

ABN AMRO BANK N.V., NEW YORK BRANCH
  as Letter of Credit Issuer
  and as Administrative Agent

By___________________________________
  Title:

By___________________________________
  Title:

                                                                       EXHIBIT J

                            LETTER OF CREDIT REQUEST

                                                                          [Date]

ABN AMRO Bank N.V., New York Branch
  as Administrative Agent for the Banks
  party to the Credit Agreement
  referred to below and as
  Letter of Credit Issuer
500 Park Avenue
New York, New York 10022

                  Attention: __________________________

Ladies and Gentlemen:

      The undersigned, Omnicom Finance Inc. and Omnicom Finance Limited, refer to the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998, (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Banks party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent for such Banks and hereby request the Letter of Credit Issuer to issue a Letter of Credit on ________ (the "Date of Issuance") in the Stated Amount of ________.

      The undersigned hereby certify that the following statements are true on the date hereof, and will be true on the Date of Issuance:

            (A) The representations and warranties contained in Section 7 of the Credit Agreement are correct as though made on and as of such date; and

            (B) No Default or Event of Default has occurred and is continuing.

                                            Very truly yours,

                                            OMNICOM FINANCE INC.

                                            By____________________
                                              Title:

                                            OMNICOM FINANCE LIMITED

                                            By____________________
                                              Title:

                                                                       EXHIBIT K

================================================================================

                              OMNICOM GROUP INC.,
                                  as Guarantor

                                    GUARANTY

                            Dated as of May 10, 1996

                  Amended and Restated as of February 20, 1998

================================================================================

                               TABLE OF CONTENTS


Paragraph                                                                   Page
---------                                                                   ----

1.  The Guarantee............................................................  1

2.  Waiver of Notice, Etc....................................................  2

3.  Waiver of Suretyship Defenses............................................  2

4.  Obligations Unconditional................................................  3

5.  Subrogation..............................................................  3

6.  Representations and Warranties...........................................  4
    (a)  Corporate Existence.................................................  4
    (b)  Action..............................................................  5
    (c)  No Breach...........................................................  5
    (d)  Approvals...........................................................  5
    (e)  Financial Condition.................................................  5
    (f)  Financial Disclosure................................................  6
    (g)  Litigation..........................................................  6
    (h)  True and Complete Disclosure........................................  6
    (i)  Taxes...............................................................  7
    (j)  Capitalization......................................................  7
    (k)  Environmental Matters...............................................  7
    (l)  Subsidiaries, Etc...................................................  7
    (m)  Investment Company Act..............................................  8
    (n)  Public Utility Holding Company Act..................................  8
    (o)  Ownership of Borrowers..............................................  8
    (p)  Ownership of Intellectual Property..................................  8
    (q)  Margin Stock, Etc...................................................  8

7.  Covenants................................................................  9
    (a)  Financial Statements, Etc...........................................  9
    (b)  Bookkeeping......................................................... 11
    (c)  Maintenance of Property; Insurance.................................. 11
    (d)  Existence, Etc...................................................... 11
    (e)  Compliance with Applicable Laws..................................... 11
    (f)  ERISA............................................................... 12
    (g)  Fiscal Year, Etc.................................................... 13
    (h)  Lines of Business................................................... 13
    (i)  Liens............................................................... 13
    (j)  Prohibition of Fundamental Changes.................................. 14
    (k)  Leases.............................................................. 15
    (l)  Indebtedness........................................................ 15

Paragraph                                                                   Page
---------                                                                   ----

7.  (m)  Investments......................................................... 16
    (n)  Transactions with Affiliates........................................ 17
    (o)  Total Consolidated Indebtedness to Total
            Consolidated Capitalization Ratio................................ 17
    (p)  Debt to Cash Flow Ratio............................................. 17
    (q)  Certain Obligations Respecting Subsidiaries ........................ 18

8.  Definitions ............................................................. 18

9.  Continuing Guarantee, Etc.  ............................................. 22

10. Successors and Assigns .................................................. 23

11. Amendments, Etc. ........................................................ 23

12. Receipt of Credit Agreement ............................................. 23

13. Setoff .................................................................. 23

14. Notices ................................................................. 23

15. No Waiver ............................................................... 23

16. Statute of Limitations .................................................. 24

17. Generally Accepted Accounting Principles ................................ 24

18. Governing Law, Submission to Jurisdiction ............................... 24

19. Judgment Currency ....................................................... 25

                                    GUARANTY

     GUARANTY, dated as of May 10, 1996, amended and restated as of February 20, 1998, made by OMNICOM GROUP INC., a corporation organized and existing under the laws of New York (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined), if not otherwise defined herein, shall be used herein as so defined.

                              W I T N E S S E T H :

     WHEREAS, Omnicom Finance Inc. and Omnicom Finance Limited (the "Borrowers"), various financial institutions (the "Banks") and ABN AMRO Bank N.V., New York Branch, as Swingline Bank (the "Swingline Bank"), as Letter of Credit Issuer (the "Letter of Credit Issuer") and as Administrative Agent (the "Administrative Agent") (the Banks, the Swingline Bank, the Letter of Credit Issuer and the Administrative Agent being hereinafter collectively referred to as the "Guaranteed Parties") have entered into a Credit Agreement, dated as of May 10, 1996, amended and restated as of February 20, 1998 (as modified, supplemented or amended from time to time, the ("Credit Agreement"), providing for the making of Loans in Dollars and Agreed Foreign Currencies and the issuance of a Letter of Credit as contemplated therein;

     WHEREAS, the Guarantor has executed and delivered and is party to a Guaranty dated as of May 10, 1996 (as modified and supplemented and immediately prior to the execution and delivery of this document, the "1996 Guaranty");

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement referred to above that the Guaranty be executed and delivered in the form hereof;

     WHEREAS, it is a condition to the making of Loans and the issuance of the Letter of Credit under the Credit Agreement that the Guarantor shall have executed and delivered the Guaranty; and

     WHEREAS, the Guarantor will continue to obtain benefits as a result of the Loans made to, and the Letter of Credit issued for account of, the Borrowers under the Credit Agreement and, accordingly, desires to execute and deliver this amendment and restatement of the 1996 Guaranty in order to satisfy the conditions described in the two immediately preceding paragraphs;

     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Guaranteed Parties and hereby covenants and agrees with the Guaranteed Parties as follows:

     1. The Guarantee. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due (whether by acceleration or otherwise) of the principal of and interest on any Note issued under the Credit Agreement and of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrowers now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or the Depositary Agreement (including without limitation all Unpaid Drawings, but excluding all obligations of the Borrowers in respect of Commercial Paper) and the due performance and compliance with the terms of the Credit Agreement, the Notes and the Depositary Agreement by the Borrowers (all such principal, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"). All payments by the Guarantor under this Guaranty, to the extent owing to the Banks, the Swingline Bank, the Letter of Credit Issuer or the Administrative Agent, shall be made on the same basis as payments by the Borrowers under Sections 5.03 and 5.04 of the Credit Agreement.

                                                                       EXHIBIT K

     2. Waiver of Notice, Etc. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by any Guaranteed Party against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

     3. Waiver of Suretyship Defenses. Any Guaranteed Party may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrowers or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrowers to creditors of the Borrowers other than the Guaranteed Parties and the Guarantor;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Guaranteed Parties regardless of what liability or liabilities of the Borrowers remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of its right to subrogation against the Borrowers to recover full indemnity for any payments made pursuant to this Guaranty.

     4. Obligations Unconditional. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any action or inaction by any Guaranteed Party as contemplated in Section 3 of this Guaranty; (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor or (c) to the fullest extent permitted by law, any other circumstance or occurrence that would or might otherwise release, suspend, discharge, terminate or otherwise affect the obligations of a surety. This Guaranty is a primary obligation of the Guarantor, and is a guaranty of payment, not merely collection.

                                                                       EXHIBIT K

     5. Subrogation. (a) The Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Parties against the Borrowers or any other guarantor of the Guaranteed Obligations (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. The Guarantor hereby further waives any right to enforce any other remedy which the Guaranteed Parties now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrowers and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Guaranteed Parties to secure payment of the indebtedness of the Borrowers. The Guarantor also waives all claims (as such term is defined in the Bankruptcy
Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including without limitation its right to assert or enforce any such claims.

     (b) Notwithstanding the provisions of the preceding clause (a), the Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims (as defined in the Bankruptcy Code) it would have against any Other Party in the absence of the preceding clause (a), and to assert and enforce same, in each case on and after, but at no time prior to, the earlier of (I) the date (the "Subrogation Trigger Date") which is one year and five days after the date on which all indebtedness of the Borrowers owing to any of the Guaranteed Parties has been paid in full if and only if (x) no Default or Event of Default of the type described in Section 10.05 of the Credit Agreement with respect to the respective Other Party has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (y) the existence of the Guarantor's rights under this clause
(b) would not make the Guarantor a creditor (as defined in the Bankruptcy Code) of the respective Other Party in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date or (II) the effective date of any amendment to Title 11 of the United States Code or of any decision of the United States Supreme Court that in the reasonable opinion of the Administrative Agent provides, in effect, that the status of the Guarantor as an insider creditor of the Borrowers will not cause transfers of an interest of the Borrowers in property (including payments or grants of security interests by the Borrowers) to any Guaranteed Party to be subject to avoidance as a preference for a longer period of time than if the Guaranteed Obligations of the Borrowers had not been guaranteed or otherwise secured by the Guarantor or its assets.

     6. Representations and Warranties. In order to induce the Banks to make the Loans and participate in the Swingline Loans and the Letter of Credit, the Swingline Bank to make Swingline Loans and the Letter of Credit Issuer to issue the Letter of Credit, the Guarantor makes the following representations, warranties and agreements:

          (a) Corporate Existence. Each of the Guarantor and its Subsidiaries
     (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

                                                                       EXHIBIT K

          (b) Action. The Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

          (c) No Breach. Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Guarantor or any of its Subsidiaries.

          (d) Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

          (e) Financial Condition. The consolidated statements of financial condition of the Guarantor and its Subsidiaries at December 31, 1996 and the related consolidated statements of income and retained earnings and cash flow of the Guarantor and its Subsidiaries for the fiscal year ended on such date and heretofore furnished to the Banks present fairly, in all material respects, the consolidated financial condition of the Guarantor and its Subsidiaries at the date of such statements of financial condition and the consolidated results of the operations of the Guarantor and its Subsidiaries for such fiscal year. All such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied. From December 31, 1996 through the date hereof, there has been no material adverse change in the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (f) Financial Disclosure. Except as fully reflected in the financial statements delivered pursuant to the preceding clause (e), there were as of the date hereof no liabilities or obligations with respect to the Guarantor or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be materially adverse to the Guarantor or to the Guarantor and its Subsidiaries taken as a whole.

          (g) Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Guarantor, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to materially and adversely affect the business, operations, property,

                                                                       EXHIBIT K

     assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (h) True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to any Bank (including without limitation all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to any Bank or the Swingline Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not omit to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

          (i) Taxes. Each of the Guarantor and its Subsidiaries has filed all tax returns required to be filed (taking into account all valid extensions) by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of the Guarantor and its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the management of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the last day of the fiscal quarter immediately preceding the date hereof.

          (j) Capitalization. As of December 31, 1997, the authorized capital stock of the Guarantor consists of (i) 300,000,000 shares of common stock, $.50 par value per share, of which 161,944,866 shares are issued and outstanding and (ii) 7,500,000 shares of preferred stock, none of which shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. Other than (x) certain options to purchase 6,867,800 shares of common stock of the Guarantor, (y) the Guarantor's 4-1/4% Convertible Subordinated Debentures due 2007 and (z) shares of common stock issuable under certain acquisition agreements to which the Guarantor is a party, the Guarantor does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          (k) Environmental Matters. Each of the Guarantor and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (l) Subsidiaries, Etc. Schedule I correctly sets forth the name of each Subsidiary of the Guarantor, the percentage ownership (direct and indirect) of the Guarantor in the voting securities of each Subsidiary and also identifies the direct owner thereof, in each case as of December 31, 1996.

                                                                       EXHIBIT K

          (m) Investment Company Act. Neither the Guarantor nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (n) Public Utility Holding Company Act. Neither the Guarantor nor OFI is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (o) Ownership of Borrowers. The Guarantor owns all of the capital stock of The DDB Needham Worldwide Communications Group Inc. ("DDB"), BBDO Worldwide Inc. ("BBDO"), Omnicom Management, Inc. ("Management") and Diversified Agency Services Limited ("DASL"), and DDB, BBDO and Management own, collectively, all of the capital stock of OFI. DASL owns all of the capital stock of OFL.

          (p) Ownership of Intellectual Property. Each of the Guarantor and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would result in a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

          (q) Margin Stock. All proceeds of each Loan and of Commercial Paper shall be used by the Borrowers for general corporate purposes; provided that no part of the proceeds of any Loan or any Commercial Paper will be used by the Borrowers to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board. Not more than 25% of the value of the assets of the Guarantor or the Guarantor and its Subsidiaries subject to the restrictions contained in Section 7 of this Guaranty constitute Margin Stock and, at the time of each Credit Event, not more than 25% of the value of the assets of the Guarantor or the Guarantor and its Subsidiaries subject to the restrictions contained in Section 7 of this Guaranty will constitute Margin Stock. Notwithstanding the foregoing provisions of this Section neither the Guarantor nor any of its Subsidiaries (including without limitation the Borrowers) will use the proceeds of any Loan or any Commercial Paper to purchase the capital stock of any corporation in a transaction, or as part of a series of transactions, (i) the purpose of which is, at the time of any such purchase, to acquire control of such corporation or (ii) the result of which is the ownership by the Guarantor and its Subsidiaries (including without limitation the Borrowers) of 10% or more of the capital stock of such corporation, in either case if the Board of Directors of such corporation has publicly announced its opposition to such transaction.

     7. Covenants. The Guarantor hereby covenants and agrees that on and after the date hereof and until the termination of the Total Commitment, the expiration of the Letter of Credit and the repayment in full of the Loans, Notes and Unpaid Drawings, together with interest, fees and all other Obligations incurred under the Credit Agreement, and the repayment in full of all Commercial
Paper:

            (a) Financial Statements, Etc. The Guarantor will furnish to each
      Bank:

                                                                       EXHIBIT K

                  (i) Within 50 days after the close of each quarterly
            accounting period in each fiscal year of the Guarantor (other than the fourth fiscal quarterly accounting period), the consolidated statements of financial condition of the Guarantor and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of income for such quarterly period and of cash flow for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year (or for the last day of the respective fiscal quarter in the prior fiscal year in the case of the balance sheet), all of which shall be certified by the chief financial officer of the Guarantor, subject to normal year-end adjustments.

                  (ii) Within 105 days after the close of each fiscal year of the Guarantor, the consolidated statements of financial condition of the Guarantor and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statements of cash flow for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and certified by independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, in each case together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Guarantor, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statements the nature thereof.

                  (iii) At the time of the delivery of the financial statements provided for in clauses (i) and (ii), a certificate of the chief financial officer of the Guarantor to the effect that, to the best of his knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Guarantor was in compliance with the provisions of clauses (o) and (p) of this Section 7, inclusive, at the end of such fiscal quarter or year, as the case may be.

                  (iv) Promptly, and in any event within three Business Days after an officer of the Guarantor obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, (y) any litigation or governmental proceeding pending (a) against the Guarantor or any of its Subsidiaries which could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or (b) with respect to any Credit Document and (z) any other event which is likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole.

                  (v) Promptly, copies of all financial information, proxy
            materials and other information and reports, if any, which the Guarantor shall file with the SEC.

                  (vi) From time to time, such other information or documents
            (financial or otherwise) as any Bank or the Swingline Bank may

                                                                       EXHIBIT K

            reasonably request, other than consolidating financial statements of Subsidiaries and Affiliates.

            (b) Bookkeeping. The Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Guarantor will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank or any Bank to visit and inspect, under guidance of officers of the Guarantor or such Subsidiary, any of the properties of the Guarantor or such Subsidiary, and to examine the books of record and account of the Guarantor or such Subsidiary (including, without limitation, consolidating financial statements of Subsidiaries and Affiliates) and discuss the affairs, finances and accounts of the Guarantor or such Subsidiary with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent, the Letter of Credit Issuer, the Swingline Bank or such Bank may request.

            (c) Maintenance of Property; Insurance. The Guarantor will, and will cause each of its Subsidiaries to, (i) keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted), (ii) maintain with financially sound and reputable insurance companies insurance on its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, and (iii) furnish to each Bank, upon written request, full information as to the insurance carried.

            (d) Existence, Etc. The Guarantor will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this clause (d) shall prevent (i) the withdrawal by the Guarantor or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or the Guarantor and its Subsidiaries taken as a whole or (ii) any transaction permitted by Section 7(j) of this Guaranty. The Guarantor will, and will cause each of its Subsidiaries to, pay all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established.

            (e) Compliance with Applicable Laws. The Guarantor will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or (to the knowledge of the Guarantor) prospects of the Guarantor or of the Guarantor and its Subsidiaries taken as a whole.

            (f) ERISA. As soon as possible and, in any event, within 10 days after the Guarantor or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, the Guarantor will deliver to each of the Banks a certificate of the chief financial officer of the

                                                                       EXHIBIT K

      Guarantor setting forth details as to such occurrence and such action, if any, which the Guarantor, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Guarantor, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan Administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
      Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in Section 4041(c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that the Guarantor, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by the Guarantor or any of its Subsidiaries required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Guarantor or such Subsidiary.

            (g) Fiscal Year, Etc. The Guarantor shall cause (i) each of its, and each of its Designated Subsidiary's, fiscal years to end on December 31 and (ii) each of its, and each of its Designated Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

            (h) Lines of Business. The Guarantor will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the lines of business in which it is engaged on the date hereof and any other reasonably related businesses or businesses reasonably incidental thereto.

            (i) Liens. The Guarantor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Guarantor or any of its Subsidiaries, whether now owned or hereafter acquired, provided that the provisions of this clause (i) shall not prevent the creation, incurrence, assumption or existence of:

                  (i) Liens for taxes not yet due, or Liens for taxes being
            contested in good faith and by appropriate proceedings for which adequate reserves have been established;

                  (ii) Liens in respect of property or assets of the Guarantor or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Guarantor or any of its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                                                                       EXHIBIT K

                  (iii) Liens created for the benefit of the Administrative
            Agent, the Letter of Credit Issuer, the Swingline Bank and the
            Banks;

                  (iv) Pledges or deposits in connection with worker's
            compensation, unemployment insurance and other social security legislation;

                  (v) Easements, rights-of-way and other similar Liens on, over or in respect of any property of the Guarantor or any of its Subsidiaries which do not individually or in the aggregate materially impair the use or value of the property or assets subject thereto;

                  (vi) Purchase money mortgages or other Liens on property
            acquired after the date hereof by the Guarantor or any of its Subsidiaries to secure the purchase price of such property (or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property), or Liens on any such property at the time of the acquisition of such property by the Guarantor or any of its Subsidiaries, whether or not assumed, provided that (x) the Indebtedness secured by each such Lien shall not exceed the cost of such property to the Guarantor or such Subsidiary or the fair value thereof at the time of the acquisition thereof, as the case may be, whichever is less, (y) each such Lien shall apply and attach only to the property originally subject thereto and fixed improvements thereon or accessions thereto, and (z) the principal amount of Indebtedness at any time outstanding and secured by Liens permitted by this clause (vi) of this Section 7(i) shall not in the aggregate for the Guarantor and its Subsidiaries exceed, when aggregated together with the Indebtedness secured by Liens permitted by clause
            (vii) below, 1.75% of Consolidated Adjusted Net Worth at such time;

                  (vii) [Intentionally Omitted]

                  (viii) Liens securing Indebtedness permitted by Section
            7(1)(viii); and

                  (ix) Liens on assets sold by the Guarantor or any of its
            Subsidiaries and leased back by the Guarantor or such Subsidiary, so long as the aggregate fair value of assets so sold after the date hereof pursuant to this clause (ix) shall not exceed 3.5% of Consolidated Adjusted Net Worth at such time.

            (j) Prohibition on Fundamental Changes. The Guarantor will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any substantial part of its property or assets, except that (i) any Subsidiary of the Guarantor (other than the Borrowers) may do any of the foregoing in any fiscal year (the "Current Year") of the Guarantor so long as (x) the revenues of such Subsidiary for the then most recently ended fiscal year (the "Prior Year"), when added to the revenues for the Prior Year of all other Subsidiaries that have entered into transactions permitted by this clause (i) during the Current Year, do not exceed 15% of the revenues of the Guarantor and its Subsidiaries for the Prior Year and (y) the aggregate of (A) the revenues of such Subsidiary for the Prior Year, plus (B) with respect to each Subsidiary which consummated a transaction pursuant to clause (x) in the Current Year or the four immediately preceding fiscal years, the revenues of such Subsidiary for the year prior to the year in which the transaction was consummated, does not exceed 40% of the revenues of the Guarantor and its Subsidiaries for the Prior Year (for purposes hereof the year ending December 31, 1996 shall

                                                                       EXHIBIT K

      be the first such preceding fiscal year, and the actual number of such preceding fiscal years shall be used until such time as there are four preceding fiscal years), (ii) Subsidiaries of the Guarantor (other than the Borrowers) may convey, sell, lease or otherwise dispose of all or any part of its property or assets to the Guarantor or to other Subsidiaries (including without limitation by way of winding-up, liquidation or dissolution), (iii) any Wholly-Owned Subsidiary of the Guarantor (other than the Borrowers) may merge into the Guarantor or another Wholly-Owned Subsidiary, (iv) the Guarantor or any Wholly-Owned Subsidiary may enter into a merger transaction if (w) it is the surviving entity, (x) no Default or Event of Default would exist immediately after giving effect thereto, and (y) in the case of a Wholly-Owned Subsidiary, such Subsidiary remains a Wholly-Owned Subsidiary after the merger transaction is consummated, (v) any Specified Subsidiary may wind up, liquidate or dissolve its affairs so long as it does not have any material assets at the time of such winding up, liquidation or dissolution, and (vi) the Guarantor may transfer, sell or convey the stock of one or more of its Subsidiaries (other than the Borrower) to one or more of its other Subsidiaries so long as, in the case of any such transfer, sale or conveyance of the stock of any Designated Subsidiary, the indirect ownership interest of the Guarantor in such Designated Subsidiary is not reduced as a result thereof.

            (k) Leases. The Guarantor will not enter into or permit any Subsidiary to enter into any agreements to rent or lease any real or personal property (excluding capitalized leases) except in the ordinary course of business.

            (l) Indebtedness. The Guarantor will not permit any of its Subsidiaries to contract, create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness listed on Schedule II ("Existing Indebtedness"), (ii) accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by such Subsidiaries in the ordinary course of business, which are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by such Subsidiary, (iii) obligations under letters of credit incurred by such Subsidiaries in the ordinary course of business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation, (iv) Indebtedness of Subsidiaries of the Guarantor to the extent permitted under clause (m)(iv)-(vii) below, (v) Indebtedness of the Borrowers or any other Subsidiary of the Guarantor arising under, or constituting guaranties of, the Credit Agreement or the Commercial Paper, (vi) other Indebtedness of the Borrowers so long as no Default or Event of Default then exists or would result therefrom, (vii) other Indebtedness of Foreign Subsidiaries of the Guarantor and (viii) Indebtedness of any Subsidiary of the Guarantor, provided that such Indebtedness was outstanding at such Subsidiary prior to the acquisition by the Guarantor of such Subsidiary and was not incurred in connection with or in contemplation of such acquisition.

            (m) Investments. The Guarantor will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the following shall be permitted:

                  (i) the Guarantor and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                                                                       EXHIBIT K

                  (ii) the Guarantor and its Subsidiaries may acquire and hold
            Cash Equivalents, and Foreign Subsidiaries of the Guarantor may acquire and hold Foreign Cash Equivalents;

                  (iii) the Guarantor and its Subsidiaries may make loans and advances to officers, employees and agents in the ordinary course of business;

                  (iv) the Guarantor may make loans, advances or capital
            contributions to Subsidiaries;

                  (v) Subsidiaries of the Guarantor may make loans, advances or capital contributions to the Guarantor or other Subsidiaries;

                  (vi) the Guarantor and its Subsidiaries may have Investments in Affiliates at any one time outstanding up to but not exceeding an amount equal to one-third (1/3rd) of Consolidated Adjusted Net Worth at such time;

                  (vii) the Guarantor and its Subsidiaries may purchase or
            acquire stock or securities, or acquire assets or assume liabilities, of another Person in arm's-length transactions so long as no Default or Event of Default exists or would result therefrom, and, in the case of a purchase or acquisition of stock or securities, such Person becomes a Subsidiary of the Guarantor;

                  (viii) the Guarantor and its Subsidiaries may invest in
            preferred auction rate stock and other similar tax favored short term investments with a readily available and liquid secondary market; and

                  (ix) the Guarantor and its Subsidiaries may make loans,
            purchase securities or make other investments not permitted by the foregoing clauses of this Section 7(m) so long as the aggregate outstanding amount thereof, net of cash repayments of principal in the case of loans and cash sales proceeds in the case of securities or other investments that are liquidated but excluding any write-ups or write-downs in the value of any such loan, security or other investment that has not been liquidated, shall not exceed 5.5% of Consolidated Adjusted Net Worth at any time.

            (n) Transactions with Affiliates. The Guarantor will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Guarantor, other than on terms and conditions substantially as favorable to the Guarantor or such Subsidiary as would be obtainable by the Guarantor or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

            (o) Total Consolidated Indebtedness to Total Consolidated Capitalization Ratio. The Guarantor will not permit the ratio of its Total Consolidated Indebtedness to Total Consolidated Capitalization to be more than (i) 0.65:1 at any time from and including January 1 to and including September 30 of each year and (ii) 0.55:1 at any time from and including October 1 to and including December 31, of each year.

            (p) Debt to Cash Flow Ratio. The Guarantor will not permit the Debt to Cash Flow Ratio for the period of four consecutive fiscal quarters (taken as one accounting period) ending on the last day of such fiscal quarter to be more than 5:1.

            (q) Certain Obligations Respecting Subsidiaries. The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become

                                                                       EXHIBIT K

      effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Guarantor or any Subsidiary of the Guarantor, or pay any Indebtedness owed to the Guarantor or a Subsidiary of the Guarantor, (b) make loans or advances to the Guarantor or (c) transfer any of its properties or assets to the Guarantor, except for (x) such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Guaranty or any other Credit Document and (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Guarantor or a Subsidiary of the Guarantor and (y) issuances by Subsidiaries of preferred stock.

     8. Definitions. Terms defined in the Credit Agreement and used, but not otherwise defined, in this Guaranty shall have the respective meanings assigned to such terms in the Credit Agreement. In addition, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" shall mean, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Paragraph 7(n), an Affiliate of the Guarantor shall include any Person that directly or indirectly owns more than 5% of the Guarantor, and any officer or director of the Guarantor or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) time deposits and certificates of deposit of any Bank, the Administrative Agent, and any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $500,000,000 with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any Bank, the Administrative Agent, and any commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States, which commercial paper is rated at least A-l or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than six months after the date of acquisition by such Person and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

          "Consolidated Adjusted Net Worth" shall mean, at any time, the sum of
     (x) the Guarantor's Consolidated Net Worth plus (y) the outstanding principal amount of the Guarantor's Subordinated Indebtedness (to the extent and in the amount that any portion of such principal amount matures one year or more after the Expiry Date) plus (z) until December 31, 1996, the Guarantor's 4-1/2/6-1/4% Step-Up Convertible Subordinated Debentures due 2000, at such time.

                                                                       EXHIBIT K

          "Consolidated Current Assets" shall mean, as to any Person, the current assets of such Person and its Subsidiaries determined on a consolidated basis.

          "Consolidated Current Liabilities" shall mean, as to any Person, the current liabilities of such Person and its Subsidiaries determined on a consolidated basis.

          "Consolidated Indebtedness" shall mean, for any fiscal quarter, an amount equal to (x) the sum of (i) the average of the amounts of Indebtedness of the types listed on Schedule III hereto on the last Business Day of each calendar week ending during such fiscal quarter plus
     (ii) the amount of all Indebtedness of the Guarantor and its Subsidiaries (other than Indebtedness of the types listed on Schedule III hereto) (determined on a consolidated basis) on the last day of such fiscal quarter plus (iii) without duplication of amounts included in clauses (i) and (ii) above, the aggregate outstanding amount of Short-term Preferred Stock of Subsidiaries of the Guarantor issued after the date hereof minus (y) the sum of (i) the amount of all Cash Equivalents and investments of the type described in Section 7(m)(viii) held by OFI on the last day of such fiscal quarter plus (ii) the Dollar Equivalent of the amount of all Foreign Cash Equivalents held by OFL on the last day of such fiscal quarter.

          "Consolidated Net Income" shall mean the net income of the Guarantor and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          "Consolidated Net Worth" shall mean, as to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis (including therein the portion of such Net Worth reflecting minority interests in Subsidiaries).

          "Designated Subsidiaries" shall mean BBDO Worldwide Inc., BBDO Detroit Inc., The DDB Needham Worldwide Communications Group Inc., DDB Needham Chicago Inc., TBWA Chiat-Day Inc., Omnicom Finance Inc. and DDB Needham Worldwide Partners Inc.

          "Dollar Equivalent" shall mean, with respect to any Foreign Cash Equivalent denominated in a currency other than U.S. Dollars, the amount of U.S. Dollars into which the principal amount of such Foreign Cash Equivalent could be converted at the then applicable Exchange Rate. For the purpose of the foregoing determination, the "Exchange Rate" shall be the spot rate at which the relevant currency is offered for sale against delivery of U.S. Dollars on the date of determination thereof (or, if such date is not a Business Day, the next preceding Business Day), as set forth in the Wall Street Journal; provided that if no such rate is set forth in the Wall Street Journal on such date, the "Exchange Rate" shall be the rate quoted by the Administrative Agent at the opening of business on such date (or, if such date is not a Business Day, the next preceding Business Day) for the spot rate at which the relevant currency is offered for sale by the Administrative Agent against delivery of U.S. Dollars.

          "Foreign Cash Equivalents" shall mean (i) time deposits, certificates of deposit and similar instruments of any Bank or any other commercial bank having long-term indebtedness rated in its highest rating category by Moody's Investors Services, Inc. or by Standard & Poor's Corporation, and
     (ii) such other securities and investments as shall be approved by the Administrative Agent from time to time.

          "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (other than earn-out payment obligations of such

                                                                       EXHIBIT K

     Person in connection with the purchase of property or services to the extent that they are still contingent), (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder (other than letters of credit issued in support of accrued expenses and accounts payable incurred in the ordinary course of business),
     (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person,
     (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all Contingent Obligations of such Person.

          "Investments in Affiliates" shall mean all amounts paid and the fair market value of all non-cash delivered in consideration for the purchase of securities of, or the making of any other investment in, any Person that, after giving effect to such purchase or other investment, is not a Subsidiary of the Guarantor but is subject to the exercise by the Guarantor (directly or indirectly) of significant influence over its operating and financial policies.

          "Net Cash Flow" shall mean, for any period, the Consolidated Net Income for such period without giving effect to any extraordinary gains or losses and gains or losses from sales of assets (other than sales of inventory in the ordinary course of business), adjusted by (x) adding thereto the following items: (i) the amount of all amortization of intangibles and depreciation that were deducted in arriving at such Consolidated Net Income for such period, (ii) the portion of such Consolidated Net Income attributable to minority interests in Subsidiaries, and (iii) the amount of all dividends received during such period by the Guarantor or any of its Subsidiaries from Persons other than Subsidiaries of the Guarantor, to the extent not included in calculating Consolidated Net Income for such period and (y) deducting therefrom (i) the amount of all dividends paid by Subsidiaries of the Guarantor to Persons other than the Guarantor or Wholly-Owned Subsidiaries of the Guarantor during such period, (ii) the net income for such period of Persons other than Subsidiaries of the Guarantor, to the extent allocated to the equity interest of the Guarantor or any such Subsidiary in such Persons, and (iii) an amount, if positive, equal to (x) the amount of all dividends paid by the Guarantor to its common or preferred shareholders during such period, minus (y) 50% of the Consolidated Net Income.

          "Net Worth" shall mean, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other accounts which, in accordance with generally accepted accounting principles in the United States, constitutes stockholders equity, but in any event deducting therefrom any treasury stock, provided that each of the foregoing shall be determined without giving effect to any foreign currency translation adjustments.

          "Short-term Preferred Stock" shall mean any preferred stock of any Subsidiary of the Guarantor that has any maturity or redemption date, or that can be required to be redeemed at the option of the holder thereof, on or before the date one year after the Expiry Date (the amount of any Short-term Preferred Stock being calculated for the purposes of the definition of the term "Consolidated Indebtedness" as the higher of the liquidation preference or the redemption price thereof).

          "Subordinated Indebtedness" of any Person shall mean all Indebtedness of such Person which is subordinated both to the Obligations under the Credit Agreement and all obligations arising under this Guaranty, on terms and conditions satisfactory to the Administrative Agent and the Required Banks; provided that when used with respect to the Guarantor, the term "Subordinated Indebtedness" shall be deemed to include (i) all Indebtedness of the Guarantor

                                                                       EXHIBIT K

     evidenced by its 4-1/2/6-1/4% Step-Up Convertible Subordinated Debentures due 2000, in each case as such Debentures (and the respective indenture governing the terms thereof) are in effect on the date hereof and (ii) all Indebtedness of the Guarantor evidenced and governed by documentation containing subordination terms, covenants, mandatory redemption provisions, events of default and remedies available upon the existence of an event of default no less favorable to the Banks and no more restrictive on the Guarantor and its Subsidiaries than those contained in the documentation evidencing and governing the debt issuances referred to in clause (i) above; in each case as amended, modified and supplemented from time to time with the consent of the Administrative Agent and the Required Banks.

          "Total Consolidated Capitalization" shall mean, at any time, the sum of Total Consolidated Indebtedness at such time plus Consolidated Net Worth at such time.

          "Total Consolidated Indebtedness" shall mean, at any time, all Indebtedness of the Guarantor and its Subsidiaries at such time, determined on a consolidated basis.

     9. Continuing Guarantee, Etc. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, any Guaranteed Party or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Guaranteed Party or the holder of any Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Guaranteed Party or the holder of any Note to any other or further action in any circumstances without notice or demand.

     10. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Parties and their successors and assigns.

     11. Amendments, Etc. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except as provided in Section 12.13 of the Credit Agreement.

     12. Receipt of Credit Agreement. The Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with the contents thereof.

     13. Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default each of the Banks, the Swingline Bank and Letter of Credit Issuer is hereby authorized at any time or from time to time, without presentment, demand, protest, or other notice of any kind to the Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank, the Swingline Bank or the Letter of Credit Issuer (including without limitation by branches and agencies of such Bank, Swingline Bank or the Letter of Credit Issuer wherever located) to or for the credit or the account of the Guarantor against and on account of the obligations of the Guarantor to such Bank, the Swingline Bank, or the Letter of Credit Issuer under this Guaranty, irrespective of whether or not such Bank, the Swingline

                                                                       EXHIBIT K

Bank or the Letter of Credit Issuer shall have made any demand hereunder and although said obligations, or any of them, shall be contingent or unmatured.

     14. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 12.03 of the Credit Agreement, provided that, for this purpose, the address of the Guarantor shall be the one specified opposite its signature below.

     15. Reinstatement. If claim is ever made upon any Guaranteed Party or the holder of any Note for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Guarantor), the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

     16. Statute of Limitations. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against any Guaranteed Party or the holder of any Note shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     17. Generally Accepted Accounting Principles. The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Guarantor to the Banks); provided that, except as otherwise specifically provided herein, all computations determining compliance with Section 7 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Banks pursuant to Section 6(e).

     18. Governing Law, Submission to Jurisdiction. This Guaranty and the rights and obligations of the Guaranteed Parties, the holders of the Notes and the Guarantor hereunder shall be construed in accordance with and governed by the law of the State of New York. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Guarantor agrees that if at any time its principal place of business is not in the City and State of New York, it will irrevocably designate, appoint and empower an agent for purposes of this Section, in the City and State of New York, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any Guaranteed Party or the holder of any Note to serve process

                                                                       EXHIBIT K

in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction. The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with the Guaranty brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     19. Judgment Currency. The obligation of the Guarantor to make payment in the Contract Currency of any Guaranteed Obligations due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than the Contract Currency, except to the extent such tender or recovery shall result in the actual receipt by the respective Guaranteed Party in the United States of America of the full amount of the Contract Currency expressed to be payable in respect of any such Guaranteed Obligations. The obligation of the Guarantor to make payment in the Contract Currency as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in the Contract Currency of the amount, if any, by which such actual receipt shall fall short of the full amount of the Contract Currency expressed to be payable in respect of any such Guaranteed Obligations, and shall not be affected by judgment being obtained for any other sums due under this Guaranty.

     20. Amended and Restated Credit Agreement. The Guarantor hereby acknowledges receipt of and familiarity with the amendment and restatement of the 1996 Credit Agreement, and confirms that each reference to "Credit Agreement" in each of the Credit Documents shall be deemed a reference to the Credit Agreement (as defined in the first WHEREAS clause of this Guaranty).

                                                                       EXHIBIT K

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address

437 Madison Avenue                                   OMNICOM GROUP INC.
New York, New York 10022
Attention:  Mr. Fred J. Meyer
            Chief Financial                          By:________________________
                   Officer                              Name:
                                                        Title:

Accepted and Agreed to:

ABN AMRO BANK N.V., NEW YORK BRANCH,
  as Administrative Agent for the Banks

By:__________________________________
   Name:
   Title:

By:__________________________________
   Name:
   Title:

                                                                       EXHIBIT K

                                                                      Schedule I

                 SUBSIDIARIES OF THE REGISTRANT (The Guarantor)


                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Omnicom Group Inc................................     New York                     --                           --
AGENCY.COM Ltd...................................     New York              Communicade Inc.                   40%
Razorfish, Inc...................................     New York              Communicade Inc.                   40%
Cline Davis & Mann, Inc..........................     New York                 Registrant                     100%
Omnicom International Inc........................     Delaware                 Registrant                     100%
Omnicom Management Inc...........................     Delaware                 Registrant                     100%
Omnicom Finance Inc..............................     Delaware                 Registrant                     100%
Omnicom International Holdings Inc...............     Delaware                 Registrant                     100%
Communicade Inc..................................     Delaware                 Registrant                     100%
C-D Acquisitions Inc.............................     Delaware                 Registrant                     100%
Strategic Alliance Services Inc..................     Delaware                 Registrant                     100%
Organic Online, Inc..............................     Delaware              Communicade Inc.                   20%
Think New Ideas Inc..............................     Delaware              Communicade Inc.                   16%
Goodby, Silverstein & Partners Holdings Inc......    California                Registrant                     100%
Goodby, Silverstein & Partners Inc...............    California  Goodby, Silverstein & Partners Holdings Inc. 100%
Red Sky Interactive..............................    California             Communicade Inc.                   40%
Interactive Solutions, Inc.......................   Massachusetts           Communicade Inc.                   40%
Case Dunlap......................................       Texas          CD Acquisition Corporation              49%
Integer Group....................................       Texas          CD Acquisition Corporation              85%
Omnicom Finance Ltd..............................  United Kingdom   Diversified Agency Services Ltd.          100%
BBDO Worldwide Inc...............................     New York                 Registrant                     100%
BBDO Atlanta, Inc................................      Georgia             BBDO Worldwide Inc.                100%
BBDO Chicago, Inc................................     Delaware             BBDO Worldwide Inc.                100%
BBDO Detroit, Inc................................     Delaware             BBDO Worldwide Inc.                100%
BBDO International Inc...........................     Delaware         Omnicom International Inc.             100%
Baker Lovick, L.L.C..............................     Delaware              BBDO Canada Inc.                   99%
                                                                        Omnicom Finance Limited                 1%
Ross Roy Communications, Inc.....................     Michigan                 Registrant                     100%
RR Realty, Inc...................................     Michigan        Ross Roy Communications, Inc.           100%
RR Bloomfield Limited Partnership................     Michigan               RR Realty, Inc.                  100%
Bloomfield Parkway Associates....................     Michigan      RR Bloomfield Limited Partnership          50%
RATTO/BBDO S.A...................................     Argentina            BBDO Worldwide Inc.                 40%
Clemenger BBDO Ltd...............................     Australia            BBDO Worldwide Inc.                 47%
Clemenger Sydney Pty. Ltd........................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Perth Pty. Ltd.........................     Australia            Clemenger BBDO Ltd.                 21%
Clemenger Tasmania Pty. Ltd......................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Brisbane Pty. Ltd......................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Adelaide Pty. Ltd......................     Australia            Clemenger BBDO Ltd.                 47%
Clemenger Melbourne Pty. Ltd.....................     Australia            Clemenger BBDO Ltd.                 47%
Diversified Marketing Services Pty. Ltd..........     Australia            Clemenger BBDO Ltd.                 47%
TEAM/BBDO Werbeagentur Ges. m.b.H................      Austria             BBDO Worldwide Inc.                100%
TEAM/BBDO Werbeagentur Ges. m.b.H & Co. Kg.......      Austria      TEAM/BBDO Werbeagentur Ges.m.b.H           87%
Palla, Koblinger & Partner GmbH..................      Austria      TEAM/BBDO Werbeagentur Ges.m.b.H           20%
BBDO Belgium S.A.................................      Belgium             BBDO Worldwide Inc.                 88%
Sponsoring & Event Marketing S.A.................      Belgium              BBDO Belgium S.A.                  65%
Omnimedia S.A....................................      Belgium              BBDO Belgium S.A.                  44%
Morael & Partners S.A............................      Belgium              BBDO Belgium S.A.                  61%
VVL/BBDO S.A.....................................      Belgium              BBDO Belgium S.A.                  70%
Moors Bloomsbury.................................      Belgium              BBDO Belgium S.A.                  61%
N'Lil S.A........................................      Belgium              BBDO Belgium S.A.                  45%
Optimum Media Team S.A...........................      Belgium              BBDO Belgium S.A.                  44%
                                                                       DDB Needham Worldwide S.A.              46%
The Media Partnership............................      Belgium              BBDO Belgium S.A.                  22%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Topolino S.A.....................................      Belgium              BBDO Belgium S.A.                  45%
BBDO/Business Communications S.A.................      Belgium              BBDO Belgium S.A.                  70%
ALMAP/BBDO Comunicacoes Ltda.....................      Brazil            BBDO Publicidade, Ltda.               70%
BBDO Publicidade, Ltda...........................      Brazil              BBDO Worldwide Inc.                100%
McKim Communications Limited.....................      Canada               BBDO Canada Inc.                  100%
The Gaylord Group Ltd............................      Canada               BBDO Canada Inc.                   70%
PNMD, Inc........................................      Canada               BBDO Canada Inc.                   49%
BBDO Canada Inc..................................      Canada              BBDO Worldwide Inc.                100%
Ross Roy Group of Canada, Ltd....................      Canada         Ross Roy Communications, Inc.           100%
Ross Roy Communications Canada Limited...........      Canada        Ross Roy Group of Canada, Ltd.            67%
BBDO Chile, S.A..................................       Chile              BBDO Worldwide Inc.                 45%
BBDO/CNUAC Advertising Co. Ltd...................       China            BBDO Asia Pacific Ltd.                51%
Alberto H. Garnier, S.A..........................    Costa Rica            BBDO Worldwide Inc.                 20%
BBDO Zagreb......................................      Croatia             BBDO Worldwide Inc.                 60%
Impact/BBDO International Ltd....................      Cyprus              BBDO Worldwide Inc.                 44%
Impact/BBDO Group Partnership....................      Cyprus        Impact/BBDO International Ltd.            44%
                                                                Impact/BBDO Advertising & Marketing Ltd.        1%
Impact/BBDO Advertising & Marketing Ltd..........      Cyprus        Impact/BBDO International Ltd.            44%
Mark/BBDO Ltd....................................  Czech Republic      BBDO Worldwide Europe GmbH              45%
Media Direction Ltd..............................  Czech Republic      BBDO Worldwide Europe GmbH              30%
BBDO Denmark A/S.................................      Denmark              BBDO Holding A/S                   75%
BBDO Business Communications A/S.................      Denmark              BBDO Holding A/S                   32%
BBDO Holding A/S.................................      Denmark             BBDO Worldwide Inc.                 81%
SEPIA A/S........................................      Denmark              BBDO Denmark A/S                   19%
The Media Partnership A/S........................      Denmark              BBDO Denmark A/S                   14%
Impact/BBDO Ltd..................................       Egypt        Impact/BBDO International Ltd.            40%
Apex Publicidad, S.A.............................    El Salvador              Garnier/BBDO                     15%
Bookkeeper Investment OY.........................      Finland         BBDO Worldwide Europe GmbH              93%
La Compagnie/BBDO S.A............................      France          BBDO Worldwide Europe GmbH             100%
The Media Partnership ...........................      France            La Compagnie/BBDO S.A.                17%
West End S.A.....................................      France            La Compagnie/BBDO S.A.               100%
Proximite S.A....................................      France            La Compagnie/BBDO S.A.                76%
Realisation S.A..................................      France            La Compagnie/BBDO S.A.                97%
Deslegan S.A.....................................      France            La Compagnie/BBDO S.A.                40%
Reflexions S.A...................................      France            La Compagnie/BBDO S.A.               100%
BLL Looping......................................      France            La Compagnie/BBDO S.A.                25%
CLM/BBDO S.A.....................................      France            La Compagnie/BBDO S.A.               100%
BBDO Interactive GmbH............................      Germany                  BBDO GmbH                      40%
KNSK/BBDO Werbeagentur Gmbh......................      Germany                  BBDO GmbH                      40%
NOVUM Marketing- und Vertriebsberatung GmbH......      Germany                  BBDO GmbH                      32%
The Media Partnership GmbH.......................      Germany                  BBDO GmbH                      20%
Stein Holding GmbH...............................      Germany                  BBDO GmbH                      80%
TEAM DIRECT Ges fur Direct Marketing GmbH........      Germany                  BBDO GmbH                      64%
Boebel, Adam Werbeagentur GmbH...................      Germany                  BBDO GmbH                      34%
Art & Production Advertising Services GmbH.......      Germany                  BBDO GmbH                      52%
Sponsor Partners GmbH............................      Germany                  BBDO GmbH                      58%
Media Direction GmbH.............................      Germany                  BBDO GmbH                      57%
HM1 Ges. f. Direktmarketing and Werbelogistik GmbH     Germany                  BBDO GmbH                      52%
BBDO Dusseldorf GmbH.............................      Germany                  BBDO GmbH                      80%
Art & Production pre-press center GmbH...........      Germany   Art & Production Advertising Services GmbH    52%
Hildmann  & Schneider Werbeagentur GmbH..........      Germany                  BBDO GmbH                      80%
BBDO Dusseldorf GmbH Werbeagentur................      Germany                  BBDO GmbH                      80%
SELL BY TEL Telefon und Direktmarketing GmbH.....      Germany                  BBDO GmbH                      48%
Claus Koch Corporate Communications GmbH.........      Germany                  BBDO GmbH                      30%
BBDO Media Team GmbH.............................      Germany                  BBDO GmbH                      57%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
M.I.D GmbH.......................................      Germany                  BBDO GmbH                      40%
Hiel/BBDO GmbH...................................      Germany                  BBDO GmbH                      32%
K & K Kohtes & Klewes Kommunikation GmbH.........      Germany                  BBDO GmbH                      39%
Economia Holding GmbH (Hamburg)..................      Germany                  BBDO GmbH                      40%
Kofner & Partner Werbeagentur GmbH...............      Germany                  BBDO GmbH                      32%
Leonhardt & Kern Werbung GmbH....................      Germany                  BBDO GmbH                      32%
Luders/BBDO Werbeagentur GmbH....................      Germany                  BBDO GmbH                      39%
BBDO Dusseldorf GmbH Advertising.................      Germany                  BBDO GmbH                      80%
Leonhardt & Kern Alpha GmbH Werbeagentur.........      Germany        Leonhardt & Kern Werbung GmbH            20%
Leonhardt & Kern Beta GmbH Werbeagentur..........      Germany        Leonhardt & Kern Werbung GmbH            24%
Leonhardt & Kern Gamma GmbH Werbeagentur.........      Germany        Leonhardt & Kern Werbung GmbH            24%
BBDO GmbH .......................................      Germany         BBDO Worldwide Europe GmbH              80%
BBDO Worldwide Europe GmbH.......................      Germany             BBDO Worldwide Inc.                100%
Design and Grafikstudio "An der Alster" GmbH.....      Germany       Economia Holding GmbH (Hamburg)           32%
Manfred Baumann GmbH Hamburg.....................      Germany       Economia Holding GmbH (Hamburg)           40%
Economia Ges. f. Marketing and Werb. GmbH & Co KG      Germany       Economia Holding GmbH (Hamburg)           40%
Brodersen, Stampe und Partner Werbeagentur GmbH..      Germany       Economia Holding GmbH (Hamburg)           40%
DCS GmbH.........................................      Germany        HM1 Ges. f. Direktmarketing and
                                                                             Werbelogistik GmbH                52%
HM1 Heuser, Mayer & Partner Directmarketing GmbH.      Germany        HM1 Ges. f. Direktmarketing and
                                                                             Werbelogistik GmbH                52%
K & K Kohtes & Klewes PR GmbH....................      Germany    K & K Kohtes & Klewes Kommunikation GmbH     39%
K & K Kohtes & Klewes Kommunikation Dresden GmbH.      Germany    K & K Kohtes & Klewes Kommunikation GmbH     27%
K & K Kohtes & Klewes Kommunikation Frankfurt GmbH     Germany    K & K Kohtes & Klewes Kommunikation GmbH     31%
Viamedia* Medienagentur fur Radio & TV GmbH......      Germany    K & K Kohtes & Klewes Kommunikation GmbH     35%
PURE Information Public Relations GmbH...........      Germany    K & K Kohtes & Klewes Kommunikation GmbH     23%
K & K Kohtes, Klewes & Partner GmbH..............      Germany    K & K Kohtes & Klewes Kommunikation GmbH     23%
K&K Kohtes & Klewes Kommunikation Hamburg GmbH...      Germany    K & K Kohtes & Klewes Kommunikation GmbH     23%
Promotion Dynamics GmbH..........................      Germany             Stein Holding GmbH                  80%
Stein Promotions GmbH............................      Germany             Stein Holding GmbH                  80%
Stein Promotions Hamburg GmbH....................      Germany             Stein Holding GmbH                  80%
BBDO Advertising S.A.............................      Greece          BBDO Worldwide Europe GmbH              90%
Infomercial Direct S.A...........................      Greece             BBDO Advertising S.A.                90%
Team/Athens S.A..................................      Greece             BBDO Advertising S.A.                64%
Sponsoring Business Ltd..........................      Greece             BBDO Advertising S.A.                90%
Arrow II Advertising S.A.........................      Greece             BBDO Advertising S.A.                27%
SPO S.A..........................................      Greece             BBDO Advertising S.A.                45%
The Media Corp  S.A..............................      Greece             BBDO Advertising S.A.                90%
The Media Partnership S.A. ......................      Greece             BBDO Advertising S.A.                23%
Cinemax S.A......................................      Greece             BBDO Advertising S.A.                90%
Media Direction/Hellas S.A.......................      Greece             BBDO Advertising S.A.                90%
BBDO Business Communications S.A.................      Greece             BBDO Advertising S.A.                68%
IKON S.A.........................................      Greece             BBDO Advertising S.A.                44%
Point Zero S.A...................................      Greece             BBDO Advertising S.A.                28%
B/P/R Ltd........................................      Greece             BBDO Advertising S.A.                90%
Grafis S.A.......................................      Greece             BBDO Advertising S.A.                90%
Lamda Alpha S.A..................................      Greece             BBDO Advertising S.A.                23%
BBDO/Guatemala S.A...............................     Guatemala               Garnier/BBDO                     30%
Zeus/BBDO........................................     Honduras                Garnier/BBDO                     23%
BBDO Hong Kong Ltd...............................     Hong Kong          BBDO Asia Pacific Ltd.               100%
BBDO Asia Pacific Ltd............................     Hong Kong            BBDO Worldwide Inc.                100%
ADCOM BBDO Direct Limited........................     Hong Kong            BBDO Hong Kong Ltd.                100%
Topreklam/BBDO ..................................      Hungary         BBDO Worldwide Europe GmbH              96%
The Media Partnership............................      Hungary               Topreklam/BBDO                    24%
Hungarian Promotional............................      Hungary               Topreklam/BBDO                    53%
RK Swamy/BBDO Advertising Ltd....................       India            BBDO Asia Pacific Ltd.                20%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Gitam/BBDO Ltd...................................      Israel              BBDO Worldwide Inc.                 20%
BBDO Italy SpA...................................       Italy              BBDO Worldwide Inc.                100%
The Media Partnership SpA........................       Italy                BBDO Italy SpA                    25%
Strategies SAL...................................      Lebanon               Impact/BBDO SAL                   10%
Impact/BBDO SAL..................................      Lebanon       Impact/BBDO International Ltd.            22%
BBDO (Malaysia) Sdn Bhd..........................     Malaysia           BBDO Asia Pacific Ltd.               100%
BBDO Mexico, S.A. de C.V.........................      Mexico              BBDO Worldwide Inc.                 80%
Keja/Donia B.V...................................    Netherlands          BBDO Nederlands B.V.                 50%
FHV/BBDO B.V.....................................    Netherlands          BBDO Nederlands B.V.                 50%
Bennis BPR B.V...................................    Netherlands          BBDO Nederlands B.V.                 50%
Signum B.V.......................................    Netherlands          BBDO Nederlands B.V.                 50%
Bartels/Verdonk Impuls B.V.......................    Netherlands          BBDO Nederlands B.V.                 50%
BBDO BC B.V......................................    Netherlands          BBDO Nederlands B.V.                 50%
BBDO Nederlands B.V..............................    Netherlands           BBDO Worldwide Inc.                 50%
Liberty Films B.V................................    Netherlands              FHV/BBDO B.V.                    50%
Media Direction Netherlands B.V..................    Netherlands              FHV/BBDO B.V.                    31%
BBDO Beheer B.V..................................    Netherlands          BBDO Nederlands B.V.                 50%
Quadrant Communicatie B.V........................    Netherlands               Signum B.V.                     50%
Bruns van der Wijk B.V...........................    Netherlands          BBDO Nederlands B.V.                 15%
Grant Tandy B.V..................................    Netherlands            BBDO Canada Inc.                  100%
OFI Finance B.V..................................    Netherlands               Registrant                      66%
                                                                             BBDO Canada Inc.                  34%
Clemenger/BBDO Ltd. (N.Z.).......................    New Zealand           Clemenger BBDO Ltd.                 47%
Diversified Marketing Services Ltd. (N.Z.).......    New Zealand           Clemenger BBDO Ltd.                 47%
Colenso Communications Ltd. .....................    New Zealand       Clemenger/BBDO Ltd. (N.Z.)              47%
HKM Advertising Ltd. ............................    New Zealand       Clemenger/BBDO Ltd. (N.Z.)              47%
BBDO/Nicaragua S.A...............................     Nicaragua               Garnier/BBDO                     25%
BBDO Oslo AS.....................................      Norway          BBDO Worldwide Europe GmbH              48%
Media Direction A/S..............................      Norway                 BBDO Oslo AS                     48%
Schroder Production AS...........................      Norway                 BBDO Oslo AS                     48%
Garnier/BBDO ....................................      Panama              BBDO Worldwide Inc.                 50%
BBDO Panama......................................      Panama                 Garnier/BBDO                     26%
BBDO Peru S.A....................................       Peru               BBDO Worldwide Inc.                 51%
PAC/BBDO Worldwide Inc...........................    Philippines         BBDO Asia Pacific Ltd.                30%
BBDO Warsaw......................................      Poland              BBDO Worldwide Inc.                100%
The Media Partnership Lda........................     Portugal   BBDO Portugal Agencia de Publicidade, Lda.    24%
Media Direction..................................     Portugal   BBDO Portugal Agencia de Publicidade, Lda.    95%
Tempo Media S.A..................................     Portugal   BBDO Portugal Agencia de Publicidade, Lda.    38%
BBDO Portugal Agencia de Publicidade, Lda........     Portugal         BBDO Worldwide Europe GmbH              95%
BBDO Puerto Rico Inc.............................    Puerto Rico           BBDO Worldwide Inc.                 85%
Carlos Productions...............................      Romania                Graffiti/BBDO                    13%
Graffiti/BBDO....................................      Romania             BBDO Worldwide Inc.                 20%
BBDO Marketing A/O...............................      Russia          BBDO Worldwide Europe GmbH             100%
Impact/BBDO......................................   Saudi Arabia     Impact/BBDO International Ltd.            44%
BBDO Singapore Pte Ltd...........................     Singapore          BBDO Asia Pacific Ltd.               100%
Tiempo/BBDO Madrid S.A...........................       Spain               BBDO Espana S.A.                   65%
The Media Partnership S.A........................       Spain               BBDO Espana S.A.                   23%
Contrapunto S.A..................................       Spain               BBDO Espana S.A.                   67%
Nucleo de Comunicacion...........................       Spain               Contrapunto S.A.                   67%
Tiempo/BBDO S.A..................................       Spain               BBDO Espana S.A.                   77%
BBDO Espana S.A..................................       Spain              BBDO Worldwide Inc.                 90%
C.P. Comunicacion................................       Spain               Contrapunto S.A.                   62%
Media Direction Madrid...........................       Spain            Tiempo/BBDO Madrid S.A.               65%
DEC S.A.       ..................................       Spain               Tiempo/BBDO S.A.                   65%
Media Direction S.A..............................       Spain               Tiempo/BBDO S.A.                   77%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
CyberLine AG (SELLBYTELL AG).....................    Switzerland SELL BY TEL Telefon und Direktmarketing GmbH  22%
Ehrenstrahle International A.B...................      Sweden          BBDO Worldwide Europe GmbH              76%
HLR/BBDO Reklambyra A.B..........................      Sweden          BBDO Worldwide Europe GmbH             100%
Ehrenstrahle & Co. i Stockholm A.B...............      Sweden        Ehrenstrahle International A.B.           76%
HLR/Broadcast Filmproduction A.B.................      Sweden           HLR/BBDO Reklambyra A.B.              100%
Hird & Co. Annonsbyra A.B........................      Sweden           HLR/BBDO Reklambyra A.B.               52%
Gester & Co. A.B.................................      Sweden           HLR/BBDO Reklambyra A.B.               25%
BBDO Taiwan Advertising Company Ltd..............      Taiwan            BBDO Asia Pacific Ltd.                55%
Damask/BBDO Limited..............................     Thailand           BBDO Asia Pacific Ltd.                80%
Alice Marketing Communication Services...........      Turkey          BBDO Worldwide Europe GmbH              30%
BBDO Istanbul....................................      Turkey      Alice Marketing Communication Services      30%
Impact/BBDO......................................United Arab Emirates Impact/BBDO International Ltd.           44%
Abbott Mead Vickers PLC..........................  United Kingdom          BBDO Worldwide Inc.                 27%
First City/BBDO Ltd..............................  United Kingdom   Diversified Agency Services Ltd.           64%
BBDO Europe Ltd..................................  United Kingdom       Prism International Ltd.              100%
BBDO/Venezuela C.A...............................     Venezuela            BBDO Worldwide Inc.                 50%
DDB Needham Chicago Inc..........................     Delaware      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
The Focus Agency Inc.............................     Delaware      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
DDB Needham International Inc....................     Delaware         Omnicom International Inc.             100%
RPM Acquisition Inc..............................     Delaware      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
Del Rivero Messianu Advertising..................      Florida            RPM Acquisition Inc.                 25%
DDB Needham Worldwide Partners Inc...............     New York      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
The DDB Needham Worldwide Communications Group Inc.   New York                 Registrant                     100%
Doyle Dane Bernbach de Mexico S.A. de C.V........     New York                 Registrant                     100%
Griffin Bacal Inc................................     New York      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
DDB Needham Dallas, Inc..........................       Texas       The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
Focus Agency Limited Partnership.................       Texas             The Focus Agency Inc.                66%
                                                                    Rapp Collins Agency Group Inc.             33%
                                                                        C-D Acquisitions Inc.                   1%
PGC Advertising, Inc.............................       Texas                  Registrant                     100%
Elgin DDB Inc....................................    Washington      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                  100%
DDB Needham Worldwide Pty. Ltd. (Australia) .....     Australia   DDB Needham Worldwide Partners Inc.         100%
DDB Needham Brisbane Pty. Ltd....................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
Diversified Communications Group Pty Ltd.........     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
DDB Needham Adelaide Pty. Ltd....................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia)  60%
DDB Needham Sydney Pty. Ltd......................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
DDB Needham Melbourne Pty. Ltd...................     Australia   DDB Needham Worldwide Pty. Ltd. (Australia) 100%
Carr Clark Rapp Collins Pty Ltd..................     Australia     Diversified Communications Group Pty Ltd. 100%
Salesforce Victoria Pty Ltd......................     Australia     Diversified Communications Group Pty Ltd. 100%
Doyle Dane Bernbach Pty..........................     Australia                Registrant                     100%
DDB Needham Heye & Partner GmbH..................      Austria        DDB Needham Worldwide Partners Inc.     100%
DDB Needham Worldwide S.A. ......................      Belgium           DDB Needham International Inc.        20%
                                                                   The DDB Needham Worldwide Communications
                                                                                     Group Inc.                26%
                                                                       DDB Needham Worldwide Partners Inc.     20%
                                                                                 Registrant                    26%
T.M.P. S.A.......................................      Belgium           DDB Needham Worldwide S.A.            23%
Omnimedia S.A....................................      Belgium           DDB Needham Worldwide S.A.            46%
Marketing Power Rapp & Collins S.A...............      Belgium           DDB Needham Worldwide S.A.            60%
Production 32 S.A................................      Belgium           DDB Needham Worldwide S.A.            92%
DDB Needham Worldwide Brazil Publicidade Ltda....      Brazil      The DDB Needham Worldwide Communications
                                                                                  Group Inc.                   50%
Olympic DDB Needham Bulgaria.....................     Bulgaria          Olympic DDB Needham S.A.               63%
Omnicom Canada Inc...............................      Canada                  Registrant                     100%
Griffin Bacal Volny..............................      Canada              Griffin Bacal Inc.                  60%
Zegers DDB S.A...................................       Chile      DDB Needham Worldwide Partners Inc.         40%
Beijing DDB Needham Advertising Co. Ltd..........       China          DDB Needham Worldwide Ltd.              51%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Guangzhou DDB Advertising Ltd....................       China      DDB Needham (China) Investment Ltd.         80%
DDB Needham Worldwide Colombia Ltda..............     Colombia     DDB Needham Worldwide Partners Inc.         80%
Adcom DDB Needham S.A............................    Costa Rica    DDB Needham Worldwide Partners Inc.         60%
Futura DDB Croatia...............................      Croatia             DDB Needham S.C.E.                  36%
DDB Needham Prague...............................  Czech Republic  DDB Needham Worldwide Partners Inc.         82%
The Media Partnership A/S........................      Denmark           DDB Needham Denmark A/S                6%
Rapp & Collins DDBN A/S..........................      Denmark           DDB Needham Denmark A/S               49%
E-Scape Interactive A/S..........................      Denmark           DDB Needham Denmark A/S               60%
                                                                         Rapp & Collins DDBN A/S                7%
Administration APS...............................      Denmark           DDB Needham Denmark A/S                8%
                                                                         TBWA Reklamebureau A/S                 7%
                                                                         Rapp & Collins DDBN A/S                5%
                                                                           BBDO Denmark A/S                     8%
                                                                      BBDO Business Communications A/S          7%
DDB Needham Denmark A/S..........................      Denmark     DDB Needham Worldwide Partners Inc.         70%
RCM/DDB..........................................    El Salvador  Adcom/DDB Needham Centroamerica, S.A.        13%
Brand Sellers DDB Estonia A.S....................      Estonia          DDB Worldwide Helsinki Oy              58%
Brand Sellers DDB OY.............................      Finland          DDB Worldwide Helsinki Oy              67%
DDB Worldwide Helsinki Oy........................      Finland     DDB Needham Worldwide Partners Inc.         67%
Datum Optimum Media Oy...........................      Finland          DDB Worldwide Helsinki Oy              36%
Diritto Rapp & Collins Oy........................      Finland          DDB Worldwide Helsinki Oy              54%
Motamo S.A.......................................      France                 DDB & Co. S.A.                   41%
DDB Cybertime SARL...............................      France         DDB Communication France S.A.            79%
DDB Lille S.A....................................      France         DDB Communication France S.A.            48%
DDB The Way S.A..................................      France         DDB Communication France S.A.            63%
DDB Atlantique S.A...............................      France         DDB Communication France S.A.            74%
TMPF S.A.........................................      France          Optimum Media Direction S.A.            15%
La Marque Media SNC..............................      France          Optimum Media Direction S.A.            89%
TMPR S.A.........................................      France                   TMPF S.A.                      12%
Optimum Media SNC................................      France          Optimum Media Direction S.A.            89%
Optimum Media Direction S.A......................      France         DDB Communication France S.A.            39%
                                                                          La Compagnie/BBDO S.A.               50%
Media Direction SNC..............................      France          Optimum Media Direction S.A.            89%
Productions 32 SNC...............................      France         DDB Communication France S.A.            52%
                                                                                SDMS S.A.                      17%
DDB & Co S.A.....................................      France         DDB Communication France S.A.            51%
MODA S.A.........................................      France         DDB Communication France S.A.            79%
Directing/Rapp & Collins S.A.....................      France         DDB Communication France S.A.            55%
DDB Trade SNC....................................      France         DDB Communication France S.A.            79%
Marketic Conseil S.A.............................      France         DDB Communication France S.A.            44%
Piment S.A.......................................      France         DDB Communication France S.A.            49%
Providence SNC...................................      France                   MODA S.A.                      79%
SFV-Perre Contact S.A............................      France                   SDMS S.A.                      17%
                                                                      DDB Communication France S.A.            52%
DDB Communication France S.A.....................      France                  Registrant                      79%
Publiteam S.A....................................      France                   SDMS S.A.                      40%
Louis XIV S.A....................................      France         DDB Communication France S.A.            40%
OP & A S.A.......................................      France         DDB Communication France S.A.            40%
SDMS S.A.........................................      France         DDB Communication France S.A.            49%
Printer SNC......................................      France         DDB Communication France S.A.            40%
                                                                                SDMS S.A.                      24%
Boxa Nova SNC....................................      France                   SDMS S.A.                      24%
                                                                      DDB Communication France S.A.            40%
Groupe 32 SNC....................................      France              Productions 32 SNC                  35%
                                                                          SFV-Perre Contact S.A.               13%
                                                                               Printer SNC                     19%

                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Rapp & Collins SNC...............................      France         Directing/Rapp & Collins S.A.            27%
                                                                                Piment S.A.                    24%
DDB CIE SNC......................................      France         DDB Communication France S.A.            78%
DDB SNC..........................................      France         DDB Communication France S.A.            79%
Hoffmann, Reiser, Schalt Frankfurt...............      Germany  Communication Management GmbH Dusseldorf       48%
Optimum Sponsoring Dusseldorf....................      Germany      Jaschke Optimum Media Dusseldorf           26%
Optimum Media....................................      Germany  Communication Management GmbH Dusseldorf       99%
Production 32 Dusseldorf.........................      Germany  Communication Management GmbH Dusseldorf       99%
Jahns, Rapp & Collins Dusseldorf.................      Germany  Communication Management GmbH Dusseldorf       50%
                                                                           Heye & Partner GmbH                 18%
Hering, Selby & Co. Hamburg......................      Germany  Communication Management GmbH Dusseldorf       30%
Wensauer & Partner Ludwigsburg...................      Germany  Communication Management GmbH Dusseldorf       10%
Screen GmbH......................................      Germany  Communication Management GmbH Dusseldorf       99%
InterScreen GmbH.................................      Germany                 Screen GmbH                     49%
The Media Partnership GmbH.......................      Germany  Communication Management GmbH Dusseldorf       25%
DDB Needham Beteiligungsgesellschaft GmbH........      Germany  Communication Management GmbH Dusseldorf       82%
DDB Needham GmbH Dusseldorf......................      Germany  Communication Management GmbH Dusseldorf       99%
Fritsch Heine Rapp & Collins GmbH................      Germany  Communication Management GmbH Dusseldorf       85%
Heye & Partner GmbH..............................      Germany     DDB Needham Worldwide Partners Inc.         45%
Heye Management Service GmbH.....................      Germany             Heye & Partner GmbH                 23%
Print, Munchen GmbH..............................      Germany             Heye & Partner GmbH                 45%
Communication Management GmbH Dusseldorf.........      Germany                 Registrant                      99%
Optimum Media Direction Germany GmbH.............      Germany             Heye & Partner GmbH                 23%
                                                                               BBDO GmbH                       40%
DDBN GmbH (Frankfurt)............................      Germany  DDB Needham Beteiligungsgesellschaft GmbH      82%
Olympic DDB Needham S.A..........................      Greece      DDB Needham Worldwide Partners Inc.         63%
Tempo Hellas S.A.................................      Greece           Olympic DDB Needham S.A.               45%
                                                                           TBWA/Producta S.A.                  15%
Rapp Collins Hellas S.A..........................      Greece           Olympic DDB Needham S.A.               32%
The Media Partnership S.A........................      Greece           Olympic DDB Needham S.A.               16%
DDB Needham S.C.E................................      Greece           Olympic DDB Needham S.A.               63%
Leon & Partners..................................      Greece           Olympic DDB Needham S.A.               25%
Publinac/DDB Needham Guatemala [C.A.]............     Guatemala   Adcom/DDB Needham Centroamerica, S.A.        11%
Adcom/DDB Needham ...............................     Honduras    Adcom/DDB Needham Centroamerica, S.A.        25%
Bentley Communications Ltd.......................     Hong Kong       DDB Needham Asia Pacific Ltd.            33%
                                                                    Diversified Agency Services Ltd.           35%
Window Creative Ltd..............................     Hong Kong       DDB Needham Asia Pacific Ltd.            85%
DDB Needham Worldwide Ltd........................     Hong Kong       DDB Needham Asia Pacific Ltd.           100%
BPR Advertising Company Limited..................     Hong Kong       DDB Needham Asia Pacific Ltd.            28%
                                                                    Diversified Agency Services Ltd.           30%
DDB Needham Asia Pacific Ltd.....................     Hong Kong    DDB Needham Worldwide Partners Inc.        100%
DDB Needham (China) Investment Ltd...............     Hong Kong       DDB Needham Asia Pacific Ltd.           100%
DDB Needham Advertising Co. (Budapest)...........      Hungary       DDB Needham Heye & Partner GmbH           40%
                                                                     DDB Needham Worldwide Partners Inc.       40%
Lexington  Bt....................................      Hungary   DDB Needham Advertising Co. (Budapest)        40%
                                                                               Madison Bt.                     33%
Madison Bt.......................................      Hungary   DDB Needham Advertising Co. (Budapest)        66%
MUDRA Communications Ltd.......................         India   The DDB Needham Worldwide Communications
                                                                                  Group Inc                    10%
Verba DDB Needham S.R.L..........................       Italy      DDB Needham Worldwide Partners Inc.         85%
Optimum Media Direction..........................       Italy           Verba DDB Needham S.R.L.               43%
                                                                             BBDO Italy SpA                    50%
Verba PSA S.R.L..................................       Italy           Verba DDB Needham S.R.L.               55%
Grafika S.R.L....................................       Italy           Verba DDB Needham S.R.L.               85%
Nadler S.R.L.....................................       Italy           Verba DDB Needham S.R.L.               85%
TMP Italy S.R.L..................................       Italy           Verba DDB Needham S.R.L.               21%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Rapp Collins S.R.L...............................       Italy           Verba DDB Needham S.R.L.               68%
DDB Needham Japan Inc............................       Japan    The DDB Needham Worldwide Communications
                                                                                Group Inc.                    100%
DDB Needham DIK Korea............................       Korea      DDB Needham Worldwide Partners Inc.         25%
Brand Sellers DDB Baltic.........................      Latvia           DDB Worldwide Helsinki Oy              44%
Naga DDB SDN BHD.................................     Malaysia        DDB Needham Asia Pacific Ltd.            30%
DDB Needham Worldwide S.A. de C.V................      Mexico                  Registrant                     100%
Result DDB.......................................    Netherlands   DDB Needham Worldwide Partners Inc.         90%
Capital Advice B.V...............................    Netherlands               Result DDB                      90%
Rapp and Collins B.V.............................    Netherlands               Result DDB                      90%
DDB Needham Holding B.V..........................    Netherlands   DDB Needham Worldwide Partners Inc.        100%
The Media Partnership............................    Netherlands               Result DDB                      17%
Tom Tom B.V......................................    Netherlands               Result DDB                      68%
DDB Needham New Zealand Ltd......................    New Zealand       DDB Needham Worldwide Ltd.              60%
DDB Needham Worldwide Ltd........................    New Zealand     DDB Needham Worldwide Pty. Ltd.
                                                                              (Australia)                     100%
New Deal DDB Needham A/S.........................      Norway           DDB Needham Holding B.V.                2%
                                                                    DDB Needham Worldwide Partners Inc.        49%
Optimum Media A/S................................      Norway           New Deal DDB Needham A/S               46%
Big Deal Film A/S................................      Norway           New Deal DDB Needham A/S               51%
Real Deal DDB A/S................................      Norway           New Deal DDB Needham A/S               26%
HMP DDB Needham A/S..............................      Norway           New Deal DDB Needham A/S               26%
Macaroni A/S.....................................      Norway           New Deal DDB Needham A/S               20%
                                                                          HMP DDB Needham A/S                   3%
Pro Deal A/S.....................................      Norway           New Deal DDB Needham A/S               51%
KS Reklameformidling.............................      Norway           New Deal DDB Needham A/S                3%
Adcom/DDB Needham Centroamerica, S.A.............      Panama      DDB Needham Worldwide Partners Inc.         50%
Adcom/DDB Needham Panama S.A.....................      Panama     Adcom/DDB Needham Centroamerica, S.A.        15%
AMA DDB Needham Worldwide Inc....................    Philippines      DDB Needham Asia Pacific Ltd.            51%
DDB Needham Worldwide Warszawa...................      Poland      DDB Needham Worldwide Partners Inc.        100%
Optimum Media Sp.Z.O.O...........................      Poland      DDB Needham Worldwide Partners Inc.         70%
Tempo Media Agencia de Meios, Publicidade S.A....     Portugal      DDB Needham Worldwide & Guerreiro
                                                                            Publicidade S.A.                   28%
The Media Partnership............................     Portugal      DDB Needham Worldwide & Guerreiro
                                                                            Publicidade S.A.                   18%
DDB Needham Worldwide & Guerreiro Publicidade S.A.    Portugal                  Registrant                     70%
Olympic DDB Romania SRL..........................      Romania               DDB Needham S.C.E.                63%
DDB Needham Worldwide GAF Pte. Ltd...............     Singapore        DDB Needham Asia Pacific Ltd.          100%
DDB Needham Worldwide Bratislava.................  Slovak Republic   DDB Needham Worldwide Partners Inc.       74%
Tandem DDB, S.A..................................       Spain    The DDB Needham Worldwide Communications
                                                                                Group Inc.                      7%
                                                                               Registrant                      79%
Tandem Campmany Guasch DDB, S.A..................       Spain                  Registrant                       2%
                                                                            Tandem DDB, S.A.                   84%
Optimum Media S.A................................       Spain       Tandem Campmany Guasch DDB, S.A.           86%
Instrumens/Rapp & Collins S.A....................       Spain               Tandem DDB, S.A.                   86%
Screen SA (Barcelona)............................       Spain                  Screen GmbH                     99%
A Toda Copia S.A.................................       Spain               Tandem DDB, S.A.                   86%
The Media Partnership S.A........................       Spain               Tandem DDB, S.A.                   19%
Paradiset DDB Needham A.B........................      Sweden       DDB Needham Worldwide Sweden A.B.          51%
DDB Needham Worldwide Sweden A.B.................      Sweden      DDB Needham Worldwide Partners Inc.        100%
Seiler DDB AG....................................    Switzerland         DDB Needham Holding AG                30%
DDB Needham Holding AG...........................    Switzerland               Registrant                     100%
DDB Needham Worldwide Inc........................      Taiwan         DDB Needham Asia Pacific Ltd.            90%
Spaulding & Hawi DDB Advertising Co., Ltd........     Thailand   The DDB Needham Worldwide Communications
                                                                                Group Inc.                    100%
Medina/Turgul DDB................................      Turkey      DDB Needham Worldwide Partners Inc.         30%
BMP DDB Ltd......................................  United Kingdom            Omnicom UK Ltd.                  100%
Billco Ltd.......................................  United Kingdom             BMP DDB Ltd.                    100%
Online Magic Ltd.................................  United Kingdom             BMP DDB Ltd.                     50%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Optimum Media Direction Ltd......................  United Kingdom             BMP DDB Ltd.                    100%
Outdoor Connection Ltd...........................  United Kingdom             BMP DDB Ltd.                     33%
Griffin Bacal Limited............................  United Kingdom       Prism International Ltd.              100%
Target DDB Publicidad C.A........................     Venezuela   DDB Needham Worldwide Partners, Inc.         40%
Baxter, Gurian & Mazzei, Inc.....................    California   Health & Medical Communications, Inc.       100%
Rainoldi, Kerzner & Radcliffe, Inc...............    California        Kallir, Philips, Ross Inc.             100%
Alcone Marketing Group, Inc......................    California                Registrant                     100%
Copithorne & Bellows Public Relations Inc........    California                Registrant                     100%
Team South.......................................     Delaware    Rapp Collins Worldwide Holdings Inc.        100%
Quantum Plus Corp................................     Delaware    Rapp Collins Worldwide Holdings Inc.        100%
Clark & Weinstock Inc............................     Delaware                 Registrant                     100%
Ketchum International, Inc.......................     Delaware    Ketchum Communications Holdings, InC.       100%
Creative Media L.L.C.............................     Delaware           Premier Magazines Inc.                99%
                                                                  Goodby, Silverstein & Partners Holding Inc.   1%
Doremus & Company................................     Delaware             BBDO Worldwide Inc.                100%
Doremus Printing Corp............................     Delaware              Doremus & Company                 100%
Porter Novelli Inc...............................     Delaware              Doremus & Company                 100%
Premier Magazines Inc............................     Delaware                 Registrant                     100%
Lyons/Lavey/Nickel/Swift, Inc....................     Delaware           Lavey/Wolff/Swift, Inc.              100%
Rapp Collins Worldwide Inc. (DE).................     Delaware    Rapp Collins Worldwide Holdings Inc.        100%
Rapp Collins Agency Group Inc....................     Delaware                 Registrant                     100%
Optima Direct Inc................................     Delaware                 Registrant                     100%
Merkley Newman Harty, Inc........................     Delaware                 Registrant                     100%
Gavin Anderson & Company Worldwide Inc...........     Delaware                 Registrant                     100%
Bernard Hodes Advertising Inc....................     Delaware                 Registrant                     100%
Rapp Collins Worldwide Limited Partnership.......     Delaware    Rapp Collins Worldwide Holdings Inc.         99%
                                                                     Rapp Collins Worldwide GP Inc.             1%
Rapp Collins Worldwide GP Inc....................     Delaware                 Registrant                     100%
Rapp Collins Worldwide Holdings Inc..............     Delaware                 Registrant                     100%
Zintzmeyer & Lux (NA) Inc........................     Delaware      Interbrand Zintzmeyer & Lux A.G.          100%
Millsport L.L.C..................................     Delaware           Premier Magazines Inc.                25%
Medi Cine, Inc...................................     Delaware    Health & Medical Communications, Inc.       100%
Frank J. Corbett, Inc............................     Illinois    Health & Medical Communications, Inc.       100%
Rapp Collins Worldwide Inc. (IL).................     Illinois    Rapp Collins Worldwide Holdings Inc.        100%
HRC Illinois Inc.................................     Illinois    Rapp Collins Worldwide Holdings Inc.        100%
Brodeur & Partners Inc...........................   Massachusetts              Registrant                     100%
The Rodd Group Inc...............................     New York                 Registrant                      25%
Gerstman + Meyers Inc............................     New York          Interbrand Schechter Inc.             100%
RC Communications, Inc...........................     New York                 Registrant                      99%
Health & Medical Communications, Inc.............     New York             BBDO Worldwide Inc.                100%
Gavin Anderson & Company Inc.....................     New York   Gavin Anderson & Company Worldwide Inc.      100%
Lavey/Wolff/Swift, Inc...........................     New York    Health & Medical Communications, Inc.       100%
Interbrand Schechter Inc.........................     New York                 Registrant                     100%
Health Science Communications Inc................     New York                 Registrant                     100%
Kallir, Philips, Ross, Inc.......................     New York                 Registrant                     100%
Shain Colavito Pensabene Direct, Inc.............     New York                 Registrant                     100%
Harrison & Star, Inc.............................     New York                 Registrant                     100%
Harrison Star Public Relations, Inc..............     New York                 Registrant                     100%
Rapp & Collins USA Inc...........................     New York                 Registrant                     100%
Gavin Anderson & Company (Japan), Inc............     New York                 Registrant                     100%
Ketchum Communications, Inc......................   Pennsylvania  Ketchum Communications Holdings, Inc.       100%
Ketchum Communications Holdings, Inc.............   Pennsylvania               Registrant                     100%
GMR Group Inc....................................   Pennsylvania               Registrant                      47%
TLP, Inc.........................................       Texas                  Registrant                     100%
MDI S.A..........................................     Argentina                Registrant                      25%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Gavin Anderson & Company Pty Ltd.................     Australia  Gavin Anderson & Company Worldwide Inc.      100%
Canberra Liaison.................................     Australia     Gavin Anderson & Company Pty Ltd.          40%
PPD Sales Services GmbH..........................      Austria           PPD Sales Services GmbH               84%
GPC Market Access Europe S.A.....................      Belgium        GPC Market Access Group Ltd.             36%
                                                                            GPC Connect Ltd.                   49%
KPR S.A..........................................      Belgium         Kallir, Philips, Ross, Inc.             26%
CPM Belgium S.A..................................      Belgium           Promotess Holdings S.A.              100%
Promotess Holdings S.A...........................      Belgium      Diversified Agency Services Ltd.          100%
Rapp Collins Brazil..............................      Brazil                  Registrant                      70%
Langdon Starr Inc................................      Canada              Omnicom Canada Inc.                 20%
GPC International Holdings Inc...................      Canada                  Registrant                      20%
Pathways Marketing Consultants (Shanghai) Co. Ltd.      China                  Registrant                      50%
Rapp Collins Centro America SA...................    Costa Rica   Rapp Collins Worldwide Limited Partnership   50%
PPD Marketing Services Spol.sr.o.................  Czech Republic        PPD Sales Services GmbH               43%
                                                                      PPD Marketing Services GmbH              41%
S.C.H. Consultants S.A...........................      France         GPC Market Access Group Ltd.             38%
Gavin Anderson & Company (France) S.A............      France    Gavin Anderson & Company Worldwide Inc.       90%
The Media Partnership Europe S.A.................      France                Omnicom UK Ltd.                   48%
Product Plus (France) S.A........................      France        Product Plus International Ltd.           83%
Ketchum Advertising France.......................      France          Ketchum International, Inc.             49%
KPRW Paris.......................................      France          Ketchum International, Inc.             60%
AZ Promotion - Moridis S.A.......................      France                Omnicom UK Ltd.                   40%
Gavin Anderson & Company Worldwide GmbH..........      Germany         BBDO Worldwide Europe GmbH              92%
TARGIS Agentur fur Kommunikation GmbH............      Germany      Diversified Agency Services Ltd.           51%
KPRW Munich GmbH.................................      Germany         Ketchum International, Inc.            100%
Ketchum Advertising GmbH.........................      Germany         Ketchum International, Inc.             65%
Advantage GmbH...................................      Germany              Doremus & Company                  35%
Zintzmeyer & Lux GmbH............................      Germany      Interbrand Zintermeyer & Lux A.G.         100%
Diversified Agency Services GmbH.................      Germany                 Registrant                      98%
                                                                    Diversified Agency Services Ltd.            2%
CPM International GmbH...........................      Germany      Diversified Agency Services GmbH           98%
                                                                         CPM International Ltd.                 2%
PPD Verwaltungs-GmbH.............................      Germany      Diversified Agency Services GmbH          100%
PPD Sales Services GmbH..........................      Germany           CPM International GmbH                 4%
                                                                          PPD Verwaltungs-GmbH                 80%
PPD Marketing Services GmbH......................      Germany           CPM International GmbH                 4%
                                                                          PPD Verwaltungs-GmbH                 80%
CCS Handelsservice GmbH..........................      Germany           PPD Sales Services GmbH               33%
Gavin Anderson & Company (H.K.) Ltd..............     Hong Kong  Gavin Anderson & Company Worldwide Inc.      100%
Doremus Hong Kong Ltd............................     Hong Kong             Doremus & Company                 100%
Product Plus (Far East) Ltd......................     Hong Kong      Product Plus International Ltd.           83%
Diversified Agency Services Ltd..................     Hong Kong       DDB Needham Asia Pacific Ltd.           100%
Rapp Collins Worldwide (Hong Kong) Ltd...........     Hong Kong     Diversified Agency Services Ltd.           80%
PPD Marketing Services Szolgaltata kft...........      Hungary           PPD Sales Services GmbH               42%
                                                                        PPD Marketing Services GmbH            42%
CCS Magyat Kft...................................      Hungary           PPD Sales Services GmbH               84%
Counter Products Marketing (Ireland) Ltd.........      Ireland           CPM International Ltd.               100%
Interbrand Italia Srl............................       Italy                Omnicom UK Ltd.                   25%
Inventa Srl......................................       Italy             Interbrand Italia Srl                15%
                                                                              Omnicom UK Ltd.                  10%
CPM Italia Srl...................................       Italy             Interbrand Italia Srl                25%
KPRW Milan.......................................       Italy          Ketchum International, Inc.             41%
PRAP Japan.......................................       Japan          Ketchum International, Inc.             15%
Kabushiki Kaisha Interbrand Japan................       Japan             Interbrand Group plc                 74%
                                                                Interbrand International Holdings (I.I.H.) BV  26%

                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Interbrand Korea Inc.............................      Korea             Interbrand Group plc                 100%
Ketchum Mexico S.A. de C.B.......................      Mexico          Ketchum International, Inc.            100%
Rapp Collins Marcoa Mexico S.A. de C.V...........      Mexico    Rapp Collins Worldwide Limited Partnership   100%
CPM Nederland Field Marketing B.V................    Netherlands            CPM Belgium S.A.                  100%
Interbrand International Holdings (I.I.H.) BV....    Netherlands          Interbrand Group plc.               100%
PPD Marketing Services Sp.z.o.o..................      Poland            PPD Sales Services GmbH               43%
                                                                       PPD Marketing Services GmbH             41%
GPC Market Access Scotland Ltd...................     Scotland        GPC Market Access Group Ltd.             85%
Gavin Anderson & Company (Singapore) Pte. Ltd....     Singapore       Gavin Anderson & Company Inc.            60%
Interbrand Design Counsel Pte. Ltd...............     Singapore                Registrant                      40%
PPD Marketing Services Spol.sr.o.................  Slovak Republic       PPD Sales Services GmbH               43%
                                                                       PPD Marketing Services GmbH             41%
Adding Cognis SL.................................       Spain       Diversified Agency Services Ltd.           40%
Product Plus Iberica SA..........................       Spain        Product Plus International Ltd.           83%
Marketing Aplicado SA............................       Spain                Omnicom UK Ltd.                   40%
Ecosens AG.......................................    Switzerland    Interbrand Zintzmeyer & Lux A.G.           40%
Ketchum Public Relations plc.....................  United Kingdom   Diversified Agency Services Ltd.          100%
GPC Connect Ltd..................................  United Kingdom     GPC Market Access Group Ltd.             85%
Affinity Consulting Ltd..........................  United Kingdom    Countrywide Porter Novelli Ltd.           41%
Vandisplay Ltd...................................  United Kingdom        CPM International Ltd.               100%
CPM Field Marketing Ltd..........................  United Kingdom      Davidson Pearce Group Ltd.             100%
Alcone/ Europe Ltd...............................  United Kingdom      Davidson Pearce Group Ltd.             100%
Product Plus International Ltd...................  United Kingdom      Davidson Pearce Group Ltd.              83%
Countrywide Porter Novelli Ltd...................  United Kingdom   Diversified Agency Services Ltd.          100%
DAS Financial Services Ltd.......................  United Kingdom   Diversified Agency Services Ltd.           75%
                                                                            BBDO Canada Inc.                   25%
Medi Cine International plc......................  United Kingdom   Diversified Agency Services Ltd.          100%
WWAV Rapp Collins Group Ltd......................  United Kingdom   Diversified Agency Services Ltd.          100%
Gavin Anderson (UK) Ltd..........................  United Kingdom   Diversified Agency Services Ltd.          100%
GPC Market Access Group Ltd......................  United Kingdom   Diversified Agency Services Ltd.           85%
Doremus & Company Ltd............................  United Kingdom   Diversified Agency Services Ltd.          100%
Prism International Ltd..........................  United Kingdom   Diversified Agency Services Ltd.          100%
Omnicom UK Ltd...................................  United Kingdom   Diversified Agency Services Ltd.          100%
Market Access Ltd................................  United Kingdom     GPC Market Access Group Ltd.             85%
Interbrand UK Ltd................................  United Kingdom         Interbrand Group plc.               100%
Smythe Dorward Lambert Ltd.......................  United Kingdom            Omnicom UK Ltd.                  100%
Scope Ketchum Communications Group Ltd...........  United Kingdom            Omnicom UK Ltd.                  100%
Perception Design Ltd............................  United Kingdom  Scope Ketchum Communications Group Ltd.     51%
                                                                             Omnicom UK Ltd.                   49%
Scope Ketchum Communications Ltd.................  United Kingdom  Scope Ketchum Communications Group Ltd.     85%
                                                                             Omnicom UK Ltd.                   15%
Scope Ketchum Sponsorship Ltd....................  United Kingdom  Scope Ketchum Communications Group Ltd.     85%
                                                                             Omnicom UK Ltd.                   15%
Scope Public Affairs Ltd.........................  United Kingdom  Scope Ketchum Communications Group Ltd.     50%
                                                                             Omnicom UK Ltd.                   50%
Markforce Associates Ltd.........................  United Kingdom         Interbrand Group plc.               100%
Interbrand Group plc.............................  United Kingdom            Omnicom UK Ltd.                  100%
Granby Marketing Services Ltd....................  United Kingdom            Omnicom UK Ltd.                  100%
CPM International Ltd............................  United Kingdom            Omnicom UK Ltd.                  100%
Davidson Pearce Group Ltd........................  United Kingdom            Omnicom UK Ltd.                  100%
Specialist Publications (UK) Ltd.................  United Kingdom            Omnicom UK Ltd.                  100%
Interbrand Zintermeyer & Lux A.G.................  United Kingdom            Omnicom UK Ltd.                  100%
The Anvil Consultancy Ltd........................  United Kingdom            Omnicom UK Ltd.                  100%
Premier Magazines Ltd............................  United Kingdom            Omnicom UK Ltd.                   75%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
Colour Solutions Ltd.............................  United Kingdom            Omnicom UK Ltd.                  100%
Solutions in Media Ltd...........................  United Kingdom            Omnicom UK Ltd.                  100%
Paling Walters Targis Ltd........................  United Kingdom            Omnicom UK Ltd.                  100%
A Plus Group Ltd.................................  United Kingdom            Omnicom UK Ltd.                   20%
Porter Novelli Ltd...............................  United Kingdom            Omnicom UK Ltd.                  100%
Macmillan Davies Hodes Advertising Ltd...........  United Kingdom       Prism International Ltd.              100%
Macmillan Davies Hodes Consultants Ltd...........  United Kingdom       Prism International Ltd.              100%
Diversified Agency Services Ltd..................  United Kingdom              Registrant                     100%
The Computing Group Ltd..........................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
Data Warehouse Ltd...............................  United Kingdom     WWAV Rapp Collins Group Ltd.             50%
WWAV Rapp Collins Ltd............................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
WWAV Rapp Collins North Ltd......................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
HLB Ltd..........................................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
WWAV Rapp Collins Scotland Ltd...................  United Kingdom     WWAV Rapp Collins Group Ltd.            100%
Clark McKay Buckingham Ltd.......................  United Kingdom     WWAV Rapp Collins Group Ltd.             25%
                                                                             BMP DDB Limited                   25%
Financial Database Marketing Ltd.................  United Kingdom     WWAV Rapp Collins North Ltd.             14%
TBWA Chiat/Day Inc...............................     Delaware           TBWA International B.V.               10%
                                                                               Registrant                      90%
The Chop Shop Editorial, Inc.....................     Delaware            TBWA Chiat/Day Inc.                 100%
Grand Central Partners L.P.......................     Missouri            TBWA Chiat/Day Inc.                  23%
TBWA Chiat/Day Inc. St. Louis....................     Missouri            TBWA Chiat/Day Inc.                 100%
TBWA Chiat/Day GBD Holdings, Inc.................     New York            TBWA Chiat/Day Inc.                 100%
GBB Advertising Co...............................     New York      TBWA Chiat/Day GBD Holdings, Inc.          51%
Savaglio TBWA y Associados S.A...................     Argentina                Registrant                      20%
Whybin TBWA Pty Ltd..............................     Australia                Registrant                      51%
Auspace Media Pty Ltd............................     Australia            Whybin TBWA Pty Ltd                 26%
TBWA S.A. (Brussels).............................      Belgium           TBWA International B.V.              100%
Illuco S.A. (Brussels)...........................      Belgium            TBWA S.A. (Brussels)                100%
Concept+.........................................      Belgium           TBWA International B.V.               61%
Eurospace S.A....................................      Belgium            TBWA S.A. (Brussels)                100%
TBWA Brazil......................................      Brazil      Omnicom International Holdings Inc.        100%
TBWA Graciotti Schonburg Navarro LTDA............      Brazil                  Registrant                      51%
Stringer Veroni Ketchum..........................      Canada              Omnicom Canada Inc.                 67%
                                                                      Ketchum International, Inc.              33%
Frederick y Valenzuela TBWA Disenadores Asociados S.A.  Chile                  Registrant                      30%
TBWA Reklamebureau A/S...........................      Denmark                 Registrant                      62%
Eliasson & Jesting/TBWA Dialog...................      Denmark           TBWA Reklamebureau A/S                51%
TBWA S.A.(Paris).................................      France            TBWA International B.V.               75%
TBWA (Deutschland) Holding GmbH (Frankfurt)......      Germany           TBWA International B.V.              100%
TBWA Werbeagentur GmbH...........................      Germany    TBWA (Deutschland) Holding GmbH (Frankfurt) 100%
TBWA Dusseldorf GmbH.............................      Germany           TBWA Werbeagentur GmbH               100%
Graf Bertel Buczek GmbH..........................      Germany             GBB Advertising Co.                 51%
TBWA/Producta S.A................................      Greece                  Registrant                      51%
TBWA Lee Davis Advertising Ltd...................     Hong Kong                Registrant                      51%
Fokusz TBWA Marketingkommunikacio KFT............      Hungary           TBWA International B.V.               30%
TBWA Italia SpA (Milan)..........................       Italy            TBWA International B.V.              100%
Teran TBWA Publicidad............................      Mexico                  Registrant                      30%
TBWA International B.V...........................    Netherlands               Registrant                     100%
Multicom Direct Marketing & Advertising..........    Netherlands         TBWA International B.V.              100%
TBWA Campaign Company ...........................    Netherlands         TBWA International B.V.              100%
Dresme Van Dijk Partners.........................    Netherlands         TBWA International B.V.              100%
Direct Company B.V...............................    Netherlands        Dresme Van Dijk Partners              100%
TBWA/ H Nethwork B.V. ...........................    Netherlands         TBWA International B.V.               50%
TISSA Holding B.V................................    Netherlands         TBWA International B.V.              100%


                                                                       EXHIBIT K

                                                                      Schedule I

                                                                                                          Percentage
                                                                                                           of Voting
                                                    Jurisdiction                                          Securities
                                                         of                      Owning                    Owned by
                      Company                       Incorporation                Entity                   Registrant
                      -------                       -------------                ------                   ----------
TBWA Reclame & Marketing.........................    Netherlands         TBWA International B.V.              100%
TBWA Reklamebyra AS..............................      Norway            TBWA International B.V.               34%
TBWA Warsawa SP.Z.O.O............................      Poland                  Registrant                      41%
EPG-TBWA Publicidade Ltd.........................     Portugal                 Registrant                      65%
TBWA Fong Haque and Soh Pte Ltd..................     Singapore                Registrant                      70%
Hunt Lascaris TBWA Holdings (Pty) Limited........   South Africa         TBWA International B.V.               20%
                                                                               Registrant                      55%
Hunt Lascaris TBWA Johannesberg (Pty) Limited....   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    75%
Hunt Lascaris TBWA FMC (Pty) Limited.............   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    75%
Hunt Lascaris TBWA (Durban) (Pty) Limited........   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    60%
Paroden Inv Holdings (Pty) Limited...............   South Africa         TBWA International B.V.              100%
Hunt Lascaris TBWA Cape (Pty) Limited............   South Africa  Hunt Lascaris TBWA Holdings (Pty) Limited    64%
Schalit Shipley Nethwork.........................   South Africa               Registrant                      20%
                                                                          TBWA/ H Nethwork B.V.                10%
                                                                    Paroden Inv Holdings (Pty) Limited         40%
Rapp Collins S.A.................................   South Africa               Registrant                      80%
South Africa Advertising Investments (Pty) Limited  South Africa               Registrant                      60%
DDB Needham South Africa (Pty) Limited...........   South Africa   South Africa Advertising Investments
                                                                             (Pty) Limited                     41%
Eurospace Africa (Proprietary) Limited...........   South Africa               Registrant                      51%
The White House..................................   South Africa   DDB Needham South Africa (Pty) Limited      41%
TBWA Espana S.A..................................       Spain            TBWA International B.V.               95%
TBWA Sweden A.B..................................      Sweden                  Registrant                     100%
TBWA Reklambyra KB...............................      Sweden               TBWA Sweden A.B.                   50%
TBWA International A.G...........................    Switzerland         TBWA International B.V.              100%
TBWA A.G. (Zurich)...............................    Switzerland         TBWA International A.G.              100%
TBWA GGK Zurich AG...............................    Switzerland         TBWA International B.V.               35%
TBWA Next & Triplet Advertising Co. Limited......     Thailand                 Registrant                      51%
TBWA Ltd.........................................  United Kingdom      Floral Street Holdings Ltd.            100%
TISSA Ltd........................................  United Kingdom      Floral Street Holdings Ltd.            100%
Genesis Digital Creation Limited.................  United Kingdom               TBWA Ltd.                     100%
TBWA Direct Limited..............................  United Kingdom               TBWA Ltd.                     100%
Rose Video Ltd...................................  United Kingdom               TBWA Ltd.                     100%
Floral Street Holdings Ltd.......................  United Kingdom   Diversified Agency Services Limited       100%


                                                                       EXHIBIT K

                                                                     Schedule II

OMNICOM GROUP INC
DOMESTIC BORROWINGS
AS OF SEPTEMBER 30, 1997

                                     AMOUNT          PAYEE
                                     ------          -----

BRODEUR & PARTNERS INC.

                                        350       NYNEX CREDIT
                                      4,373       EATON FINANCIAL
                                      4,508       VECTOR FINANCIAL

SHAIN COLAVITO PENSABENE
   DIRECT, INC.

                                     30,107       CHRISTIAN HEGE

KETCHUM COMMUNICATIONS, INC.

                                        575       DIGITAL LEASING
                                     29,644       DANA LEASING
                                    265,813       AT&T LEASING
                                    787,076       NOTES PAYABLE -   STOCKHOLDERS

COPITHORNE & BELLOWS PUBLIC
   RELATIONS, INC.

                                      4,924       REPUBLIC LEASING
                                     10,877       TAYLOR LEASING
                                      9,418       HEWLETT PACKARD
                                     84,341       BANK OF THE WEST
                                  ---------
                                  1,232,006
                                  =========

                                                                       EXHIBIT K

                                                                    Schedule III

1.   Indebtedness outstanding under the Credit Agreement.

2. Indebtedness evidenced by the Guarantor's 4-1/4% Convertible Subordinated Debentures due 2007.

3. Indebtedness evidenced by the Guarantor's 2-1/4% Convertible Subordinated Debentures due 2013.

4. Indebtedness having a maturity of one year or less incurred by the Borrowers under committed or uncommitted lines of credit with one or more commercial banks.

5. Indebtedness evidenced by BBDO Canada Inc.'s 111,000,000 Deutsche Mark Floating Rate Bonds of 1995 due January 5, 2000.

6. Indebtedness evidenced by the Guarantor's 100,000,000 Deutsche Mark Floating Rate Bonds of 1996 due March 1, 1999.

                                                                       EXHIBIT L

                    [Form of Competitive Bid Quote Request]

                          COMPETITIVE BID QUOTE REQUEST

                                                     [______________, 19__]

ABN AMRO Bank N.V.,
  New York Branch, as
  Administrative Agent
500 Park Avenue
New York, New York 10022

Attention:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998 (as amended, supplemented and otherwise modified and in effect from time to time, the "Credit Agreement"), among Omnicom Finance Inc., Omnicom Finance Limited, the Banks party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent for such Banks. Terms used but not defined herein have the respective meanings given to such terms under the Credit Agreement. This Competitive Bid Quote Request is being delivered to the Administrative Agent pursuant to Section 2.13 of the Credit Agreement.

     The undersigned hereby requests that the Banks submit, as provided in
Section 2.13 of the Credit Agreement, Competitive Bid Quotes for the proposed Competitive Bid Borrowing(s) described below:


                         Competitive Bid Quote Request

                                                                       EXHIBIT L
                                                                          Page 2


                   Borrowing             Interest
Borrower           Date              Amount *       Type **      Period ***
--------           ----              ------         ----         ------



     Please notify, as provided in Section 2.13 of the Credit Agreement, the Banks of this Competitive Bid Quote Request.

                                           Very truly yours,

                                           OMNICOM [FINANCE INC.][FINANCE
                                             LIMITED]

                                           By____________________________
                                             Name:
                                             Title:

----------
* Each amount must be $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

** Insert either "Margin" (in the case of Eurodollar Market Loans) or "Rate" (in the case of Absolute Rate Loans).

*** 1, 2, 3 or 6 [9 or 12] months (in the case of a Eurodollar Market Loan) or a period of not less than seven and not more than 360 days after the making of the Loan the last day of which is a Business Day (in the case of a Absolute Rate Loan).


                         Competitive Bid Quote Request

                                                                       EXHIBIT M

                        [Form of Competitive Bid Quote]

                             COMPETITIVE BID QUOTE

                                                     [______________, 19__]

ABN AMRO Bank N.V.,
  New York Branch, as
  Administrative Agent
500 Park Avenue
New York, New York 10022

Attention:

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of May 10, 1996, amended and restated as of February 20, 1998 (as amended, supplemented and otherwise modified and in effect from time to time, the "Credit Agreement"), among Omnicom Finance Inc., Omnicom Finance Limited, the Banks party thereto and ABN AMRO Bank N.V., New York Branch, as maker of Swingline Loans referred to therein, as Letter of Credit Issuer and as Administrative Agent for such Banks. Terms used but not defined herein have the respective meanings given to such terms under the Credit Agreement. This Competitive Bid Quote is being delivered to the Administrative Agent pursuant to Section 2.13 of the Credit Agreement.

     In response to the Competitive Bid Quote Request of Omnicom Finance [Inc.][Limited] dated [_______, 19__], the undersigned hereby submits, as provided in Section 2.13 of the Credit Agreement, Competitive Bid Quote(s) for the proposed Competitive Bid Borrowing(s) described below:


                         Competitive Bid Quote Request

                                                                       EXHIBIT M
                                                                          Page 2


Borrower        Borrowing                                            Interest
Rate****        Date             Amount*           Type**            Period***
--------        ----             -------           ------            ---------



provided that Omnicom [Finance Inc.][Finance Limited] may not accept offers that would result in the undersigned making Competitive Bid Loans pursuant hereto in excess of $[____________] in the aggregate (the "Competitive Bid Loan Limit").

     Please notify, as provided in Section 2.13 of the Credit Agreement, Omnicom [Finance Inc.][Finance Limited] of this Competitive Bid Quote.

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the [__] sentence of Section 2.13[__] of the Credit Agreement and any Competitive Bid Loan Limit specified above).

                                           Very truly yours,

                                           [NAME OF BANK]

                                           By____________________________
                                             Name:
                                             Title:

----------
     **** For a Eurodollar Market Loan, specify margin over or under the Quoted
          Rate determined for the applicable Interest Period as a percentage (rounded to the nearest 1/10,000th of 1%) and whether "PLUS" or "MINUS". For a Absolute Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).

* Each amount must be per ss.2.03(c)(ii) or an integral multiple of $1,000,000.

** Insert either "Margin" (in the case of Eurodollar Market Loans) or "Rate" (in the case of Absolute Rate Loans).

*** 1, 2, 3 or 6 [9 or 12] months (in the case of a Eurodollar Market Loan) or a period of not less than seven and not more than 360 days after the making of the Loan the last day of which is a Business Day (in the case of a Absolute Rate Loan).


                         Competitive Bid Quote Request